                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Check the appropriate box:
    /X/  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                        Optika Investment Company, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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SEC File Number









                       OPTIKA INVESTMENT COMPANY, INC.
                      8450 East Crescent Parkway, Suite 100
                        Greenwood Village, CO 80111-2818
                            Telephone: (720) 889-0150
                            Facsimile: (720) 889-0153

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO



                      NO PROXIES ARE BEING SOLICITED AND
                 YOU ARE NOT REQUESTED TO SEND OPTIKA A PROXY

                        OPTIKA INVESTMENT COMPANY, INC.
                      8450 East Crescent Parkway, Suite 100
                        Greenwood Village, CO 80111-2818
                            Telephone: (720) 889-0150
                            Facsimile: (720) 889-0153

               NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

      To our Stockholder:

      Notice is hereby given that we have obtained the written consent of a majority of our stockholders of record as of May 29, 2001, to the following actions:

      1. A change of domicile and reincorporation of Optika Investment Company, Inc. from the state of Nevada to the state of Delaware;

      2.    The change of the company's name to USA Broadband, Inc.

      3. The adoption of the USA Broadband, Inc. Long-Term Incentive Plan for employees and consultants; and

      4. The adoption of the USA Broadband, Inc. 2001 Director Option Plan for the outside directors of the company.

      The foregoing items of business that have been approved by a majority of our shareholders are more fully described in the information statement accompanying this notice. Each of the items of business will be effective twenty
(20) days after the mailing of this notice and the attached Information Statement, which we intend to mail to our stockholders on or about June ___, 2001. All necessary corporate approvals in connection with the items of business have been obtained. Accordingly, pursuant to Section 78.320 of the Nevada Revised Statutes and Section 14(c) of the Securities Exchange Act of 1934, as amended, you are hereby provided with notice of the approval of these actions by less than unanimous written consent of our shareholders, prior to the actions taking effect.

      Shareholders of record as of the close of business on Mary 29, 2001 are entitled to receive this notice and the attached Information Statement.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                          By the Order of the Board of Directors

                                          /s/ DAVID LERTEN
                                          ----------------------------
                                          David Lerten
                                          President and Chief Executive Officer


Greenwood Village, Colorado
June   , 2001
    ---

      This Information Statement is provided to the shareholders of Optika Investment Company, Inc. Optika Investment Company, Inc. (the "OPTIKA") at the close of business on May 29, 2001 (the "RECORD DATE"). On May 29, 2001 , the Board of Directors of Optika and a majority of Optika's shareholders approved and authorized the following:

      1. A change of domicile and reincorporation of Optika from Nevada to Delaware;

      2. The change of the name of Optika from Optika Investment Company, Inc. to USA Broadband, Inc.

      5. The adoption of the USA Broadband, Inc. USA Broadband Long-Term Incentive Plan (the "LONG-TERM PLAN") for employees and consultants of Optika;

      6. The adoption of the USA Broadband, Inc. USA Broadband 2001 Director Option Plan (the "DIRECTOR PLAN") for the outside Directors of Optika;

      The change of domicile will be accomplished by means of a reincorporation merger ("the MERGER") of Optika with and into USA Broadband, Inc. ("USA BROADBAND"), a newly formed, wholly owned Delaware subsidiary of Optika (the "REINCORPORATION"). A copy of the Agreement and Plan of Merger (the "MERGER AGREEMENT") between Optika and USABroadband is attached hereto as ANNEX A. A copy of the Long-Term Plan and the Director Plan are attached hereto as ANNEX B and ANNEX C, respectively (the Long-Term Plan and the Director Plan are sometimes hereafter collectively referred to as the "Plans"). The effective date of the Reincorporation and adoption of the Plans shall be twenty days after the mailing of this Information Statement.

      The purpose of this Information Statement is to provide the shareholders of Optika with information regarding the Reincorporation and the adoption of the Plans. In addition, the Information Statement provides information on the recent change in control of Optika and Optika's recent change in business.

                      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                                 NOT TO SEND US A PROXY.

                      REINCORPORATION OF OPTIKA IN DELAWARE

      The Reincorporation will be accomplished by means of the Merger. Upon completion of the Merger on __________________, 2001 (the "EFFECTIVE TIME"), each outstanding share of common stock of Optika, par value $.001, ("COMPANY COMMON STOCK") will be converted into one share of common stock, $.001 par value, of USA Broadband ("USA BROADBAND COMMON STOCK"). As a result of the Merger, the existing shareholders of Optika will automatically become shareholders of USA Broadband.

      USA Broadband will be governed by the Delaware Business Corporation Act ("DELAWARE LAW") and by new Certificate of Incorporation and Bylaws, which will replace Optika's current Certificate of Incorporation and Bylaws. These changes may alter the rights of shareholders of Optika. (See "Certain Differences and Similarities Between the Law and Charter

Documents Governing Optika and USA Broadband.") The text of the Certificate of Incorporation and Bylaws of USA Broadband are attached hereto as ANNEX D and ANNEX E, respectively. The rights of any shareholders of Optika who dissent are described below under "Right of Shareholders to Dissent."

      As a result of the Reincorporation, the existence of Optika shall cease and USA Broadband will succeed to all business, properties, assets, and liabilities of Optika. The Reincorporation will not result in any material change of Optika's business, management, assets, liabilities, or net worth. The officers and directors of Optika at the Effective Time of the Merger will serve in their respective capacities as officers and directors of USA Broadband. Stock certificates of Optika will be deemed to represent the same number of shares of USA Broadband as were represented by such stock certificates of Optika immediately prior to the Reincorporation, however, shareholders are encouraged to exchange their stock certificates in Optika for new stock certificates of USA Broadband. The exchange can be accomplished by sending the stock certificates of Optika to Optika's transfer agent, Colonial Stock Transfer, located at 455 East 400 South, Suite 100, Salt Lake City, Utah 84111, along with a letter of instruction requesting the exchange.

      It is anticipated that following the Merger, USA Broadband will continue to have USA Broadband Common Stock listed on the Nasdaq OTC Bulletin Board. Optika's ticker symbol has previously been "OPKC" and Optika anticipates that it will seek a change in the ticker symbol to be more consistent with its new name, USA Broadband, Inc. Delivery of existing stock certificates representing Optika Common Stock will constitute "good delivery" of shares of USA Broadband Common Stock in transactions subsequent to the Merger.

      Pursuant to the terms of the Merger Agreement, each option to purchase Optika Common Stock outstanding immediately prior to the Effective Time of the Merger will become an option to purchase USA Broadband Common Stock, subject to the same terms and conditions as set forth in the applicable option plan or other agreement pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements with Optika will be continued by USA Broadband upon the same terms and subject to the same conditions, including the Long-Term Plan and Director Plan described herein.

      It is anticipated that the Merger will be effective ________________, 2001. The Merger Agreement provides, however, that the Merger may be abandoned by the Board of Directors of Optika at any time prior to the Effective Time. In addition, the Merger Agreement may be amended prior to the Effective Time; provided, however, that the Merger Agreement may not be amended if such amendment would (i) alter or change the amount or kind of shares to be received by the shareholders in the Merger, (ii) alter or change any term of the Certificate of Incorporation of USA Broadband, or (iii) effect any alteration or change that would adversely affect the shareholders.

REASONS FOR THE REINCORPORATION

      The reasons for the Reincorporation are as follows:

      1. Pursuant to the recent change in control and change in business of Optika described below, Optika headquarters will no longer be located in Nevada;

      2. Delaware has a comprehensive and flexible corporation law, which is periodically updated and revised to meet changing business needs;

      3. Delaware Courts have developed considerable expertise in dealing with corporate law issues and as a result, there is a much greater predictability with respect to corporate legal affairs; and

      4. The Board of Directors believes the convenience, flexibility and predictability provided by the Delaware Business Corporation Act is not currently available under Nevada Corporate Law ("NEVADA LAW").

      For these reasons, Optika believes that the Reincorporation is in the best interests of Optika and its shareholders. Following the Reincorporation in Delaware, shareholders may, in some instances, have fewer rights and therefore less protection than under Nevada Law. See "Certain Differences and Similarities Between the Law and Charter Documents Governing Optika and USA Broadband" and "Certain Antitakeover Effects of Certain Provisions of the Certificate of Incorporation and Bylaws of USA Broadband."

CHANGE OF NAME

      As part of the Reincorporation Optika's name will be changed to that of its subsidiary -- USA Broadband, Inc. The reason for the name change is to provide Optika with a name that reflects is newly adopted strategy to develop and offer a range of digital television, entertainment and data services via satellite, cable or wireless delivery technologies to targeted markets throughout the United States.

RIGHTS OF SHAREHOLDERS TO DISSENT

      Pursuant to Sections 78.471 to 78.502, inclusive, of the Nevada General Corporation Law shareholders who object to the Merger and who otherwise comply with the procedures set forth in such Sections of that law in respect of dissenters' rights may obtain, in lieu of any shares of USA Broadband Common Stock, the fair value of their Company Common Stock. In order to qualify for dissenters' rights, a shareholder:

                  (a) must deliver to Optika written demand for payment of fair value for his shares of Company Common Stock (see Form of "Dissenter's Demand for Payment" attached hereto as ANNEX H);

                  (b) must have acquired beneficial ownership of the shares
            prior to May 29, 2001 , the date of the approval of the Reincorporation; and

                  (c) must deposit his or her stock certificates with
            Optika -- USA Broadband, Inc. 8450 East Crescent Parkway,

            Suite 100, Greenwood Village, Colorado  80111-2818.  Attention:
            Edward P. Mooney.

      Record holders of shares of Company Common Stock may assert dissenters' rights as to fewer than all of the shares registered in such holder's name only if such holder dissents with respect to all shares beneficially owned by any one person. In such event, the record holder shall disclose the name and address of each beneficial owner on whose behalf such holder dissents and thereafter such shares shall be considered as if registered in the name of a different holder.

      A beneficial owner of shares (who is not the record holder) may assert dissenters' rights and shall be treated as a dissenting shareholder if such beneficial owner submits to Optika the written consent of the record holder. A beneficial owner may not dissent with respect to less than all of the shares which such beneficial owner owns, whether or not such shares are registered in such beneficial owner's name.

      Promptly after timely receipt of demand for payment, Optika shall remit to dissenters who have made demand and have deposited their certificates the amount which Optika estimates to be the fair value of the shares. Such remittance shall be accompanied by (i) the balance sheet, a statement of income and a statement of changes in the shareholders' equity of Optika for a fiscal year ending not more than 16 months before the date of payment together with the latest available interim statements, (ii) a statement of Optika's estimate of the fair value of the shares, and (iii) a notice of the right of dissenters to demand supplemental payment. Alternatively, Optika may give written notice that no remittance will be made in which event Optika will return any certificates delivered pending final payment.

      A dissenter who believes that the amount stated or remitted is less than the fair value of such dissenter's shares may prepare and send to Optika an estimate of the fair value of the shares, which shall be deemed a demand for payment of that amount or the deficiency from the remittance made, provided that if Optika has remitted payment of its estimated value and a dissenter does not file an estimate within 30 days after mailing of the remittance, such dissenter shall be entitled to no more than the amount remitted to such dissenter by Optika.

      Within 60 days after the latest of the Effective Date, the timely receipt of demand for payment or the timely receipt of estimates if demand for payment remains unsettled, Optika may file in the district court of Elko County, Nevada, an application requesting that the fair value of the shares be determined. All dissenters whose demands have not been settled shall be made party to such proceedings and a copy of the application shall be served on each such dissenter.

      The costs and expenses of dissenters' rights proceedings, including reasonable compensation and expenses of any appraiser appointed by the Court, shall be assessed against Optika provided that, if the Court deems it appropriate, all or part of such costs and expenses may be apportioned and assessed against dissenters whose action in demanding supplemental payment is determined by the Court to have been arbitrary, vexatious or not in good faith. Similarly, the Court has the power to assess fees and expenses of counsel and of experts for the respective parties against either Optika or the dissenters if the Court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith.

CERTAIN DIFFERENCES AND SIMILARITIES BETWEEN THE LAW AND CHARTER DOCUMENTS GOVERNING OPTIKA AND USA BROADBAND

      The Certificate of Incorporation and Bylaws of USA Broadband and the Certificate of Incorporation and Bylaws of Optika are substantially similar. The only material difference between these documents is the authorization of preferred stock in the USA Broadband Certificate of Incorporation and the increase in the number of common shares Optika may issue. See "Certain Anti-takeover Effects of Certain Provisions of the Certificate of Incorporation and Bylaws of USA Broadband - Preferred Stock." The addition of the preferred stock provision will not limit the ability of Optika to claim a registration exemption for the Reincorporation under Rule 145 of the Securities Act of 1933.

      The laws of the state of Delaware and the state of Nevada, which govern the respective corporations, differ in certain respects. The following summary describes certain differences and similarities between the rights of shareholders in the two jurisdictions. References to Nevada Law and Delaware Law below describe such laws currently in effect. The summary does not purport to be a complete description of the differences and similarities, or to give full effect to the provisions of statutory or common law, and is subject to, and qualified in its entirety by, reference to the Delaware Law and Nevada Law as it is currently in effect.

            1. CUMULATIVE VOTING. Both Nevada and Delaware preclude cumulative voting unless the Certificate of Incorporation expressly provide for the same. The Certificate of Incorporation of Optika did not allow cumulative voting. The Certificate of Incorporation of USA Broadband do not authorize cumulative voting. Therefore, the shareholders have the same rights under the USA Broadband' Certificate of Incorporation as they did under Optika's Certificate of Incorporation. Both states permit, subject to contrary provisions in specified charter documents, the remaining directors to fill vacancies on the board of directors by a majority vote, though less than a quorum.

            2. DIRECTOR LIABILITY. Both Nevada Law and Delaware Law have provisions which make directors personally liable for the willful or negligent violation of the statutes with regard to the payment of dividends. In Nevada, the period of limitation on such a claim is three years; in Delaware, the period of limitation is also three years. Delaware requires that a corporation pay dividends only from "surplus," which is defined as the extent by which its net assets exceed its stated capital. A director is liable to the corporation and to its creditors, in the event of the corporation's dissolution or insolvency, for the payment of dividends in violation of these rules. A Nevada corporation may pay dividends in any amount so long as they are not paid when the corporation is insolvent. If dividends are paid when the corporation is insolvent, the directors can be held liable for the distributions. The Certificate of Incorporation for Optika and the Certificate of Incorporation for USA Broadband both contain provisions limiting the liability of directors.

            3. SHAREHOLDER MEETINGS. Both states permit shareholder meetings within or without the state as provided in the bylaws. In Delaware a special meeting of shareholders may be called by shareholders holding at least ten (10) percent of all of the voting shares. The Bylaws of Optika contain provisions similar to the provisions under Delaware Law described above. In Nevada, actions may be taken without a meeting upon written consent of shareholders holding at least a majority of the voting power, or of such greater proportion as is required for such action. Delaware Law also requires that a written consent must be signed by the majority of holders of all shares entitled to vote on the action that is the subject of the consent. Therefore, the shareholders have the same rights under the USA Broadband Certificate of Incorporation as they had under Nevada Law with regard to written consents of shareholders. In Nevada, directors may prescribe a record date not greater than sixty (60) days prior to any shareholder meeting; in Delaware, the record date must be not more than seventy (70) days prior to the date of the meeting.

            4. PREEMPTIVE RIGHTS. Under the Delaware law, shareholders do not have preemptive rights to subscribe for or acquire any additional issue of stock or any securities convertible into such stock unless and except to the extent provided in the Certificate of Incorporation. The Certificate of Incorporation of USA Broadband do not grant preemptive rights. Under Nevada law, corporations incorporated in Nevada before October 1, 1991 automatically confer preemptive rights on shareholders unless the corporation specifically provides otherwise in its articles or incorporation. The Certificate of Incorporation of Optika deny preemptive rights. Thus, shareholder rights in this regard shall be unaffected by the Reincorporation.

            5. ANTI-TAKEOVER LEGISLATION. The Nevada Business Combination Law generally prohibits a Nevada corporation from entering into a business combination with an interested shareholder unless (i) the business combination or the purchase of shares by such interested shareholder on the date the interested shareholder first became an interested shareholder is approved by the board of directors prior to such date; (ii) a majority of the non-interested shareholders approve the business combination no earlier than five years after such date; or (iii) the common shareholders receive the highest share price the "interested shareholder" paid for the corporation's stock in the previous five years. The business combinations which are regulated under Nevada law include: a merger with an interested shareholder, a sale, lease or exchange of more than 5% of the corporation's assets or more than 10% of its earning power, a transfer or issuance of stock having a market value of more than 5% of the market value of the corporation's shares; a dissolution of the corporation proposed by an interested shareholder, a reclassification, recapitalization or other transaction with an interested shareholder that has the effect of increasing such interested shareholder's proportionate share in any class of voting shares; or a loan from the corporation to an interested shareholder. The Delaware Shareholder Protection Act provides similar protection to shareholders in the event of a business combination.

            6. ACQUISITION OF CONTROLLING INTEREST. Nevada also has statutes which limit the acquisition of a "controlling interest" in a corporation, which is defined as the ownership of voting shares equivalent to: (i) one-fifth or more but not more than one-third, (ii) one-third or more but not more than a majority, or (iii) a majority or more, of all of the voting power of the corporation in the election of directors. A "controlling interest" may be acquired directly or indirectly, but for purposes of the statute, "acquisition" does not include the acquisition of shares in good faith and without the intent to avoid the requirements of the "controlled shares" statute. The "controlled shares" statute applies to any corporation which has 200 or more shareholders, at least 100 of whom are Nevada residents and which does business in Nevada. The statute provides that an acquiring person gets only such voting rights in the controlled shares as are conferred by a resolution of the shareholders. A corporation, in its Certificate of Incorporation or bylaws, can call for redemption of all of the "controlled shares" owned by the "acquiring person" at the average price paid for the "controlled shares" if (a) an offeror's statement is not delivered by the acquiring person to the corporation on or before the tenth day after acquisition of the "controlled shares" or (b) if the "controlled shares" are not granted full voting rights by the shareholders. If the corporation does not wish to be bound by the Nevada "controlled shares" statute, it may opt out of it if its Certificate of Incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply. Due to the location and number of shareholders of Optika, the Nevada controlled shares statute does not apply to Optika. The Delaware Control Share Acquisition Act provides that any person or entity that acquires 20% or more of the outstanding voting shares of a corporation is denied voting rights with respect to the acquired shares unless a majority of the disinterested shareholders of the corporation vote to restore such voting rights. Unless otherwise provided in the Certificate of Incorporation, shareholders shall have rights to have their shares redeemed by the corporation at fair value if a control share acquisition occurs. Fair value in this context means a value not less than the highest price paid per share by the acquiring person in the control share acquisition.

            7. AMENDMENT TO CERTIFICATE OF INCORPORATION. Nevada Law provides that amendments to the Certificate of Incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon. Delaware Law likewise requires approval by a majority of the shareholders to approve an amendment to the Certificate of Incorporation.

CERTAIN ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF USA BROADBAND

      The USA Broadband Certificate of Incorporation and Bylaws contain certain provisions that replicate existing provisions of Optika's Certificate of Incorporation and Bylaws. The USA Broadband Certificate of Incorporation also added certain new provisions not previously contained in Optika's Certificate of Incorporation. Certain of these provisions could make more difficult the acquisition of USA Broadband by means of a tender offer, a proxy contest or otherwise. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the forms of USA Broadband' Certificate of Incorporation and Bylaws, which are attached to this Information Statement as ANNEX D and ANNEX E, respectively.

PREFERRED STOCK

      Optika's Certificate of Incorporation do not authorize or provide for the issuance of Preferred Stock. USA Broadband' Certificate of Incorporation authorizes 50 million shares of preferred stock to be issued in the form and manner, with the relative rights, preferences, qualifications, limitations or restrictions thereon as the Board of Directors shall determine.

      This provision authorizes the USA Broadband Board to establish one or more classes or series of preferred stock ("USA BROADBAND PREFERRED STOCK") and to determine, with respect to any such class or series of USA Broadband Preferred Stock, its terms and rights, including (i) the designation of the series, (ii) the voting powers, if any, (iii) whether dividends, if any, will be cumulative or noncumulative and the dividend rate of the series, (iv) the redemption rights and price or prices, if any, for shares of the series, and (v) preferences and other special rights, if any, of shares of the series in the event of any liquidation, dissolution, or distribution of the assets of USA Broadband.

      Optika and USA Broadband believe that the ability of the USA Broadband Board to issue one or more series of USA Broadband Preferred Stock will provide USA Broadband with flexibility in structuring possible future financing and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of USA Broadband Preferred Stock, as well as shares of USA Broadband Common Stock, will be available for issuance without further action by USA Broadband' shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which USA Broadband' securities may be listed or traded.

      Although the USA Broadband Board has no intention at the present time of doing so, it could issue a series of USA Broadband Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The USA Broadband Board will make any determination to issue such shares based on its judgment as to the best interests of USA Broadband and its shareholders. The USA Broadband Board, in so acting, could issue USA Broadband Preferred Stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the USA Broadband Board, including a tender offer or other transaction that some, or a majority, of USA Broadband' shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then current market price of such stock. As is currently the case with Optika, the Board of Directors of USA Broadband may consider other changes in the Certificate of Incorporation and Bylaws that may have antitakeover effects, including the institution of a shareholder rights plan. Although no decisions have been made in this regard, in the event such action is taken, USA Broadband Preferred Stock would be used to implement such a plan.

DESCRIPTION OF CAPITAL STOCK OF USA BROADBAND

      The USA Broadband Board of Directors and Optika, as sole shareholder of USA Broadband, have approved the USA Broadband Certificate of Incorporation. Under the USA Broadband Certificate of Incorporation, the total number of shares of all classes of stock that USA Broadband has authority to issue is 150 million, consisting of 100 million shares of USA Broadband Common Stock par value $.001 and 50 million shares of USA Broadband Preferred Stock par value $.001.

USA BROADBAND COMMON STOCK

      The holders of USA Broadband Common Stock are entitled to one vote per share on all matters voted on by shareholders, including elections of directors. Subject to any preferential rights of any shares of USA Broadband Preferred Stock that may be outstanding, the holders of USA Broadband Common Stock are entitled to such dividends as may be declared from time to time by the Board of Directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of USA Broadband available for distribution to such holders. Holders of USA Broadband Common Stock have no preemptive rights and no cumulative voting.

USA BROADBAND PREFERRED STOCK

      The USA Broadband Board of Directors is authorized to provide for the issuance of shares of USA Broadband Preferred Stock, in one or more classes or series and to fix the voting power, if any, designations, preferences, rights, and qualifications of each such class or series and the qualifications, limitations or restrictions thereof. No shares of USA Broadband Preferred Stock are currently issued or outstanding. See "Certain Anti-takeover Effects of Certain Provisions of the Certificate of Incorporation and Bylaws of USA Broadband - Preferred Stock."

      As of the date of this Information Statement, USA Broadband proposes to utilize shares of Preferred Stock to (i) complete the proposed acquisition of DDC by issuing Series B and C Preferred Stock as described below and (ii) raise proceeds from a proposed private placement offering of Series A Preferred Stock as described below.

SERIES A PREFERRED STOCK: The Series A Preferred Stock, to be issued in conjunction with the Company's proposed private placement to be commenced in June, 2001, will accrue 8% per annum accumulating dividends, payable in Series A Preferred Stock. The Series A will convert into Common Stock at the option of holder, initially into Common Stock on a 1 for 1 basis. The Series A will contain customary anti-dilution protections for conversion of the Series A Preferred Stock and in the event of a liquidation of Optika, holders of Series A Preferred Stock will receive an amount equal to their original investment, plus 8% per annum thereon, prior to any distribution to common holders. Mandatory conversion will occur upon the date of a secondary public stock offering at $10.00 or higher, with a minimum of $20,000,000 in aggregate proceeds received by Optika. The Series A Preferred Stock will vote with common stock on an as converted basis, on all matters, except in certain circumstances such as the election of one director as long as 50% of the Preferred Stock remains outstanding and not converted into Common Stock.

SERIES B PREFERRED STOCK: The Series B Preferred Stock, to be issued in conjunction with the proposed acquisition of DDC, is redeemable, non-voting and non-convertible. The Series B Preferred Stock does not accrue dividends, and in the event of a liquidation is subordinated to the Company's Series A Preferred Stock at a rate of $1.00 per share. Certain partial mandatory redemption provisions take effect in the event of future financing activities of the Company, excluding the Bridge Loans and the proposed offering of Series A Preferred Stock.

SERIES C PREFERRED STOCK: The Series C Preferred Stock, to be issued in conjunction with the proposed acquisition of DDC, is redeemable, non-voting and non-convertible. The Series C Preferred Stock does not accrue dividends, and in the event of a liquidation is subordinated to the Company's Series A Preferred Stock at a rate of $1.00 per share. Certain partial mandatory redemption provisions take effect in the event of future financing activities of the Company, excluding the Bridge Loans and the proposed offering of Series A Preferred Stock.

      The capitalization of Optika as of March 31, 2000, and as adjusted to give effect to the Merger (see "FINANCIAL SUMMARY - Recent Developments"), and the proposed sale of $5,250,000 of Series A Preferred Shares, is as set forth below:

AUTHORIZED SHARES

      After giving effect to this Offering and the Acquisition of DDC, the authorized capital stock of Optika will consist of the following: (i) 100,000,000 shares of common stock, par value $.001 per share, and (ii) 50,000,000 shares of preferred stock, par value $.001 per share, with (a) 7,000,000 shares designated as the Series A Preferred stock, par value $.001 per share, (b) 2,625,000 shares designated as Series B Preferred Stock, par value $.001 per share, and (c) 7,875,000 shares designated as Series C Preferred Stock, par value $.001 per share.

SHARES ISSUED AND OUTSTANDING PRIOR TO OFFERING AND ACQUISITION OF DDC

      Prior to the Offering and the Acquisition of DDC, there were 13,643,043 shares of Common Stock issued and outstanding.

SHARES ISSUED AND OUTSTANDING POST-OFFERING AND POST-ACQUISITION

COMMON STOCK. Assuming the issuance of 1,110,000 shares of Common stock pursuant to the Acquisition of DDC, as of Closing there will be 4,753,043 shares of common stock outstanding.

PREFERRED STOCK. Assuming 3,500,000 shares of Series A Preferred are issued in connection with the proposed Offering, and certain issuances of Series A, B, and C Preferred Stock in connection with the Acquisition of DDC, the following shares of Preferred stock issued and outstanding:

      Series A Preferred      3,666,666
      Series B Preferred      2,625,000 (non-voting; subject to adjustment)
      Series C Preferred      7,875,000 (non-voting; subject to adjustment)

SUMMARY OF FEDERAL INCOME TAX AND ACCOUNTING CONSEQUENCES OF THE
REINCORPORATION

      Neither the holders of Company Common Stock, Optika, nor USA Broadband should recognize gain or loss by reason of the Reincorporation for federal income tax purposes. Further, each share of USA Broadband Common Stock acquired by a holder of Company Common Stock by reason of the Reincorporation should have the same tax basis and the same holding period as the equivalent Company Common Stock, provided that such holder holds such share of Company Common Stock as a capital asset on the date the Reincorporation is effected. Tax provisions are complex and subject to change and this summary does not purport to be a complete discussion of all the possible tax consequences of the Reincorporation under federal law. Further, no effort has been made to summarize the tax treatment of the Reincorporation under the various tax laws of states to which stockholders are subject.

                            LONG-TERM INCENTIVE PLAN

      The Board of Directors of Optika and a majority of the shareholders of Optika have approved the adoption of the Long-Term Plan for key employees of Optika and any subsidiary and consultants providing services to Optika and any subsidiary. The Long-Term Plan authorizes grants of Incentive Stock Options ("ISOs"), Non-qualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock, Performance Shares, and Dividend Equivalents. The total number of shares of Company common stock available for awards under the Long-Term Plan is 3,000,000.

      The Board believes that use of long-term incentives as authorized under the Long-Term Plan to be beneficial to Optika as a means of promoting the success and enhancing the value of Optika by linking the personal interests of its key employees and consultants to those of its shareholders and by providing them with an incentive for outstanding performance. These incentives also provide Optika flexibility in its ability to attract and retain the services of employees and contractors upon whose judgement, interest, and special effort the successful conduct of operations is largely dependent. The Long-Term Plan will have an effective date of _______________. The following summary of the Long-Term Plan is qualified in its entirety by reference to the Long-Term Plan, a copy of which is attached as ANNEX B.

      The Long-Term Plan will be administered by a committee appointed by the Board. This committee will have the exclusive authority to administer the Long-Term Plan, including the power to determine eligibility, the types and sizes of awards, and the price and timing of awards. As of the date of this Information Statement, no determination has yet been made regarding the allocation of benefits under the Long-Term Plan, or the exercise prices, expiration dates or other material conditions of options issuable under the Long-Term Plan.

DESCRIPTION OF THE AVAILABLE AWARDS

INCENTIVE STOCK OPTIONS

      An ISO is a stock option that satisfies the requirements specified in
Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees.

In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

      An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the common stock is either transferable or subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the common stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the common stock (determined at the time the common stock becomes either transferable or not subject to a substantial risk of forfeiture) is a tax preference item in the year in which the common stock becomes either transferable or not subject to a substantial risk of forfeiture.

      If common stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such common stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such common stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price, or the selling price of the common stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

      In the event an optionee exercises an ISO using common stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

      Optika will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the common stock received, except that in the event of a disqualifying disposition, Optika will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

NON-QUALIFIED STOCK OPTIONS

      A NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

      No taxable income will be realized by an optionee upon the grant of an NQSO, nor is Optika entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price and Optika will be entitled to a corresponding tax deduction, provided Optika deducts and withholds applicable taxes from amounts paid to the optionee.

      Upon a subsequent sale or other disposition of common stock acquired through exercise of an NQSO, the optionee will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to Optika.

STOCK APPRECIATION RIGHTS

      A SAR is the right granted to an employee to receive the appreciation in the value of a share of common stock over a certain period of time. Under the Long-Term Plan, Optika may pay that amount in cash, in common stock, or in a combination of both.

      A recipient who receives a SAR award is not subject to tax at the time of the grant and Optika is not entitled to a tax deduction by reason of such grant. At the time such award is exercised, the recipient must include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the common stock on the date of grant and the fair market value of the common stock on the date the SAR is exercised). Optika is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR, provided that it withholds taxes from the associate on the amount recognized upon exercise of the SARs.

PERFORMANCE SHARES

      Under the Long-Term Plan, the Committee may grant performance share units to a key employee or consultant. Typically, each performance share unit will be deemed to be the equivalent of one share of common stock.

      A recipient of a Performance Share Award will not realize taxable income at the time of grant, and Optika will not be entitled to a deduction by reason of such grant. Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the Shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient. Optika is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved, provided that Optika withholds applicable taxes.

RESTRICTED STOCK AWARDS

      Under the Restricted Stock feature of the Long-Term Plan, a key employee or consultant may be granted a specified number of shares of common stock. However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals. If the employee violates any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the stock is forfeited.

      A recipient of a Restricted Stock Award will recognize ordinary income equal to the fair market value of the common stock ("Restricted Stock") at the time the restrictions lapse. Optika is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse, provided that Optika withholds applicable taxes.

      Instead of postponing the income tax consequences of a Restricted Stock Award, the recipient may elect to include the fair market value of the common stock in income in the year the award is granted. This election is made under
Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return. The notice must be filed within 30 days of the date of grant and must meet certain technical requirements.

      The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the common stock in income when awarded. If the recipient makes a
Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date of grant. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted common stock is held. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date the restrictions lapsed. Again, such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held.

      During the period in which a recipient holds Restricted Stock, if dividends are declared prior to the lapse of the restrictions, the dividends will be treated for tax purposes by the recipient and Optika in the following manner: if the recipient makes a Section 83(b) election to recognize income at the time of the Restricted Stock Award, the dividends will be taxed as dividend income to the recipient when the restrictions lapse. Under such circumstances, Optika will not be entitled to a tax deduction, nor will it be required to withhold for applicable taxes. If no such election is made by the recipient, the dividends will be taxed as compensation to the recipient at the time the restrictions lapse and will be deductible by Optika and subject to income tax withholding at that time.

DIVIDEND EQUIVALENTS

      The Long-Term Plan also allows for the granting of dividend equivalent rights in conjunction with the grant of options or SARs. These rights entitle the employee or consultant to receive an additional amount of stock upon exercising the underlying option or SAR.

      A recipient of a Dividend Equivalent Award will not realize taxable income at the time of grant, and Optika will not be entitled to a deduction by reason of such grant. Instead, when the option upon which the Dividend Equivalent Award is paid is exercised, the recipient must include in ordinary income the fair market value of the common stock issued in payment of the Dividend Equivalent Award at the time the award is paid.

      Optika will be entitled to a tax deduction in an amount, and at the time, that the participant recognizes ordinary income due to the payment of the Dividend Equivalent Award.

However, to receive that tax deduction, Optika must deduct and withhold taxes from amounts paid to the optionee.

      The amount included as ordinary income in the optionee's income becomes the optionee's tax basis for determining gains or losses on the subsequent sale of the common stock.

RECENT TAX CHANGES

      Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the chief executive officer and the four other highest paid employees of the corporation.

      Performance-based compensation is outside the scope of the $1 million limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the Long-Term Plan will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

REGISTRATION OF SHARES

      Management anticipates that Optika will register the shares available under the Long-Term Plan with the Securities and Exchange Commission pursuant to the provisions of Form S-8.

                              DIRECTOR OPTION PLAN

      The Director Option Plan was adopted on May 29, 2001and became effective upon such date. The Director Option Plan provides for the grant of nonstatutory stock options to non-employee directors of Optika ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. A total of 1,000,000 shares of Common Stock have been reserved for issuance under the Director Option Plan. As of May 29, 2001 no options have been granted under the Director Option Plan.

ADMINISTRATION

      The Director Option Plan is designed to work automatically and not to require any discretionary administration.

ELIGIBILITY

      Only Outside Directors are eligible to participate in the Director Option Plan. It is anticipated that up to three directors should be eligible to participate in the Director Option Plan in 2001.

TERMS OF OPTIONS

EXERCISE PRICE.

      The exercise price of options granted to Outside Directors must be 100% of the fair market value of the Common Stock on the date of grant.

NUMBER OF SHARES AND TIMING OF GRANTS.

      The Director Option Plan provides that each newly appointed or elected Outside Director, who was not a current Director on the date on which the Director Option Plan became effective, will be granted an option to purchase twenty-five thousand (25,000) shares of Common Stock on January 1 of each year after his or her appointment (if, on such date, he or she has served as a director for at least six months), so long as he or she remains an Outside Director, or such other grant as approved by the Board of Directors

CONSIDERATION.

      The consideration for exercising options granted to Outside Directors may consist of: cash, check, previously owned shares of Company common stock or cashless exercise.

TERM.

      Options granted to the Outside Directors have a ten year term, or shorter upon termination of their tenure as a director

VESTING.

      Options granted to the Outside Directors are fully vested on the three (3) month anniversary of receipt.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      In the event any change is made in Optika's capitalization, such as a stock split or stock dividend, which results in a greater or lesser number of shares of Common Stock, appropriate adjustment shall be made in the option price and in the number of shares subject to the options. In the event of the proposed dissolution or liquidation of Optika, to the extent that an option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. In the event of the merger or sale of substantially all of the assets of Optika, all outstanding options shall be assumed or substituted by the successor corporation, or if they are not assumed or substituted, they shall become fully vested unless the Board of Directors determines otherwise.

AMENDMENT AND TERMINATION

      The Board of Directors may amend the Director Option Plan at any time or may terminate it without approval of the shareholders. However, no such action by the Board of Directors may unilaterally alter or impair any option previously granted under the Director Option Plan without the consent of the optionee. In any event, the Director Option Plan will terminate ten years after the date of its adoption by the Board of Directors.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding beneficial ownership of common stock of Optika, as of March 31, 2001, by (i) by each person who is known by us to own beneficially more than five percent, (ii) by each of our directors and director nominees, (iii) by each of our executive officers and
(iv) by all directors and executive officers as a group.


                                                                   PERCENTAGE
                                                                      AFTER
   NON-MANAGEMENT BENEFICIAL          SHARES                       ACQUISITION
            OWNERS                 BENEFICIALLY      PERCENTAGE   AND FINANCING
                                       OWNED                           (8)
--------------------------------  ----------------   ----------  ----------------
Maroon Bells Capital, L.L.C.           818,875 (1)        6.00%          9.92%
Theodore H. Swindells                  507,437 (2)        3.72%          6.15%
Paul A. Moore                          818,875 (3)        6.00%          9.92%

Nathan Drage Trust                     500,000            3.66%          6.05%


DIRECTORS AND EXECUTIVE
OFFICERS
--------------------------------

David M. Lerten                        446,607 (4)        3.27%          5.41%
John R. Evans                          383,334 (5)        2.80%          4.64%
Edward P. Mooney                       250,000 (6)        1.83%          3.03%
Robert R. Wallace (3)                 10,015,000 (7)     73.41%          0.002%


----------------

(1) Includes 250,000 shares owned by Paul A. Moore, and 166,667 warrants to purchase common stock held by Paul Moore, exercisable at $0.01 per share. Also includes 166,667 shares of Series A Preferred Stock that Mr. Moore is entitled to purchase upon conversion of a bridge note held by him in the amount of $250,000. Does not include 500,000 warrants to purchase common stock held by Maroon Bells at $1.50 per share because such warrants are not exercisable until after December 31, 2001.

(2) Includes 91,104 shares held by TW Properties. Also includes 33,333 shares of Series A Preferred Stock that Mr. Swindells is entitled to purchase upon conversion of certain bridge notes held by him in the amount of $50,000, and 33,333 warrants held by him issued in connection with such note, exercisable at $0.01 per share.

(3) Includes 235,541 common shares held by Maroon Bells, L.L.C., 166,667 shares of Series A Preferred Stock that Mr. Moore is entitled to purchase upon conversion of certain bridge notes held by him in the amount of $250,000, and 166,667 warrants held by him issued in connection with such note, exercisable at $0.01 per share.

(4) Includes 180,000 shares granted to Mr. Lerten as part of his employment, which shares are subject to forfeiture if certain performance hurdles are not met. Also includes 166,667 shares of Series A Preferred Stock purchased by Mr. Lerten pursuant to a promissory note in the amount of $250,000. Also includes 25,000 options to purchase common stock at prices between $1.50 and $4.50, which have vested or will vest prior to May 31, 2001. Does not include 225,000 of such options which vest after May 31, 2001.

(5) Includes options to purchase 150,000 shares at $0.50 per share, and 66,667 shares of Series A Preferred Stock that Mr. Evans is entitled to purchase upon conversion of certain bridge notes held by him in the amount of $100,000 and 66,667 warrants held by him issued in connection with such note, exercisable at $0.01 per share.

(6) Includes options to purchase 100,000 shares at $1.50 per share.

(7) Upon closing of the acquisition of Direct Digital or the financing contemplated hereby, whichever occurs earlier, Mr. Wallace will resign from the Board and cancel 10,000,000 of the shares he currently owns.

(8) Assumes 3,500,000 shares are issued in this offering, 1,110,000 shares are issued in connection with the acquisition of DDC and that Mr. Wallace's certificate for 10,000,000 is cancelled, for a total of 8,253,043 shares outstanding (excludes any options or warrants issued or contemplated to be issued).




                               CHANGE IN BUSINESS

PROPOSED ACQUISITION OF CABLE CONCEPTS, INC. (DBA/ DIRECT DIGITAL
COMMUNICATIONS, INC.)


      Optika Investment Company, Inc. was originally incorporated on November 22, 1985 as Double Ought Green Corporation in the State of Utah for the purpose of acquiring business entities or other investment activities. Optika changed its domicile to Nevada in anticipation of an acquisition. In February 1999, Optika changed its name to Sumex Corporation. In March 1999, Optika changed its name to EZIX.COM, Inc. In July 1999, Optika acquired Ecenter, Inc. (a Utah corporation) and changed its name to E-Center.com, Inc. The acquisition was later rescinded and Optika changed its name to Merlin Software Technologies, Inc. in December 1999. Optika changed its name to Optika Investment Company, Inc. in January 2000.

      In early 2001, Optika adopted a new business strategy to become a provider of digital television, data and broadband interactive services. Optika will seek to develop a suite of digital services based on best-of-breed delivery technologies such as direct broadcast satellite and high speed wireline and wireless access. Initially, Optika will seek to deploy access and delivery infrastructure to capture market share in historically underserved markets. Optika has initially identified three prospective markets where it will seek to develop operations and offer services. These market segments may include the multiple dwelling unit ("MDU") market, the planned community developments ("PCD") and other underserved markets such as rural and lower density suburban markets presently served by legacy analog cable systems. Optika will seek to develop or acquire wholly-owned operating subsidiaries to pursue these distinct market opportunities.

      Development of these markets by competitive service providers has been slow. Owners of condominiums, renters in apartment buildings and planned community development residents usually cannot purchase and install satellite broadcast equipment and must rely on the condominium association, apartment owner or developer to provide access. Access providers have lacked the necessary capital to fund build-outs or conversions; they have relied on legacy infrastructure; business plans have been poorly executed; management expertise has lacked and customer service has been poor. Optika believes that significant opportunities exist for rapid market entry and for the acquisition of customer bases and operating assets. Optika will seek to develop or acquire wholly-owned operating subsidiaries to pursue these distinct market opportunities.

      On April 4, 2001, Optika announced that it had entered into a Definitive Agreement to acquire 100% of the outstanding shares of Cable Concepts, Inc. (dba Direct Digital Communications, Inc., "DDC"). DDC is an operating company headquartered in the Seattle, Washington metropolitan area. Optika intends to utilize the operations of DDC to launch its new digital services strategy. During the remainder of 2001 Optika will seek to identify other opportunities to acquire operating companies or assets and, whenever possible, pursue other broadband business and market entry opportunities.

TERMS OF PROPOSED ACQUISITION OF DDC

      The following is only a summary of the terms of the proposed acquisition of DDC. The summary is qualified in its entirety by the Agreement and Related Agreements themselves, attached as ANNEX F.

DESCRIPTION OF PROPOSED ACQUISITION

      The Board of Directors of DDC has authorized its officers to enter into an agreement whereby a subsidiary of Optika will merge with and into DDC, resulting in DDC becoming a wholly-owned subsidiary of Optika. The proposed acquisition is subject to certain closing conditions for both Optika and DDC. The original intended Closing date was anticipated for March 27, 2001, but in any event no later than April 30, 2001. As of the date of this Information Statement, Closing has not occurred, but the parties are continuing to seek to meet their respective Closing conditions. As of the date of this Information Statement, both DDC and Optika reserve the right to terminate the proposed transaction by giving written notice to the other party, although neither party has expressed a desire or intent to do so. Optika currently is not authorized by its Articles of Incorporation to issue preferred stock. Without the approval of the amendment to Opika's Articles of Incorporation and by-laws to authorize the issuance of preferred stock and the change in domicile, Optika cannot issue to DDC the proposed consideration and thus the transaction cannot close based on the terms agreed-to between the parties.

      Upon Closing of the DDC acquisition, Optika will issue to DDC shareholders an aggregate of $10,500,000 in redeemable, non-convertible Series B and C Preferred Stock; 1,100,000 shares of restricted Common Stock (subject to certain escrow provisions); the issuance of a 15-month note with the face value of $750,000 to a shareholder of DDC; and the assumption of approximately $3 million in trade payables and $4 million in third-party loans and obligations.

      Under the proposed terms of the Merger, all holders of Class A Common Stock of DDC will receive common stock in Optika, and all holders of Class B, C, and D Common Stock of DDC will receive Series C preferred stock in Optika, together with some common stock in Optika. All of the Optika stock to be issued in the Merger is unregistered and illiquid at closing and will be subject to contractual holdback (no sale provisions) extending until May 31, 2002. Neither the Optika common stock to be issued nor the Optika preferred stock to be issued will have registration rights of any type.

      All of the common stock of Optika issued in the Merger to holders of common stock of DDC, and slightly less than 2/3rd (or 5,000,000 shares) of the Series C preferred stock of Optika issued in the Merger to the current holders of Class B, C, and D Common Stock of DDC will be held in escrow, as described below.

      Holders of Class A Common Stock of DDC are receiving only common stock in Optika, and, except as with respect to termination of right of entry (ROE) contracts as described below, such common stock is first recourse under the escrow, because Class B, C, and D Common Stock have liquidation preferences ahead of the Class A Common Stock. Two million shares of the Series C preferred stock put in escrow will be available only to secure liabilities in connection with termination of certain ROE contracts of DDC and failure to terminate the same. Upon termination of 50% of those ROE contracts to be terminated, 1,000,000 shares of the Series C preferred stock will be released; upon termination of the balance of the ROE contracts to be terminated, the final 1,000,000 shares of the Series C preferred stock would be released.

      Class B Common Stock of DDC has a priority liquidation preference ahead of the Class C and D Common Stock, although the per share liquidation preference is at $4.436 per share, versus $5.2287 per share for the Class C and $5.40 per share for the Class D. The Class C and D Common Stock benefit from a parity liquidation preference, although the Class D per share liquidation preference is slightly higher, as noted above. Despite these differences between the Class B, C, and D Common Stock, the DDC Board felt it was fair and appropriate that each such share of Class B, C, and D Common get converted, per the Merger, into the same number of Series C preferred of Optika and Optika common and that each such shareholder have the same pro-rata portion of their shares subject to escrow discussed below. Pursuant to the terms of the

Merger, no Shareholder of DDC will receive a liquidation preference or any consideration other than the shares described herein.

      The Series C preferred Stock of Optika will have a liquidation preference behind Series A convertible preferred stock of Optika, which will be used to raise at least $2,700,000, which, when added to the conversion of a promissory note held by Optika, will provide $3,000,000 for DDC's and Optika's post-closing operations, and Series B preferred stock of Optika, which will, in connection with the Merger, be issued to BroadbandNOW, a lender to DDC (1,475,000 such shares shall be issued to BroadbandNOW in exchange for $1 million of its debt), and to Geneva Associates Merchant Banking Partners I, LLC (1,150,000 such shares shall be issued to Geneva in exchange for $1,150,000 it lent to DDC; Geneva will also receive Optika Series A convertible preferred stock for an additional $50,000 it has recently lent to DDC and will receive $500,000 of additional Series A preferred stock in exchange for rights to the $500,000 CD posted by Geneva to a $2,000,000 loan made by LaSalle Bank National Association). In addition, in exchange for debt as described above, BroadbandNOW will receive 15,452 shares of Optika common stock and Geneva will receive 12,048 shares of Optika common stock.

      The terms and conditions of the Series C and B preferred stock of Optika are subject to modification in the event Optika's accountants determine it would be treated as debt. Geneva's accountants have advised, on preliminary consultation, that they do not believe such preferred would be treated as debt, but have not issued opinion to that effect as of the date of this Information Statement.

      The Agreement requires DDC and its shareholders to represent and warrant certain information with respect to DDC's condition (see Section 2.1 of the Definitive Agreement, included herein as ANNEX F). Under Article 6 of the Agreement, Optika has the right to indemnification for any losses that result from any breach of these representations and warranties by DDC or by the shareholders. This indemnification is limited to shares of Optika held in escrow for this purpose, as further described below.

      Closing of the Merger is subject to a number of conditions, including obtaining the consent of DDC's lenders and Optika completing its proposed fund raising of at least $2,700,000 in its Series A Preferred Stock. DDC's operations between the signing of the Definitive Agreement and Closing are subject to certain Optika approval rights. Optika agreed to provide interim working capital for DDC in the form of one or more DDC Bridge Loans, secured, in part, by a shareholder of DDC. As of the date of this Information Statement, Optika has provided approximately $1 million in interim working capital to DDC in the form of Bridge Loans.

      Under the Merger Agreement, the number of shares of Optika stock delivered at the Merger is adjusted downwards to the extent DDC's accounts payable, less the amounts of build-out expenses incurred by DDC on ROE contracts in place and under construction, exceed $3,000,000. One-half of the excess is used to reduce the number of common shares of Optika provided to DDC's Class A holders in the Merger, based on the same per share price used by Optika in selling its Series A preferred stock, and one-half of the excess is used to reduce the number of shares of Series C preferred stock provided to DDC's Class B, C, and D holders, based on a price of $1 per Series C preferred stock.

ESCROW AGREEMENT PROVISIONS

      All of the common stock of Optika issued to the shareholders in the Merger, and 3,000,000 of the Series C preferred stock of Optika issued in the Merger to the current holders of Class B, C, and D Common Stock of DDC will be held in an escrow until the later of (a) fifteen months from the effective date of the Merger, or (b) completion of an audit of DDC for the year ended December 31, 2001 and delivery of the accountant's audit report and related financial statements to DDC. Notwithstanding the foregoing, 1,500,000 of such 3,000,000 shares of Series C preferred stock shall be released from escrow upon delivery to Optika of the 1998 and 1999 Company tax returns and December 31, 2000 audit. Claims by Optika against the escrow are first to be made against the common shares held in the fund and second against the Series C preferred stock; therefore satisfaction against the Series C preferred stock held in the will only be made after all common shares in the escrow have been exhausted.

      Two million shares of the Series C preferred stock put in escrow will be available only to secure liabilities in connection with termination of certain right of entry (ROE) contracts of DDC and failure to terminate the same. Upon termination of 50% of those ROE contracts to be terminated, 1,000,000 shares of the Series C preferred stock is released; upon termination of the balance of the ROE contracts to be terminated, the final 1,000,000 shares of the Series C preferred stock would be released.

      For each dollar of loss experienced by Optika due to a breach of the representations and warranties by DDC or by a shareholder, Optika is entitled to receive 1.33 shares of common stock (assuming Optika's Series A preferred stock is sold at $1.50 per share; if it were sold at $1 per share, Optika would receive 2 shares of common stock) or 2 shares of Series C preferred stock, as applicable.

      Geneva Associates Merchant Banking Partners I, LLC has been appointed shareholder representative under the escrow agreement. As shareholder representative, Geneva has the right to make all decisions on behalf of shareholders as to the handling of claims and releases from escrow to Optika.

ASSUMPTION OF CERTAIN LIABILITIES AND OBLIGATIONS OF DDC

      Optika has agreed to assume certain financial liabilities and obligations of DDC, including up to $3,000,000 in past due trade payables, and approximately $4,000,000 in loans and lines of credit. In most cases, Optika and DDC have negotiated extensions of maturity dates and/or equity conversion agreements for substantially all of the third-party loans and lines of credit.


BACKGROUND OF DIRECT DIGITAL

      DDC was founded as Cable Concepts, Inc. in 1991 with an original focus on facilitating the management and operations of private cable television systems in large quality apartment communities. Based in Seattle, WASHINGTON, DDC's principal business is providing DBS digital television service to selected MDU markets throughout the United States. DDC is a key system operator for DirecTV under DirecTV's MDU System Operator Program. As such,
DDC markets its services to apartment owners and condominium developments. According to DIRECTV, DDC is presently its largest non-RBOC MDU System Operator. In some areas, DDC provides "private cable" television services to MDUs.

      DDC generates revenue via a revenue sharing agreement with DirectTV as well as through delivery of its own local programming and related services. DDC secures the right to deliver its service to MDU customers through 7-20 year exclusive Right of Entry ("ROE") marketing agreements. DDC deploys its in-building systems using a fiber/coax hybrid distribution infrastructure, which offers up to 3,000 Mhz of bandwidth, coupled with interdiction and Ethernet connectivity. DDC believes this allows for a cost effective "last mile" delivery of services capability, including but not limited to, digital television and high-speed data that are in high demand by customers. DDC typically provides system design and installation, systems management, and on-going customer service. In most cases, once a system is installed in a multi-tenant building, DDC markets its television services directly to building residents.

      Over the past nine years, DDC has expanded its operations to include a full range of services to include engineering, construction of cable and telecommunications networks, and the installation and operation of broadband telecommunications services to the multi-family industry. DDC's strategy has been to combine specialized industry knowledge and technical expertise, a localized approach to providing customer sales and service, and high quality, high demand products and services such as DirecTV, to be highly competitive in providing digital network systems to the MDU market segment.

OPERATIONS

      DDC currently has entered into ROE agreements (a majority of which are exclusive, with a 10-year term) and is operating, or in the process of installing, 196 cable network systems in 29,184 apartment units in eight states. As of December 31, 2000, DDC had 11,987 owned and 1,851 managed subscribers, with DDC generating an average of $29.12 per customer per month. DDC receives direct payments from subscribers for local and community programming and revenue share payments from DirecTV for premium programming. Roughly three-quarters of the companies MDU properties have been takeovers from previous system operators (including cable television system operators) and overbuilds of existing cable systems, while the remaining one-quarter have been new installations of intra-building broadband infrastructure.

MARKETING

      DDC focuses its marketing efforts on properties with demographics that favor acceptance of services such as DirectTV. Optika believes that consumers perceive DIRECTV to be a superior product to cable and high-speed data to be a superior product to traditional dial-up modem service. Until recently, these services have been largely unavailable to most MDU residents. These factors have created a large niche market for DDC to establish exclusive long-term contract rights to sell these advanced video and data services. DDC's presence in this under-serviced market also affords them the opportunity to sell and, in the future, to cross-sell other telecommunications products. Over 50% of DDC's ROE agreements provide for exclusive data service rights in addition to digital television rights.

COMPETITION

      DDC's direct broadcast satellite business faces competition from other current or potential multichannel programming distributors, including other direct broadcast satellite operators, cable operators, wireless cable operators, Internet and local and long-distance telephone companies, which may be able to offer more competitive packages or pricing than we or DIRECTV can provide. In addition, the direct broadcast satellite industry is still evolving and recent or future competitive developments could adversely affect us.

      The Yankee Group, a global research and consulting company, in an August, 1999 report entitled "The MDU Market: A Challenge for the Cable Industry" views the MDU market as the single most attractive large-scale concentration of consumers for the delivery of video, voice, and data services. It cites three reasons why initial efforts to provide these services have been largely unsuccessful: lack of capital, reliance upon the wrong technology, and poor customer service. This very competitive environment is dominated by franchise cable operators, private cable operators, competing DBS system operators, and telecommunications companies as detailed below.

      Franchise cable operators typically have an exclusive franchise to provide wire-line cable television within a particular municipality. The average franchise cable offering has between 50 and 70 channels and is dominated by large competitors such as AT&T / TCI, Time Warner, Cox Cable, Media One and Comcast. Historically, the franchise cable offering was delivered via a 550Mhz, one-way coaxial wire that limited the number of channel offerings and prohibited the franchise cable companies from offering other value added services, such as high-speed Internet access, telephony and other video offerings. However, franchise cable operators generally have significant financial resources and a desire to lead the industry toward convergence of technologies - - by allowing a single customer to use an upgraded cable system to receive video services, telephony and high-speed Internet access. The largest cable companies are moving aggressively to upgrade their systems, while the smaller ones are expected to move much slower due to the prohibitive cost of upgrading.

      Franchise cable operators have not historically focused on the MDU market since the inherent customer churn makes the MDU customer less profitable than a single-family residential customer. Franchise cable operators also have been reluctant to offer a revenue sharing program, which has negatively impacted a given property owner's attitude toward franchise cable.

      However, despite the lack of focus on the MDU market and the general reluctance to embrace the profit sharing business model, Direct Digital believes that, due to their financial resources, franchise cable operators will continue to be a significant source of competition.

      Private cable operators offer Satellite Master Antenna Television ("SMATV" or "C-Band") and have exclusively targeted MDU communities. SMATV is provided to a particular MDU via a ten to fifteen foot dish and is confined to private property, (hence the name "Private Cable Operator " or "PCO"). Customers of a PCO generally receive a channel line-up similar to the franchise cable offering. Private cable operators, such as OpTel and Cable Plus, have been successful penetrating the MDU market through aggressive marketing efforts and by offering revenue sharing plans to property owners. The majority of larger PCOs have attempted to "bundle" SMATV with voice services utilizing
PBX technology or switch-based telephony.

      The private cable industry is extremely fragmented with approximately 4,000 private cable systems operating nationwide. However, the MDU market is gradually moving away from the traditional private cable operators to find better customer service. Further, PCOs can rarely afford to provide a channel line-up superior to the line-up provided by franchise operators or DBS providers. The gradual move away from private cable operators represents a significant opportunity for the DBS industry (and Direct Digital, in particular).

      There are currently only a handful of private cable operators with a large regional or national footprint - - and the majority of those are undercapitalized. While PCOs have made significant achievements in penetrating the MDU market, financial difficulties have plagued some of the leading PCOs. Both CablePlus and OpTel are examples. CablePlus is in the final process of selling its systems across the country. OpTel recently withdrew from its planned IPO and is struggling financially under large amounts of debt. Analysts have stated that a significant problem for these entities has been their entry into the local phone market. The capital expenditures necessary to enter local phone markets require significant revenues and cash flow to offset extremely high debt levels. Both entities have been largely unprofitable in the phone business, which has impacted their financial viability, including for video products. As a stand-alone division of these entities, the video business was, and is, profitable. Additionally, customer service problems have haunted OpTel, which has negatively impacted Optika's image.

      Competing DBS system operators offer services functionally similar to the service offered by Direct Digital. Although the majority of DBS system operators are small, undercapitalized, local providers, there are a few DIRECTV MDU system operators who are well capitalized and sophisticated enough to deal with the MDU market, which is increasingly becoming controlled by large, regional and national real estate investment companies (REITs). US Online, One Point, Golden Sky and Sky View are all examples of DBS / MDU System Operators which compete, or have competed, for the same customers that Direct Digital is seeking.

      Most of these companies have a business model and focus different from that employed by Direct Digital. Golden Sky Systems and Sky View are two such examples. To date, these entities have represented the bulk of the DBS/MDU marketplace but have been relatively unsuccessful as Master System Operators ("MSOs") for DIRECTV.

      GOLDEN SKY SYSTEMS ("GSS") began its relationship with DIRECTV through the National Rural Telecommunications Cooperative (NRTC), which serves single-family residences in rural areas. GSS became a DIRECTV MSO in an effort to expand its DIRECTV relationship, primarily attempting to achieve a larger single-family residence rural market. However, the MDU MSO program was not part of GSS's core business and, hence, was never fully developed. The MSO arrangement calls for the administrative management of a network of system operators (the small, undercapitalized, regional providers mentioned above) and requires a sharing of its DIRECTV revenue with those system operators. Consequently, GSS found this model unprofitable and unsuccessful in providing additional rural territories. Recently, DDC sold its entire MDU MSO program. In addition, Pegasus Communications, another provider of DIRECTV service to NRTC rural territories, and GSS recently announced Pegasus' acquisition of GSS.

      Telecommunication companies such as Regional Bell Operating Companies (RBOCs) are offering a variety of video services in limited areas. For example, companies such as Southwestern Bell, hope to capitalize on their strong customer relationships and wire-line connections to provide customers with a variety of telecommunication services, including video. Other RBOCs receive Prime Star (recently purchased by DIRECTV) digital programming with a three-foot dish at an apartment community, convert the signal, and distribute programming to subscribers using an analog signal. Other companies, such as Cincinnati Bell, may start offering DIRECTV directly to subscribers. Direct Digital believes that the RBOCs are primarily responding to the obvious competitive threat from outside entities who are interested in offering phone service and video service. The move into the video services business by many of the RBOCs is viewed as purely defensive and is done only to protect their voice services business. Accordingly, the majority of the RBOCs are looking to outsource the video portion of their business through a strategic relationship with a system operator. This could create unique opportunities for a company like Direct Digital (interested only in video) to partner with an RBOC, allowing the Direct Digital product to be "bundled" with other RBOC offerings and offered to RBOC customers. This allows an RBOC to block competitors who may eventually offer voice services and stay out of the video services business (which is considered "non-core" for an RBOC). Optika has initiated discussions with various RBOCs looking to outsource this service.


                                CHANGE IN CONTROL

      Pursuant to Optika's new business strategy, including its proposed acquisition of acquisition of DDC and its plan to raise proceeds from one or more equity financings during 2001, the prior Board of Directors of Optika, other than Robert Wallace, resigned, and three new directors were appointed. Robert Wallace remains a director of Optika. The prior officers of Optika also resigned and new officers have been appointed. The new directors and officers of Optika are as follows:

           NAME                       AGE                    POSITION
           ----                       ---                    --------
John Evans                            48             Chairman of the Board

David Lerten                          59             President, Chief Executive
                                                     Officer & Director
Edward Mooney                         41             Executive Vice President and
                                                     Director
Robert Wallace                        63             Director

DAVID M. LERTEN, PRESIDENT, CEO, AND DIRECTOR

      Mr. Lerten has spent the last three decades in the global telecommunications industry. His focus has been on the implementation of new telecommunications networks and services to improve corporate enterprise operations, first with the Ford Corporation for eleven years and then with the Exxon (Esso) Corporation for twelve years. In his last five years at Exxon, Mr. Lerten was Director for Telecommunications Network Planning and Technology with direct responsibility for all of Exxon's Networks, both domestic and international. In 1992, Exxon's networks supported business operations in 81 countries worldwide. In this role, Mr. Lerten was instrumental in the introduction of new business and technology innovations that reduced the overall expenses of the corporate networks by more than twenty-five percent on a global basis.

      After retiring from Exxon in 1992, Mr. Lerten formed a consulting company, Global & National Telecommunications Associates, Inc. (G&NT), which is structured to support international carriers in their attempt to convert from government owned monopolies into viable publicly held operating entities. Mr. Lerten advises clients on market strategies based on global telecommunications deregulation and privatization, and the emergence of new transmission, routing and access technologies.

       In addition, G&NT has focused on the emerging market for competitive local switched access telephony services. As a part of this effort, Mr. Lerten has been a lead participant in the formation of a competitive telecommunication service in Houston, Texas, delivering competitive dial tone (1+IXC access), CAP services, inter-active video, and cable TV services.

      Mr. Lerten is a graduate engineer (BSEE) from the University of California
      (1967) with a MBA from Stanford University (1978). He has written for numerous technical trade and business publications. He was active in the American Petroleum Institute (API) as vice chairman of the Telecommunications sub-committee and has served on several end user business groups.

JOHN R. EVANS, CHAIRMAN

      Mr. Evans has over 15 years experience in the communications and media convergence industries. Mr. Evans joined Optika as of March 1, 2001 as a non-employee Chairman, and brings expertise to the evaluation and implementation of capital raising, corporate structure, organizational development, as well as mergers and acquisitions. Mr. Evans is a principal of Evans Capital Management, where he serves in various Board, Chairman and significant stockholder capacities. Evans Capital Management provides consulting services to Optika. Prior to starting Evans Capital Management, Mr. Evans was a founder of Convergent Communications, Inc. where he directed the growth of Convergent as CEO and Chairman from startup in 1995 to an annualized revenue run rate of over $200 million, with 1,500 employees in 35 markets by year end 1999.

      Mr. Evans served as Chief Financial Officer and Executive Vice President of IntelCom Group, Inc. from July 1991 to October 1995, where he was instrumental in the early start up phase directing capital raising, structure, mergers and acquisitions as well as all aspects of finance and corporate administration. During his tenure, IntelCom Group grew from start up to over $100 million in annualized revenues and 1,000 employees. Prior to that, he served as Group Controller for Shaw Industries from 1988 to 1991 and held various senior finance management positions with Nortel from 1983 to 1988. Mr. Evans held various accounting positions with Coopers & Lybrand from 1978 to 1983 where he obtained his Chartered Accountancy in 1981.

      Mr. Evans has an Honors Bachelor of Commerce from McMaster University in 1978. Received Post-graduate training in computer science at Queen's University and cost accounting at Harvard Business School. Mr. Evans is currently a member of the Colorado Governor's Commission on Science and Technology.

      EDWARD P. MOONEY, EXECUTIVE VICE PRESIDENT AND DIRECTOR - Since March 2000, Mr. Mooney has provided consulting services to Maroon Bells Capital Partners, Inc. and Maroon Bells Capital LLC. Prior to that he served as Executive Vice President, Secretary and Treasurer of RateXchange Corporation (formerly NetAmerica.com Corporation and NetAmerica International) from April 1999 to March 2000. He served as a Director of RateXchange and various of its operating subsidiaries from December 1998 until March 2000. Since September 1993, Mr. Mooney has served as an employee and/or a consultant to Maroon Bells Capital Partners, Inc., where he specialized in strategic planning, corporate valuations, corporate governance and financial analysis. Mr. Mooney currently provides consulting services to, among others, Maroon Bells Capital LLC and to some of its clients. Previously, Mr. Mooney served as President and Chief Executive Officer of WorldPort Communications, Inc., an international telecommunications company, from October 1996 until April 1997, and as Director of WorldPort from October 1996 until June 1998. From October 1998 until March 1999, Mr. Mooney assisted in various corporate and business development functions for WorldPort. From 1989 until 1992, Mr. Mooney served as Director of Research for American Business Ventures, Inc., a business development and management consulting firm that served publicly traded and privately-held companies. From 1984 until 1989, Mr. Mooney was a research assistant for A.B. Laffer Associates, an economic research and consulting firm. Mr. Mooney has also served as a consultant, member of the board of directors, and manager for various publicly held and privately held companies in the telecommunications, retailing, and transportation industries. Mr. Mooney holds a Bachelor of Arts degree in Geography from San Francisco State University and a Master of Arts degree in Education from California State University, Long Beach.

      ROBERT WALLACE - Mr. Wallace is a director and President and CEO of American Health Products, a publicly traded company and is co-owner and manager of Vista Homes, a company engaged in building single family homes. Mr. Wallace received this Bachelor of Science degree in Animal Husbandry from Brigham Young University and his Master of Science degree in Counseling Psychology from Arizona State University. He received a Ph.D. in Counseling Psychology from U.S.C., Los Angeles, California and Post Doctorate Management & Leadership Business Training from U.C.L.A. Mr. Wallace has a very diverse background including management of a commercial beef feedlot and manager and co-owner of a cow calf ranching operation. He has experience as a high school teacher and counselor as well as Director of Psychological Services for Saddleback Valley Unified School District in Mission Viejo, California. He has been a consultant and trainer for the Al Tomsik Institute teaching Management Seminars and Leadership Training. He was an associate consultant for acquisitions and mergers for Cord Beatty & Associates.


                             EXECUTIVE COMPENSATION


Pursuant to the Change of Control and Change in Business, all previous officers and directors of Optika have resigned. Upon completion of the Reincorporation, the new directors will receive a to be determined amount of stock options in compensation for their services as directors and will be reimbursed for expenses incurred in attending Board Meetings. USA Broadband has entered into employment contracts with its President and CEO, David M. Lerten and its Executive Vice President, Edward Mooney, and has entered into a consulting agreement with an advisory firm managed by its Chairman, John Evans.


DAVID M. LERTEN EMPLOYMENT AGREEMENT

      Effective April 1, 2001, we entered into a one (1) year employment agreement with David Lerten. The Agreement is renewable at the end of each year and provides Mr. Lerten with a $240,000 annual salary and a potential bonus of up to 100% of his salary based on his performance during the year. Mr. Lerten was also issued 180,000 shares of stock as of the effective date of his employment agreement which is subject to forfeiture if certain performance hurdles are not met. Additionally, Mr. Lerten has been given the right to purchase up to 166,667 shares of Series A Preferred Stock in exchange for a promissory note, secured by such stock, in the amount of $250,000. The note will bear interest at the rate of 6%, payable annually. Mr. Lerten has also been granted options to purchase 100,000 shares at $1.50, 100,000 shares at $3.00 and 100,000 shares at $4.50. The options vest ratably over a 36 month period.

EVANS CAPITAL MANAGEMENT LLC CONSULTING AGREEMENT

      Effective April 1, 2001, we entered into a consulting agreement with Evans Capital Management LLC for advice related to financings, mergers and acquisitions. We pay $10,000 per month under this agreement. In addition, we agreed to grant to Mr. Evans an option to purchase 150,000 shares of Common Stock of Optika at an exercise price of $0.50. The options have a three (3) year term. Mr. Evans will devote a portion of his time to Optika as Chairman and as a consultant.


EDWARD P. MOONEY EMPLOYMENT AGREEMENT

   Effective April 1, 2001, we entered into an employment agreement with Edward
P. Mooney. The Agreement is for a term of one (1) year and provides Mr. Mooney with a base salary of $120,000 per year. The Agreement is renewable annually and Mr. Mooney is entitled to bonuses as determined by the Board of Directors. In addition, Optika granted to Mr. Mooney an option to acquire 100,000 shares of the common stock of Optika at a price of $1.50 per share. The option is immediately vested and has a term of ten (10) years. Under his agreement, it is anticipated that Mr. Mooney will continue to spend a portion of his time consulting with Maroon Bells and its other clients.


STOCK OPTIONS, SARs, LONG-TERM INCENTIVE PLANS

      Except as otherwise provided herein, there have been no stock options, SARs or other Long Term Incentive Plan Awards granted by Optika to executive officers during the past year. With the approval of the Long-Term Plan described above, Optika anticipates that it will grant stock options to its executive officers in the near future, however, the allocation of benefits from the Long-Term Plan and the pricing and terms of the stock options to be granted thereunder have not yet been determined.

COMMITTEES

      USA Broadband will form a compensation committee of the Board of Directors and also has an audit and nominating committee consisting of members of the Board of Directors.

COMPENSATION COMMITTEE

      The Compensation Committee establishes the general compensation policies of Optika, establishes the compensation plans and specific compensation levels for executive officers and will administer the Long-Term Plan.

      The Committee is composed of two members of the Board of Directors of Optika, at least one of whom is an independent, non-employee director.

      The Committee believes that the Chief Executive Officer's compensation should be influenced by Company performance and its financial condition. The Committee considers "performance" to include achievement of market penetration targets and marketing milestones, raising additional capital and effective management of personnel and capital resources, among other criteria.

      In establishing salaries for other executive officers, the Committee considers relative company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the software distribution and development industries. The relative importance of these factors varies depending upon the individual's responsibilities; all factors are considered in establishing the salaries.


RECENT DEVELOPMENTS

PROPOSED ACQUISITION OF DDC

      Optika has entered into a definitive agreement to acquire 100% of the stock of Cable Concepts, Inc. (dba Direct Digital Communications, Inc., or "DDC"). The DDC financials include audited financials for the fiscal years ending June 30, 1999 and June 30, 2000; unaudited interim financials for the nine months ending March 31, 2001; and pro forma financials giving effect to the proposed acquisition of DDC.


BRIDGE LOAN

      In order to provide general working capital for Optika and, more specifically, to provide interim working capital to be loaned to DDC prior to Closing of the proposed acquisition, the board of directors authorized a Bridge Loan financing (the "Bridge Loan") of up to $1.5 million. Bridge Loans are due upon demand and convert into shares of Optika's proposed Series A Preferred Stock Offering. In addition, holders of the Bridge Notes are entitled to receive ten-year warrants to purchase shares of Optika's common stock at an exercise price of $.01 per share, based on a ratio of .66 warrants for every $100,000.00 in Bridge Loan proceeds. As of May 29, 2001 Optika had received $1,094,965 in Bridge Loan proceeds and has received subscriptions for an additional $300,000 in proceeds, for a total of approximately $1.4 million in Bridge Loan proceeds. Paul A. Moore participated in the bridge financing and loaned to Optika $250,000. Theodore H. Swindells loaned Optika an additional $50,000. The bridge financing is evidenced by promissory notes that bear interest at 18% per annum. The notes are convertible into Series A Preferred Stock, on the same terms as offered to investors pursuant to Optika's private offering. John Evans, Chairman of Optika, participated in $100,000 of Bridge Notes.

      Substantially all of the proceeds received by Optika in the bridge financing were loaned to DDC pursuant to an amended and restated note that bears interest at the rate of 18% and is due upon demand. $300,000 of the note is irrevocably guaranteed by Geneva Associates Merchant Banking Partners I, L.L.C., a shareholder of DDC. The proceeds received by DDC were used for general working capital, and other minimal proceeds of the note were used for general administrative purposes by Optika.


MAROON BELLS AGREEMENT

      On January 29, 2001, we entered into an advisory agreement with Maroon Bells Capital, LLC for 24 months with an automatic 12 month renewal. MBC, a merchant banking firm, is one of our shareholders. Paul A. Moore is the sole equity owner of Maroon Bells. Pursuant to the advisory agreement, MBC provides certain advisory and business development services in exchange for a monthly advisory fee. In addition, MBC will be paid a success fee upon the completion of certain financings and in connection with certain merger and acquisition and business development activities on behalf of Optika.


DAVID M. LERTEN EMPLOYMENT AGREEMENT

      Effective April 1, 2001, we entered into a one (1) year employment agreement with David Lerten. The Agreement is renewable at the end of each year and provides Mr. Lerten with a $240,000 annual salary and a potential bonus of up to 100% of his salary based on his performance during the year. Mr. Lerten was also issued 180,000 shares of stock as of the effective date of his employment agreement which is subject to forfeiture if certain performance hurdles are not met. Additionally, Mr. Lerten has been given the right to purchase up to 166,667 shares of Series A Preferred Stock in exchange for a promissory note, secured by such stock, in the amount of $250,000. The note will bear interest at the rate of 6%, payable annually. Mr.

Lerten has also been granted options to purchase 100,000 shares at $1.50, 100,000 shares at $3.00 and 100,000 shares at $4.50. The options vest ratably over a 36 month period.

EVANS CAPITAL MANAGEMENT LLC CONSULTING AGREEMENT

      Effective April 1, 2001, we entered into a consulting agreement with Evans Capital Management LLC for advice related to financings, mergers and acquisitions. We pay $10,000 per month under this agreement. In addition, we agreed to grant to Mr. Evans an option to purchase 150,000 shares of Common Stock of Optika at an exercise price of $0.50. The options have a three (3) year term. Mr. Evans will devote a portion of his time to Optika as Chairman and as a consultant.


EDWARD P. MOONEY EMPLOYMENT AGREEMENT

   Effective April 1, 2001, we entered into an employment agreement with Edward
P. Mooney. The Agreement is for a term of one (1) year and provides Mr. Mooney with a base salary of $120,000 per year. The Agreement is renewable annually and Mr. Mooney is entitled to bonuses as determined by the Board of Directors. In addition, Optika granted to Mr. Mooney an option to acquire 100,000 shares of the common stock of Optika at a price of $1.50 per share. The option is immediately vested and has a term of ten (10) years. Under his agreement, it is anticipated that Mr. Mooney will continue to spend a portion of his time consulting with, among others, Maroon Bells and its clients.


                              AVAILABLE INFORMATION

      Optika is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "COMMISSION"). Reports and other information filed by Optika can be inspected and copied at public reference facilities maintained by the Commission, or can be located on the Commission's web site located at www.sec.gov.

                       DATE OF THIS INFORMATION STATEMENT

      The date of this Information Statement is set forth immediately below. Under no circumstances shall the information contained herein be considered correct or unchanged as of any date subsequent to the date hereof.

Dated:  June 8, 2001


                              Very truly yours,

                              OPTIKA INVESTMENT COMPANY, INC.

                              /s/

                              David Lerten
                              President, Chief Executive
                               Officer & Director

                              /s/

                              Robert Wallace, Director

                                     ANNEXES

ANNEX A AGREEMENT AND PLAN OF MERGER BETWEEN USA BROADBAND, INC. AND OPTIKA INVESTMENT COMPANY, INC.

ANNEX B     USA BROADBAND, INC.  LONG TERM INCENTIVE PLAN

ANNEX C     USA BROADBAND, INC. 2001 DIRECTOR OPTION PLAN

ANNEX D     ARTICLES OF INCORPORATION OF USA BROADBAND , INC.

ANNEX E     BYLAWS OF USA BROADBAND, INC.

ANNEX F AGREEMENT AND PLAN OF MERGER BETWEEN OPTIKA INVESTMENT COMPANY, INC. AND CABLE CONCEPTS, INC. (dba DIRECT DIGITAL COMMUNICATIONS, INC.)

ANNEX G     INTENTIONALLY LEFT BLANK

ANNEX H     DISSENTER'S DEMAND FOR PAYMENT

ANNEX I DDC AUDITED FINANCIALS FOR FISCAL YEARS ENDING JUNE 30, 1999 AND JUNE 30, 2000; UNAUDITED FINANCIALS FOR THE INTERIM PERIOD ENDING MARCH 31, 2001; PRO FORMA FINANCIAL STATEMENT FOR OPTIKA AND DDC AS OF MARCH 31, 20001

ANNEX J     PROPOSED DESIGNATION OF SERIES A, B AND C PREFERRED STOCK

ANNEX K     PROPOSED TERMS OF PRIVATE PLACEMENT OF SERIES A PREFERRED STOCK

                                     ANNEX A

     AGREEMENT AND PLAN OF MERGER BETWEEN USA BROADBAND, INC. AND OPTIKA
                           INVESTMENT COMPANY, INC.

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER ("AGREEMENT") dated ___________, 2001, is by and among USA Broadband, Inc., a Delaware corporation
("Subsidiary"), and Optika Investments Company, Inc., a Nevada corporation (the "COMPANY").

      WHEREAS, the boards of directors of the Company and Subsidiary and the Shareholders have approved this Agreement and the consummation of the transactions contemplated hereby on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises, representations, and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto agree as follows:

      1. EFFECTIVE DATE OF THE MERGER. Upon the filing of this Plan of
Merger with the Secretary of States for the States of Delaware and Nevada (on the "EFFECTIVE DATE"), Subsidiary will be merged with and into the Company, with the Company being the surviving corporation (the "MERGER").

      2. EFFECTS OF THE MERGER. On the Effective Date, the separate existence of the Company shall cease and Company shall be merged with and into Subsidiary, which shall be the surviving corporation (the "SURVIVING CORPORATION"); the articles of incorporation of the Subsidiary shall be the articles of incorporation of the Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by applicable law; the bylaws of the Subsidiary as in effect on the Effective Date shall be the bylaws of Surviving Corporation, and thereafter may be amended in accordance with the terms thereof and as provided by applicable law; and the Merger shall, from and after the Effective Date, have all the effects provided by applicable law.

      3. COMPANY SHARES. At the Effective Date, each share of common stock of the Company Subsidiary will be converted into and become one share of Common Stock, $.001 par value, of the Surviving Corporation.

      4. TAX CONSEQUENCES. It is the intent of the parties that the Merger will constitute a "reorganization" within the meaning of sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "CODE") and the parties shall treat and report the transactions consistently with this intention for all purposes; however, the parties intend that Optika and its counsel, and Cable Concepts and its counsel, shall have no liability to Cable Concepts or the Shareholders if, for any reason, the Merger does not constitute a reorganization within the meaning of sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

      5. TERMINATION. Prior to the Effective Date, this Agreement shall terminate in the event of and upon the termination of the Merger Agreement.

      6. MISCELLANEOUS. This Agreement, (i) together with the APR, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and (ii) shall be governed in all respects, including validity, interpretation, and effect, by the laws of the State of Washington, as applicable (without giving effect to the provisions thereof relating to conflicts of law).

      7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK]

                SIGNATURE PAGE - AGREEMENT AND PLAN OF MERGER



      IN WITNESS HEREOF, Subsidiary and the Company have each caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.



                                    OPTIKA INVESTMENT COMPANY, INC.



                                    By
                                        -----------------------------

                                    Name:
                                           --------------------------

                                    Title:
                                           --------------------------





                                    USA BROADBAND, INC.



                                    By
                                        -----------------------------

                                    Name:
                                           --------------------------

                                    Title:
                                            -------------------------

                                   ANNEX B
                 USA BROADBAND, INC. LONG TERM INCENTIVE PLAN




                            LONG-TERM INCENTIVE PLAN
                                       OF
                               USA BROADBAND, INC.


      1. PURPOSE.

            (a) GENERAL. The purpose of the Optika Investment Company, Inc. Long-Term Incentive Plan (the "PLAN") is to promote the success, and enhance the value, of Optika Investment Company, Inc. (the "COMPANY") by linking the personal interests of its key employees to those of Company shareholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers, key employees, outside consultants, and directors.

      2. EFFECTIVE DATE.

            (a) EFFECTIVE DATE. The Plan is effective as of __________, 2001 (the "EFFECTIVE DATE"). Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of Utah law and the Company's Bylaws and Articles of Incorporation. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

      3. DEFINITIONS AND CONSTRUCTION.

            (a) DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this paragraph or in paragraphs 1(a) or 2(a) unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

            (b) "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based

      Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan;

            (c) "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Award.

            (d) "BOARD" means the Board of Directors of the Company;

            (e) "CHANGE OF CONTROL" means and includes each of the following:

                  (i) A change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act regardless of whether the Company is subject to such reporting requirement;

                  (ii) A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                  (iii) Any consolidation or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                  (iv) The shareholders of the Company approve any plan or
            proposal for the liquidation or dissolution of the Company; or

                  (v) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

      The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("INCUMBENTS"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("SUCCESSORS"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors.

            (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time;

            (g) "COMMITTEE" means the committee of the Board described in paragraph 4;
            (h) "DISABILITY" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition;

            (h) "DIVIDEND EQUIVALENT" means a right granted to a Participant under paragraph 11;

            (i) "FAIR MARKET VALUE" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee;

            (j) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto;

            (k) "NON-QUALIFIED STOCK OPTION" means an Option that is not intended to be an Incentive Stock Option;

            (l) "OPTION" means a right granted to a Participant under paragraph 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option;

            (m) "OTHER STOCK-BASED AWARD" means a right, granted to a Participant under paragraph 12, that relates to or is valued by reference to Stock or other Awards relating to Stock;

            (n) "PARTICIPANT" means a person who, as an officer, key employee, outside consultant or director of the Company or any Subsidiary, has been granted an Award under the Plan;

            (o) "PERFORMANCE SHARE" means a right granted to a Participant under paragraph 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee;

            (p) "PLAN" means the Optika Investment Company, Inc. Long-Term Incentive Plan, as amended from time to time;

            (q) "RESTRICTED STOCK AWARD" means Stock granted to a Participant under paragraph 10 that is subject to certain restrictions and to risk of forfeiture;

            (r) "RETIREMENT" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company;

            (s) "STOCK" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to paragraph 13;

            (t) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted to a Participant under paragraph 8 to receive a payment equal to the difference between the Fair Market

      Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to paragraph 8;

            (u) "SUBSIDIARY" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company;

      4. ADMINISTRATION.

            (a) COMMITTEE. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board;

            (b) ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan;

            (c) AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (i) Designate Participants;

                  (ii) Determine the type or types of Awards to be granted
            to each Participant;

                  (iii) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (iv) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (v) Determine whether, to what extent, and under what
            circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (vi) Prescribe the form of each Award Agreement, which
            need not be identical for each Participant;

                  (vii) Decide all other matters that must be determined in
            connection with an Award;

                  (viii) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

                  (ix) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

            (d) DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

      5. SHARES SUBJECT TO THE PLAN.

            (a) NUMBER OF SHARES. Subject to adjustment provided in paragraph 14(a) the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,500,000.

            (b) LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the 1934 Act, as amended;

            (c) STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market;

      6. ELIGIBILITY.

            (a) GENERAL. Awards may be granted only to individuals who are officers, key employees, outside consultants or directors of the Company or a Subsidiary, as determined by the Committee.

      7. STOCK OPTIONS.

            (a) GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (i) EXERCISE PRICE. The exercise price per share of Stock
            under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant;

                  (ii) TIME AND CONDITIONS OF EXERCISE. The Committee shall
            determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised;

                  (iii) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee;

                  (iv) EVIDENCE OF GRANT. All Options shall be evidenced by
            a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee;

            (b) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (i) EXERCISE PRICE. The exercise price per share of Stock
            shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant;

                  (ii) EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant;

                  (iii) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances:

                        (1) The Incentive Stock Option shall lapse ten years
                  after it is granted, unless an earlier time is set in the Award Agreement;

                        (2) The Incentive Stock Option shall lapse three months
                  after the Participant's termination of employment, if the termination of employment was attributable to (a) Disability,
                  (b) Retirement, or (c) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment;

                        (3) If the Participant separates from employment other
                  than as provided in paragraph (2), the Incentive Stock Option shall lapse at the time of the Participant's termination of employment;

                        (4) If the Participant dies before the Option lapses
                  pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the date on which the Option would have lapsed had the Participant lived and had his employment status (I.E., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (b) 15 months after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

            (c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00;

            (d) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant;

            (e) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to this Plan after March 31, 2005.

            (f) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

      8. STOCK APPRECIATION RIGHTS.

            (a) GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (i) RIGHT TO PAYMENT. Upon the exercise of a Stock
            Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                        (1) The Fair Market Value of one share of Stock on
                  the date of exercise; over

                        (2) The grant price of the Stock Appreciation Right as
                  determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

            (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

      9. PERFORMANCE SHARES

            (a) GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement;

            (b) RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months;

            (c) OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

      10. RESTRICTED STOCK AWARDS.

            (a) GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement;

            (b) ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter;

            (c) FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock;

            (d) CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

      11. DIVIDEND EQUIVALENTS

            (a) GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

      12. OTHER STOCK-BASED AWARDS.

            (a) GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

      13. PROVISIONS APPLICABLE TO AWARDS.

            (a) STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards;

            (b) EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to paragraph 13(a)), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made;

            (c) TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant;

            (d) FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee;

            (e) LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a court order that would otherwise satisfy the requirements to be a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies
      Section 414(p)(1)(A) of the Code notwithstanding that such an order relates to the transfer of a stock option rather than an interest in an employee benefit pension plan. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Committee may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Committee deems to be appropriate;

            (f) BENEFICIARIES. Notwithstanding paragraph 13(e), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee;

            (g) STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock;

            (h) TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options;

            (i) ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

      14. CHANGES IN CAPITAL STRUCTURE.

            (a) GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award;

            (b) MERGER. Subject to the Change of Control provision in paragraph 13(i), a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

                  (i) Cause every Award outstanding hereunder to terminate,
            except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding thereunder; or

                  (ii) Give each Participant the right to exercise Awards prior to the occurrence of the event otherwise terminating the Awards over such period as the Committee, in its sole and absolute discretion, shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

      15. AMENDMENT, MODIFICATION AND TERMINATION.

            (a) AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the shareholders of the Company or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

                  (i) Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in paragraph 14(a);

                  (ii) Materially modify the eligibility requirements for
            participation in the Plan; or

                  (iii) Materially increase the benefits accruing to
            Participants under the Plan.

            (b) AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

      16. GENERAL PROVISIONS.

            (a) NO RIGHTS TO AWARDS. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly;

            (b) NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award;

            (c) WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, Participants may elect, subject to the Committee's approval, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Committee establishes. The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above;

            (d) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary;

            (e) UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary;

            (f) INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless;

            (g) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary;

            (h) EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries;

            (i) TITLES AND HEADINGS. The titles and headings of the paragraphs in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control;

            (j) FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up;

            (k) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 ACT"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption;

            (l) GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

ANNEX C     USA BROADBAND, INC. 2001 DIRECTOR OPTION PLAN






                               USA BROADBAND, INC.



                            2001 Director Option Plan


                                       C

                                       TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
PURPOSES OF THE PLAN.......................................................  1

DEFINITIONS................................................................  1

STOCK SUBJECT TO THE PLAN..................................................  2

ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.....................  2
      Procedure for Grants.................................................  2

ELIGIBILITY................................................................  4

TERM OF PLAN...............................................................  4

FORM OF CONSIDERATION......................................................  4

EXERCISE OF OPTION.........................................................  5
      Procedure for Exercise: Rights as a Shareholder......................  5
      Rule 16b-3...........................................................  5
      Termination of Continuous Status as a Director.......................  5
      Disability of Optionee...............................................  6
      Death of Optionee....................................................  6

NON-TRANSFERABILITY OF OPTIONS.............................................  6

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR
      ASSET SALE...........................................................  6
      Changes in Capitalization............................................  6
      Dissolution or Liquidation...........................................  7
      Merger or Asset Sale.................................................  7

AMENDMENT AND TERMINATION OF THE PLAN......................................  7
      Amendment and Termination............................................  7
      Effect of Amendment or Termination...................................  7

TIME OF GRANTING OPTIONS...................................................  7

CONDITIONS UPON ISSUANCE OF SHARES.........................................  7

RESERVATION OF SHARES......................................................  8

OPTION AGREEMENT...........................................................  8

                                                                            PAGE
                                                                            ----

                               USA BROADBAND, INC.

                            2001 DIRECTOR OPTION PLAN


      1. PURPOSES OF THE PLAN. The purposes of this 2001 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of USA Broadband, Inc. (the "COMPANY"), to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      All options granted hereunder shall be "non-statutory stock options."

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "BOARD" means the Board of Directors of the Company;

            (b) "CODE" means the Internal Revenue Code of 1986, as amended;

            (c) "COMMON STOCK" means the Common Stock of the Company;

            (d) "COMPANY" means USA BROADBAND, INC.;

            (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director;

            (f) "DIRECTOR" means a member of the Board;

            (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company;

            (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended;

            (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                  (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                  (iii) In the absence of an established market for the Common
            Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (j) "OPTION" means a stock option granted pursuant to the Plan;

            (k) "OPTIONED STOCK" means the Common Stock subject to an Option

            (l) "OPTIONEE" means an Outside Director who receives an Option;

            (m) "OUTSIDE DIRECTOR" means a Director who is not an Employee;

            (n) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

            (o) "PLAN" means this 2001 Director Option Plan;

            (p) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan;

            (q) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986;

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one million ([1,000,000]) Shares (the "POOL") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

            (a) PROCEDURE FOR GRANTS. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which
            Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors;

                  (ii) Each new Outside Director elected or appointed after May
            1, 2001 and who was not an existing Director on the effective date of the Plan, shall be automatically granted an Option to purchase 25 thousand (25,000) Shares on January 1 of each year, (if on such date, he shall have served on the Board for at least six (6) months). (The Options described in this subparagraph (ii) shall be referred to as the "OPTION")

                  (iii) Notwithstanding the above provisions, any exercise of an
            Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof;

                  (iv) The terms of an Option granted hereunder shall be as
            follows:

                        (1) the term of the Option shall be ten (10) years;

                        (2) the Option shall be exercisable only while the
                            Outside Director remains a Director of the Company, except as set forth in Section 8 hereof;

                        (3) the exercise price per Share shall be 100% of
                            the fair market value per Share on the date of grant of the Option;

                        (4) the Option shall be fully exercisable upon the
                            six (6) month anniversary of receipt.

                  (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

      5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

      6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

      7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) delivery of a property executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

      8. EXERCISE OF OPTION.

            (a) PROCEDURE FOR EXERCISE: RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
      Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained;

            An Option may not be exercised for a fraction of a Share;

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan;

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) RULE 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions;

            (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten
      (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate;

            (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate;

            (e) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option;

            (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action;

            (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

      11 AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required;

            (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12 TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13 CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14 RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15 OPTION AGREEMENT. Options shall be evidenced by written option agreements in the form of the Option Agreement attached as ANNEX A.

      16 SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual or special meeting of shareholders held subsequent to the granting of an Option hereunder or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote thereon. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

      17 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of North Carolina.

                                    EXHIBIT A
                               USA BROADBAND, INC.
                      DIRECTOR OPTION PLAN OPTION AGREEMENT

      This Option Agreement ("AGREEMENT") is made and entered into by and between USA Broadband, Inc., a Delaware corporation (the "COMPANY") and _________ ("DIRECTOR"), as of the ____ day of ________, 2001 (the "GRANT DATE").


                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company (the "BOARD") had adopted the USA Broadband, Inc. 2001 Director Option Plan (the "PLAN"), a copy of which is attached as Exhibit A, to encourage ownership in the Company by outside directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as outside directors and to provide those individuals with an incentive to continue to work for the best interests of the Company and its shareholders;

      NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and Director agree as follows:

      1 DEFINITIONS. To the extent not specifically provided herein, all capitalized terms used in this Agreement will have the same meanings ascribed to them in the Plan.

      2 OPTION AWARD.

            (a) GRANT OF AWARD. The Company hereby awards to Director, as of _______, 2001, an option to purchase Twenty Five Thousand (25,000) shares of the Company's common stock, par value $.001 per share (the "OPTION") at an exercise price equal to the average closing price of the Company's publicly-traded stock for the ten consecutive days immediately preceding the date of grant (e.g. $______ per share) (the "EXERCISE PRICE").

            (b) RESTRICTION ON EXERCISE. In accordance with Section 4 of the Plan, Director may not exercise this Option until the six (6) month anniversary of receipt.

            (c) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as Exhibit B) which shall state the election to exercise the Option and the number of shares in respect of which the Option is being exercised. Such written notice shall be signed by the Director and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

            No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to the Director on the date on which the Option is exercised with respect to such shares.

      3 INCORPORATION OF PLAN. Director understands and agrees that the Plan is hereby incorporated into this Agreement as if set forth fully herein and this Agreement is, at all times, subject to the terms and conditions of the Plan.

      4 GOVERNING LAW. This Agreement shall be interpreted and administered under the laws of the State of North Carolina.

      5 AMENDMENTS. This Agreement may be amended only by a written agreement executed by the Company and Director, provided that, the Company may amend this Agreement without the consent of Director to the extent that such amendment is required by applicable federal or state securities laws.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has hereunto set his hand as of the date set forth above.


                                    USA BROADBAND, INC.

                                    By:
                                          -----------------------------------
                                    Its:
                                          -----------------------------------


                                    -----------------------------------------
                                    Director

                                    EXHIBIT B

                              DIRECTOR OPTION PLAN

                                 EXERCISE NOTICE

USA Broadband, Inc.


      1. EXERCISE OF OPTION. Effective as of today, _________, 20__, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option (the "OPTION") to purchase ____ shares of the Common Stock (the "SHARES") of USA Broadband, Inc. (the "COMPANY") under and pursuant to the USA Broadband, Inc. 2001 Director Option Plan (the "PLAN") and the Director Option Plan Option Agreement dated _______, 2001 (the "OPTION AGREEMENT").

      2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      3. RIGHTS AS A SHAREHOLDER. Until the stock certificate evidencing such shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

      4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      5. RESTRICTIVE LEGEND. Optionee understands and agrees that in the event the Shares are not registered, the Company shall cause the legend set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

      6. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

      7. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.


Submitted by:                             Accepted by:

OPTIONEE                                  USA Broadband, Inc.

                                          By: _______________________________
_________________________________         Its: ______________________________
   (Signature)


ADDRESS:                                  ADDRESS:

_________________________________         ___________________________________
_________________________________         ___________________________________

ANNEX D  ARTICLES OF INCORPORATION OF USA BROADBAND, INC.








                                      D

                          CERTIFICATE OF INCORPORATION
                                       OF
                               USA BROADBAND, INC.

                                   ARTICLE ONE

The name of the corporation is USA Broadband, Inc.

                                   ARTICLE TWO

The address of the corporation's registered office in the State of Delaware is 1209 Orange Street Wilmington, DE 19801. The name of its registered agent at such address is CT Corporation.

                                  ARTICLE THREE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE FOUR

      The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of all classes of stock which this corporation is authorized to issue is one hundred fifty million (150,000,000) shares. The number of shares of Common Stock authorized is one hundred million (100,000,000) shares. The number of shares of Preferred Stock authorized is fifty million (50,000,000) shares. All shares of Common Stock and Preferred Stock shall have a par value of $0.001 per share.

      A. COMMON STOCK.

            1. VOTING RIGHTS. Except as otherwise expressly provided by law or in this Article, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the stockholders of the corporation.

            2. LIQUIDATION RIGHTS. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

            3. DIVIDENDS. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefore, provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

            4. RESIDUAL RIGHTS. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock.

      B. PREFERRED STOCK. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by filing a certificate pursuant to the applicable provisions of Delaware General Corporation Law, including, without limitation, the authority to provide that any such series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; or (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation, all as may be stated in such resolution or resolutions.

                                  ARTICLE FIVE

      The Board of Directors of the corporation shall have the power to adopt, amend, and repeal any or all of the Bylaws of the corporation.

                                   ARTICLE SIX

      Election of members to the Board of Directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

      Meetings of the stockholders of the corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

                                  ARTICLE SEVEN

      To the fullest extent permitted by Delaware Law, a director or former director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of the corporation; provided, that the foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit.

      If Delaware Law is amended to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware Law, as amended.

      Any repeal or modification of this Article Seven shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

      The provisions of this Article Seven shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director which has not been eliminated by the provisions of this Article Seven.

                                   ARTICLE TEN

      The corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Delaware Law.

                                    ANNEX E





                                     BYLAWS

                                       OF

                               USA BROADBAND, INC.












                                       E

                                 INDEX TO BYLAWS

                                       OF

                               USA BROADBAND, INC.

                                                                                         PAGE
                                                                                         ----
ARTICLE I Offices.......................................................................
         Section 1.1 Business Offices...................................................
         Section 1.2 Principal Office...................................................
         Section 1.3 Registered Office..................................................

ARTICLE II Shareholders.................................................................
         Section 2.1 Annual Meeting.....................................................
         Section 2.2 Special Meetings...................................................
         Section 2.3 Place of Meetings..................................................
         Section 2.4 Notice of Meetings.................................................
         Section 2.5 Fixing of Record Date..............................................
         Section 2.6 Shareholder List for Meetings......................................
         Section 2.7 Shareholder Quorum and Voting Requirements.........................
         Section 2.8 Increasing Quorum or Voting Requirements...........................
         Section 2.9 Proxies............................................................
         Section 2.10 Voting of Shares..................................................
         Section 2.11 Corporation's Acceptance of Votes.................................
         Section 2.12 Action Without a Meeting..........................................
         Section 2.13 Meetings by Telecommunication.....................................
         Section 2.14 Voting Trusts and Agreements......................................
         Section 2.15 Voting for Directors..............................................
         Section 2.16 Maintenance of Records and Shareholder Inspection Rights..........
         Section 2.17 Financial Statements and Share Information........................
         Section 2.18 Dissenters' Rights................................................
         Section 2.19 Shares Held by Nominees...........................................

ARTICLE III Board of Directors
         Section 3.1 General Powers.....................................................
         Section 3.2 Number.............................................................
         Section 3.3 Resignation........................................................
         Section 3.4 Removal............................................................
         Section 3.5 Vacancies..........................................................
         Section 3.6 Regular Meetings...................................................
         Section 3.7 Special Meetings...................................................
         Section 3.8 Place of Meetings - Meetings by Telephone..........................
         Section 3.9 Notice of Meetings.................................................
         Section 3.10 Waiver of Notice..................................................
         Section 3.11 Quorum and Manner of Acting.......................................


                                               E-i

         Section 3.12 Action Without a Meeting..........................................
         Section 3.13 Compensation......................................................
         Section 3.14 Committees........................................................
         Section 3.15 Standards of Conduct..............................................
         Section 3.16 Liability for Unlawful Distributions..............................
         Section 3.17 Conflicting Interest Transactions.................................

ARTICLE IV Officers.....................................................................
         Section 4.1 Number and Qualifications..........................................
         Section 4.2 Appointment and Term of Office.....................................
         Section 4.3 Removal and Resignation of Officers................................
         Section 4.4 Authority and Duties...............................................
         Section 4.5 Surety Bonds.......................................................
         Section 4.6 Compensation.......................................................

ARTICLE V Standards of Conduct for Officers and Directors...............................
         Section 5.1 Standards of Conduct...............................................
         Section 5.2 Reliance on Information and Reports................................
         Section 5.3 Limitation on Liability............................................

ARTICLE VI Indemnification..............................................................
         Section 6.1 Indemnification of Directors.......................................
         Section 6.2 Advance Expenses for Directors.....................................
         Section 6.3 Indemnification of Officers........................................
         Section 6.4 Insurance..........................................................
         Section 6.5 Scope of Indemnification...........................................
         Section 6.6 Other Rights and Remedies..........................................
         Section 6.7 Severability.......................................................

ARTICLE VII Stock
         Section 7.1 Issuance of Shares.................................................
         Section 7.2 Certificates for Shares; Shares Without Certificates...............
         Section 7.3 Restrictions on Transfer of Shares Permitted.......................
         Section 7.4 Acquisition of Shares by the Corporation...........................

ARTICLE VIII Amendments to Bylaws.......................................................
         Section 8.1 Authority to Amend.................................................

ARTICLE IX Miscellaneous................................................................
         Section 9.1 Corporate Seal.....................................................
         Section 9.2 Fiscal Year........................................................

                                     BYLAWS

                                       OF

                               USA BROADBAND, INC.

    Approved by Resolution of the Board of Directors dated __________, 2001.

                                    ARTICLE 1

                                     OFFICES


         Section 1.1 BUSINESS OFFICES. The corporation may have such offices as the Board of Directors may from time to time determine or as the business of the corporation may from time to time require.

         Section 1.2 PRINCIPAL OFFICE. The principal office of the corporation shall be located at any place either within or outside Delaware as the corporation shall determine. The corporation shall maintain at its principal office a copy of such corporate records as may be required by Delaware law and Section 2.16 of these bylaws.

         Section 1.3 REGISTERED OFFICE. The registered office of the corporation required by Delaware law to be maintained in Delaware shall be the registered office as designated as the corporation's registered office in the most recent document on file with the State of Delaware providing such information. The corporation shall maintain a registered agent at the registered office, as required by Delaware law. The registered office and registered agent may be changed from time to time as provided by Delaware law.

                                    ARTICLE 2

                                  SHAREHOLDERS

         Section 2.1 ANNUAL MEETING. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of shareholders shall be held on the third Wednesday of May in each year at 11:00 a. m. However, if the day fixed for the annual meeting is a legal holiday in Delaware, then the meeting shall be held at the same time and place on the next succeeding business day. At the meeting, directors shall be elected and any other proper business may be transacted. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient. Failure to hold an annual meeting as required by these bylaws shall not affect the validity of any corporate action or work a forfeiture or dissolution of the corporation.

         Section 2.2 SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by the Board of Directors, by such officers or persons as may be authorized by the bylaws to call a special meeting, or by the holders of shares representing at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the meeting, all in accordance with Delaware law.

         Section 2.3 PLACE OF MEETINGS. Each annual or special meeting of the shareholders shall be held at such place, either within or outside Delaware, as may be designated by the Board of Directors. In the absence of any such designation, meetings shall be held at the principal office of the corporation.

         Section 2.4 NOTICE OF MEETINGS.

                  (a) REQUIRED NOTICE. The corporation shall give notice to shareholders of the date, time, and place of each annual and special meeting of shareholders no fewer than ten (10) nor more than sixty (60) days before the meeting date, in accordance with the requirements of Delaware law. Unless otherwise required by law or the articles of incorporation, the corporation is required to give the notice only to shareholders entitled to vote at the meeting. The notice requirement will be excused under certain circumstances with respect to shareholders whose whereabouts are unknown, as provided in Delaware law.

                  If the proposed corporate action creates dissenters' rights, the notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting.

                  (b) CONTENTS OF NOTICE. The notice of each special meeting must include a description of the purpose or purposes for which the meeting is called. Except as provided in this Section 2.4(b), or as otherwise required by Delaware law, other applicable law, or the articles of incorporation, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

                  If a purpose of any shareholder meeting is to consider: (1) a proposed amendment to the articles of incorporation; (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all, of the corporation's property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by a copy or summary of the transaction documents, as set forth in the above-referenced sections of Delaware law.


                  If the proposed corporate action creates dissenters' rights, the notice must state that shareholders are, or may be, entitled to assert dissenters' rights.

                  (c) ADJOURNED MEETING. If any annual or special meeting of shareholders is adjourned to a different date, time or place, then subject to the requirements of the following sentence notice need not be given of the new date, time and place if the new date, time and place are announced at the meeting before adjournment. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is or must be fixed under Delaware law and Section 2.5 of these bylaws, notice of the adjourned meeting must be given pursuant to the requirements of Section 2.4(a) of these bylaws to shareholders of record entitled to vote at the meeting, as provided in Delaware law.

                  (d) WAIVER OF NOTICE. A shareholder may waive notice of any meeting (or any other notice required by Delaware law, the articles of incorporation or these bylaws) by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice as the date and time when any action will occur), for inclusion in the minutes or filing with the corporation records. A shareholder's attendance at a meeting: (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

         Section 2.5 FIXING OF RECORD DATE. For the purpose of determining shareholders of any voting group entitled to: (i) notice of or to vote at any meeting of shareholders or any adjournment thereof; (ii) take action without a meeting; (iii) demand a special meeting; (iv) receive payment of any distribution or share dividend; or (v) take any other action, the board of directors may fix in advance a date as the record date for one or more voting groups. As provided in Delaware law, a record date fixed pursuant to such section may not be more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is otherwise fixed by the board as provided herein, then the record date for the purposes set forth below shall be the close of business on the dates indicated:

                  (a) With respect to a determination of shareholders entitled to notice of and to vote at an annual or special meeting of shareholders, the day before the first notice is mailed to shareholders;

                  (b) With respect to a determination of shareholders entitled to demand a special meeting of shareholders, the later of (i) the earliest date of any of the demands pursuant to which the meeting is called, and (ii) the date that is sixty days prior to the date the first of the written demands pursuant to which the meeting is called is received by the corporation;

                  (c) With respect to a determination of shareholders entitled to a share dividend, the date the board authorizes the share dividend;

                  (d) With respect to a determination of shareholders entitled to take action without a meeting (pursuant to Section 2.12 of these bylaws and Delaware law) or entitled to be given notice of an action so taken, the date the first shareholder delivers to the corporation a writing upon which the action is taken; and

                  (e) With respect to a determination of shareholders entitled to a distribution (other than one involving a purchase or reacquisition of shares for which no record date is necessary), the date the board of directors authorizes the distribution.

                  A determination of shareholders entitled to notice of or to vote at any meeting of shareholders is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         Section 2.6 SHAREHOLDER LIST FOR MEETINGS. The officer or agent having charge of the stock transfer books for shares of the corporation shall prepare a list of the names of all shareholders entitled to be given notice of, and to vote at, each meeting of shareholders, in compliance with the requirements of Delaware law. The list must be arranged by voting group and within each voting group by class or series of shares. The list must be in alphabetical order within each class or series of shares and must show the address of, and the number of shares held by, each shareholder. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of (i) ten days before the meeting for which the list was prepared, or (ii) two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. The list must be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder or a shareholder's agent or attorney is entitled on written demand to the corporation, and subject to the provisions of Delaware law, to inspect and copy the list during regular business hours, during the period it is available for inspection. The list is to be available at the meeting for which it was prepared, and any shareholder or any shareholder's agent or attorney is entitled to inspect the list at any time during the meeting for any purpose germane to the meeting. The shareholder list is to be maintained in written form or in another form capable of conversion into written form within a reasonable time.

         Section 2.7 SHAREHOLDER QUORUM AND VOTING REQUIREMENTS. If the articles of incorporation or Delaware law provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

         Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of such shares exists with respect to that matter. Unless the articles of incorporation or Delaware law provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that group for action on that matter.

         If the articles of incorporation or Delaware law provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. One voting group may vote on a matter even though another voting group entitled to vote on the matter has not voted.

         Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, unless a new record date is or must be set for the adjourned meeting.

         If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the articles of incorporation or Delaware law requires a greater number of affirmative votes. Those matters as to which Delaware law provides for a special voting requirement, typically requiring the vote of a majority of all votes entitled to be cast, or a majority of all voting shares within each voting group which is entitled to vote separately, include certain amendments to the articles of incorporation, mergers, sales of substantially all corporate assets, and dissolution of the corporation.

         Section 2.8 INCREASING QUORUM OR VOTING REQUIREMENTS. The articles of incorporation may provide for a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is provided for by Delaware law. An amendment to the articles of incorporation that changes or deletes a greater quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect.

         Section 2.9 PROXIES. At all meetings of shareholders, a shareholder may vote in person or by proxy. A shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder's attorney-in-fact, or by any of the other means set forth in Delaware law. A proxy appointment is valid for eleven months unless a longer period is expressly provided in the appointment form. The effectiveness and revocability of proxy appointments are governed by Delaware law.

         Section 2.10 VOTING OF SHARES. Unless otherwise provided in the articles of incorporation or applicable law, each outstanding share, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter voted on at a shareholders' meeting. Only shares are entitled to vote.

         Except as otherwise provided by specific court order, shares of this corporation are not entitled to be voted or to be counted in determining the total number of outstanding shares eligible to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and this corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation. The prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity. Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         Section 2.11 CORPORATION'S ACCEPTANCE OF VOTES. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder.

         If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if:

                  (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

                  (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (e) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries and the person signing appears to be acting on behalf of all co-tenants or fiduciaries; or

                  (f) the acceptance of the vote, consent, waiver, proxy appointment, or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with the provisions of Delaware law.

         If shares are registered in the names of two or more persons, whether fiduciaries, members of a partnership, co-tenants, husband and wife as community property, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons, including proxyholders, have the same fiduciary relationship respecting the same shares, then unless the secretary of the corporation or other officer or agent entitled to tabulate votes is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the effects set forth under the applicable section of Delaware law.

         The corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

         The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment, or proxy appointment revocation in good faith and in accordance with the standards of Delaware law are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

         Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment, or proxy appointment revocation under this section valid unless a court of competent jurisdiction determines otherwise.

         Section 2.12 ACTION WITHOUT A MEETING. Unless otherwise provided in the articles of incorporation, and subject to the provisions of Delaware law, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having no less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by the approval. Such notice shall meet the requirements of, and be delivered to all shareholders identified in, Delaware law.

         Any shareholder giving a written consent, or the shareholder's proxyholder, personal representative or transferee may revoke a consent by a signed writing describing the action and stating that the shareholder's prior consent is revoked, if the writing is received by the corporation prior to the effectiveness of the action.

         An action taken by written consent of the shareholders as provided herein is not effective unless all written consents on which the corporation relies for the taking of the action are received by the corporation within a sixty day period. An action so taken is effective as of the date the last written consent necessary to effect the action is received by the corporation, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action, in which case the later date shall be the effective date of the action.

         Written consents may be received by the corporation by electronically transmitted facsimile or other form of communication providing the corporation with a complete copy thereof, including a copy of the signature thereto.

         Notwithstanding the other provisions of this bylaw, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

         An action taken by written consent of the shareholders as provided herein has the same effect as action taken at a meeting of shareholders, and may be so described in any document.

         Section 2.13 MEETINGS BY TELECOMMUNICATION. Any or all of the shareholders may participate in an annual or special meeting of shareholders by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting can hear each other during the meeting. A shareholder participating in a meeting by this means is considered to be present in person at the meeting.

         Section 2.14 VOTING TRUSTS AND AGREEMENTS. Voting trusts and agreements may be entered into among the shareholders in compliance with the requirements of Delaware law.

         Section 2.15 VOTING FOR DIRECTORS. Unless otherwise provided in the articles of incorporation or Delaware law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, in accordance with the requirements and procedures set forth in Delaware law.

         Section 2.16 MAINTENANCE OF RECORDS AND SHAREHOLDER INSPECTION RIGHTS.

                  (a) CORPORATE RECORDS. The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken on behalf of the corporation by a committee of the board of directors in place of the board of directors, and a record of all waivers of notices of meetings of shareholders, meetings of the board of directors, or any meetings of committees of the board of directors. The corporation shall also maintain appropriate accounting and shareholder records as required by the statute. The corporation shall keep at its principal office those corporate records and documents listed in the following paragraph.

                  (b) INSPECTION RIGHTS OF RECORDS REQUIRED AT PRINCIPAL
         OFFICE. A shareholder or director of the corporation (or such person's agent or attorney) who gives the corporation written notice of the demand at least five business days before the proposed inspection date, has the right to inspect and copy, during regular business hours, any of the following records, all of which the corporation is required to keep at its principal office:

                           (i) its articles of incorporation as then in effect;

                           (ii) its bylaws as then in effect;

                           (iii) the minutes of all shareholders' meetings,
                  and records of all actions taken by shareholders without a meeting, for the past three years;

                           (iv) all written communications within the past
                  three years to shareholders as a group or to the holders of any class or series of shares as a group;

                           (v) a list of the names and addresses of its
                  current officers and directors;

                           (vi) its most recent annual report delivered to
                  the Division; and

                           (vii) all financial statements prepared for periods
                  ending during the last three years that a shareholder could request under Delaware law.

                  (c) CONDITIONAL INSPECTION RIGHTS. In addition to the inspection rights set forth in paragraph 0 above, a shareholder or director of the corporation (or such person's agent or attorney) who gives the corporation a written demand in good faith and for a proper purpose at least five business days before the requested inspection date, and describes in the demand with reasonable particularity the records proposed to be inspected and the purpose of the inspection, is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                  (i) excerpts from the minutes of meetings of, and from actions taken by, the shareholders, the board of directors, or any committees of the board of directors, to the extent not subject to inspection under paragraph 0 of this 0;

                  (ii) accounting records of the corporation; and

                  (iii) the record of shareholders (compiled no earlier than the date of the demand for inspection).

         For the purposes of paragraph0, a proper purpose means a purpose reasonably related to the demanding party's interest as a shareholder or director. A party may not use any information obtained through the inspection or copying of records permitted by this paragraph 0 for any purposes other than those set forth in a proper demand as described above, and the officers of the corporation are authorized to take appropriate steps to ensure compliance with this limitation.

         Section 2.17 FINANCIAL STATEMENTS AND SHARE INFORMATION. Upon the written request of any shareholder, the corporation shall mail to the requesting shareholder:

                  (a) its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operations, as required by Delaware law; and

                  (b) the information specified by Delaware law, regarding the designations, preferences, limitations, and relative rights applicable to each class and series of shares of the corporation, and the authority of the board of directors to determine variations for any existing or future class or series.

         Section 2.18 DISSENTERS' RIGHTS. Each shareholder of the corporation shall have the right to dissent from, and obtain payment of the fair value of shares held by such shareholder in the event of any of the corporate actions identified where such rights are provided under Delaware law or otherwise designated in the articles of incorporation or in a resolution of the board of directors.

         Section 2.19 SHARES HELD BY NOMINEES. The Board of Directors is authorized to establish for the corporation from time to time such procedures as the directors may determine to be appropriate, by which the beneficial owner of shares that are registered in a nominee is recognized by the corporation as a shareholder.

                                    ARTICLE 3

                               BOARD OF DIRECTORS

         Section 3.1 GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of board of directors, subject to any limitation set forth in the articles of incorporation or in a shareholder agreement permitted under Delaware law.

         Section 3.2 NUMBER, TENURE AND QUALIFICATIONS. Unless otherwise specifically provided in the articles of incorporation, and subject to the provisions of Delaware law, the number of directors of the corporation shall be not less than 3 nor more than 11. The exact number of directors shall be set from time to time by resolution of the Board or by a bylaw amending this 0 duly adopted by the board of directors or the shareholders.

         [AS PROVIDED IN THE ARTICLES OF INCORPORATION, THE BOARD OF DIRECTORS SHALL BE DIVIDED INTO THREE CLASSES, DESIGNATED CLASS I, CLASS II AND CLASS III. EACH CLASS OF DIRECTORS SHALL SERVE FOR A STAGGERED THREE-YEAR TERM. HOWEVER, A DIRECTOR WHOSE TERM EXPIRES SHALL CONTINUE TO SERVE UNTIL SUCH DIRECTOR'S SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THERE IS A DECREASE IN THE AUTHORIZED NUMBER OF DIRECTORS. NO DECREASE IN THE AUTHORIZED NUMBER OF DIRECTORS SHALL HAVE THE EFFECT OF SHORTENING THE TERM OF ANY INCUMBENT DIRECTOR.]

         If the articles of incorporation authorize dividing the shares into classes or series, the articles of incorporation may also authorize the election of all or a specified number or portion of directors by the holders of one or more authorized classes or series of shares. A class or series of shares entitled to elect one or more directors is a separate voting group for purposes of the election of directors.

         Section 3.3 RESIGNATION. Any director may resign at any time by giving a written notice of resignation to the corporation. A director's resignation is effective when the notice is received by the corporation, or on such later date as may be specified in the notice of resignation.

         Section 3.4 REMOVAL. The shareholders may remove one or more directors at a meeting called for that purpose, if the meeting notice states that a purpose of the meeting is such removal. The removal may be with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. If the articles of incorporation provide for cumulative voting for the election of directors, a director may not be removed if a number of votes sufficient to elect the director under such cumulative voting is voted against removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal.

         Section 3.5 VACANCIES. Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by the shareholders or the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

         If the vacant office was held or is to be held by a director elected by a voting group of shareholders, only the holders of the shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. If such vacancy is to be filled by the directors and one or more of the other directors elected by the same voting group are serving, only they are entitled to vote to fill the vacancy.

         A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date or otherwise) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

         The terms of directors elected to fill vacancies shall expire at the end of the term of the director whom they were elected to succeed.

         Section 3.6 REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice of the date, time, place or purposes of the meetings, if the times of such meetings are fixed by resolution of the board of directors.

         Section 3.7 SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any one director. The person or persons authorized to call special meetings of the board of directors may fix the time and place of the meetings so called.

         Section 3.8 PLACE OF MEETINGS - MEETINGS BY TELEPHONE. The board of directors may hold regular or special meetings in or out of the State of Delaware. Unless the articles of incorporation or bylaws provide otherwise, the board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting.

         Section 3.9 NOTICE OF MEETINGS. Unless the articles of incorporation or Delaware law provide otherwise, regular meetings of the board may be held without notice of the date, time, place, or purposes of the meeting. Unless the articles of incorporation provide for a longer or shorter period, special meetings of the board of directors must be preceded by at least two days' notice of the date, time, and place of the meeting. The notice need not describe the purpose of the special meeting unless required by the articles of incorporation or Delaware law.

         The giving of notice of any meeting, shall be governed by the rules set forth in Delaware law.

         Section 3.10 WAIVER OF NOTICE. Any director may waive notice of any meeting before or after the date of the meeting, as provided in Delaware law. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the corporation for filing with the corporate records (but delivery and filing are not conditions to its effectiveness). A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting.

         Section 3.11 QUORUM AND MANNER OF ACTING. Unless the articles of incorporation establish a different quorum requirement, a quorum of the board of directors consists of a majority of the number of directors fixed or prescribed in accordance with these bylaws.

         The affirmative vote of a majority of directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors, unless the articles of incorporation or Delaware law require the vote of a greater vote of directors. Any action to change the percentage of directors needed to take action is subject to the provisions of Delaware law.

         A director who is present at a meeting of the board of directors when corporate action is taken is considered to have assented to the action taken at the meeting unless:

                  (a) the director objects at the beginning of the meeting
         (or promptly upon arrival) to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

                  (b) the director contemporaneously requests that such director's dissent or abstention as to any specific action be entered into the minutes of the meeting; or

                  (c) the director causes written notice of a dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the corporation promptly after adjournment of the meeting. The right of dissent or abstention as to a specific action is not available to a director who votes in favor of the action taken.

         Section 3.12 ACTION WITHOUT A MEETING. Unless the articles of incorporation, these bylaws or Delaware law provide otherwise, any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors consent in writing to the action as permitted by Delaware law. Action is considered to have been taken by such written consents when the last director signs a writing describing the action taken, unless prior to that time any director has revoked a consent by a writing signed by the director and received by an authorized officer of the corporation. An action so taken is effective at the time it is taken, unless the board of directors establishes a different effective date. An action taken by written consent of the directors as described in this section has the same effect as action taken at a meeting of directors and may be described as such in any document.

         Section 3.13 COMPENSATION. Unless otherwise provided in the articles of incorporation, the board of directors may fix the compensation of directors as permitted by Delaware law. The corporation shall provide for directors to be paid their expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

         Section 3.14 COMMITTEES.

                  (a) CREATION OF COMMITTEES. Unless the articles of incorporation provide otherwise, a board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the board of directors.

                  (b) SELECTION OF COMMITTEE MEMBERS. The creation of a committee and appointment of members to it must be approved by the greater of:

                           (i) a majority of all the directors in office
                  when the action is taken; or

                           (ii) the number of directors required by the
                  articles of incorporation to take action under Delaware law and 0 of these bylaws.

                  (c) REQUIRED PROCEDURES. Delaware law and 0 through 0 of these bylaws, which govern meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the board of directors, apply to committees and their members as well.

                  (d) AUTHORITY. Unless limited by the articles of incorporation, each committee may exercise those aspects of the authority of the board of directors (as set forth in Delaware law and 0 of these bylaws) which the board of directors confers upon such committee in the resolution creating the committee.

                  (e) IMPACT ON DUTY OF DIRECTORS. The creation of, delegation of authority to, or action by a committee does not alone constitute compliance by a director with the standards of conduct described in Delaware law and referenced in 0 of these bylaws.

         Section 3.15 STANDARDS OF CONDUCT. Each director is to discharge such director's duties as a director, including duties as a member of a committee, in compliance with the standards of conduct set forth in Delaware law and described in Article V of these bylaws.

         Section 3.16 LIABILITY FOR UNLAWFUL DISTRIBUTIONS. A director who votes for or assents to a distribution made in violation of the requirements of Delaware law or the articles of incorporation, and who does not discharge such duties in compliance with the standards of conduct set forth in Delaware law and referenced in 0 and 5.01 of these bylaws, is personally liable to the corporation for the amount by which the distribution exceeds the amount that could have been properly distributed, as provided in Delaware law.

         Section 3.17 CONFLICTING INTEREST TRANSACTIONS. Directors may take action with respect to a director's conflicting interest transaction by the affirmative vote of a majority of those "qualified directors" (defined as essentially those directors without conflicting interests with respect to the transaction) on the board of directors or on a duly empowered and constituted committee of the board who voted on the transaction after receipt of any "required disclosure" (as defined under Delaware law). For purposes of such action, a majority of the qualified directors on the board or on the committee, as the case may be, constitutes a quorum. Such action is not affected by the presence or vote of a director who is not a qualified director.

                                   ARTICLE 4

                                    OFFICERS

         Section 4.1 NUMBER AND QUALIFICATIONS. The officers of the corporation shall be such officers as may be appointed by the board of directors, and may include one or more of: a president, chief executive officer, chief operating officer, chief technical officer, chief financial officer, treasurer, controller, and secretary. The corporation may also have such other officers and assistant officers as the board of directors in its discretion may determine, by resolution, to be appropriate, including a chairman of the board, one or more vice-presidents, assistant secretaries and assistant treasurers. All such officers shall be appointed by the board of directors, except that if specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

         Section 4.2 APPOINTMENT AND TERM OF OFFICE. The officers of the corporation shall be appointed by the board of directors (or, to the extent permitted by 0 above, by an officer specifically authorized by the board to make such appointments), for such terms as may be determined by the board of directors. Neither the appointment of an officer nor the designation of a specified term creates or grants to the officer any contract rights, and the board can remove the officer at any time prior to the termination of any term for which the officer may have been appointed, with or without cause, except to the extent an express, written agreement between the officer and the corporation provides otherwise. If no other term is specified, officers shall hold office until they resign, die, or until they are removed or replaced in the manner provided in 0 below.

         Section 4.3 REMOVAL AND RESIGNATION OF OFFICERS. Any officer or agent of the corporation may be removed or replaced by the board of directors at any time with or without cause. The election of a replacement officer shall constitute the removal of the person previously holding such office. An officer may resign at any time by giving written notice of the resignation to the corporation. An officer's resignation or removal does not affect the contract rights of the parties, if any.

         Section 4.4 AUTHORITY AND DUTIES. Except as otherwise established by the board of directors, the officers of the corporation shall have the authority and perform the duties specified below and as may be additionally specified by the president or chief executive officer, the board of directors, or these bylaws (and in all cases where the duties of any officer are not prescribed by the bylaws or by the board of directors, such officer shall follow the orders and instructions of the president or chief executive officer), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

                  (a) PRESIDENT; CHIEF EXECUTIVE OFFICER. The chief executive officer and/or president shall, subject to the direction and supervision of the board of directors: (i) have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) unless there is a chairman of the board, preside at all meetings of the shareholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to such office and as from time to time may be assigned to such officer by the board of directors. The president and/or chief executive officer may sign, with the secretary or any other proper officer of the corporation authorized to take such action, certificates for shares of the corporation, the issuance of which have been authorized by resolution of the board of directors. The president and/or chief executive officer may also sign (or appoint other officers of the corporation to sign), subject to such restrictions and limitations as may be imposed from time to time by the board of directors, deeds, mortgages, bonds, contracts or other instruments which have been duly approved for execution. If both a president and chief executive officer are elected and serving, then as between the two of such officers, their relative authority shall be as determined by the board of directors or as otherwise agreed upon between such officers.

                  (b) CHIEF FINANCIAL OFFICER. The chief financial officer, while one is serving, shall: (i) be the principal financial officer of the corporation and have responsibility for the care and custody of all its funds, securities, evidences of indebtedness and other personal property and deposit and handle the same in accordance with instructions of the board of directors; (ii) receive and give receipts and acquittances for moneys paid in on account of the corporation, and pay out of funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations; (iv) upon request of the board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of the chief financial officer and such other duties as from time to time may be assigned by the board of directors, president or chief executive officer.

                  (c) VICE-PRESIDENTS. The vice-president, if any (or if there is more than one then each vice-president), shall assist the president and/or chief executive officer and shall perform such duties as may be assigned by the president, chief executive officer or board of directors. The vice-president, if there is one (or if there is more than one then the vice-president designated by the board of directors, or if there be no such designation then the vice-presidents in order of their election), shall, at the request of the president or chief executive officer, or in the event of the absence or inability or refusal to act of president and/or chief executive officer, perform the duties of such offices and when so acting shall have all the powers of and be subject to all the restrictions upon such offices. Any vice-president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the board of directors. Vice-presidents shall perform such other duties as from time to time may be assigned to them by the president or chief executive officer or by the board of directors. Assistant vice-presidents, if any, shall have such powers and perform such duties as may be assigned to them by the president, chief executive officer or board of directors.

                  (d) TREASURER. A treasurer, if one is appointed, shall assist the chief financial officer and perform such financial, accounting and money management functions and other duties as the board of directors or chief financial officer may from time to time direct, subject to the supervision of the chief financial officer. In the absence of a chief financial officer, the treasurer shall perform the duties of the chief financial officer and when so acting shall have the powers of, and be subject to the restrictions applicable to, the chief financial officer. The treasurer will perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned by the board of directors, president or chief executive officer.

                  (e) CORPORATE SECRETARY. The corporate secretary shall:
         (i) have responsibility for the preparation and maintenance of minutes of the proceedings of the shareholders and of the board of directors;
         (ii) have responsibility for the preparation and maintenance of the other records and information required to be kept by the corporation under Delaware law; (iii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by Delaware law or other applicable law; (iv) be custodian of the corporate records and of any seal of the corporation; (v) when requested or required, authenticate any records of the corporation;
         (vi) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (vii) sign with the president, chief executive officer or a vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (viii) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent; and (ix) in general perform all duties incident to the office of secretary, including those identified in Delaware law, and such other duties as from time to time may be assigned to the corporate secretary by the president, chief executive officer or board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the corporate secretary.

         Section 4.5 SURETY BONDS. The board of directors may require any officer or agent of the corporation to provide to the corporation a bond, in such sums and with such sureties as may be satisfactory to the board, conditioned upon the faithful performance of such individual's duties and for the restoration to the corporation of all books, papers, vouchers, money, securities and other property of whatever kind in such officer's possession or under such officer's control belonging to the corporation.

         Section 4.6 COMPENSATION. Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors and no officer shall be prevented from receiving compensation by reason of the fact that such officer is also a director of the corporation. Appointment as an officer shall not of itself create a contract or other right to compensation for services performed as such officer.

                                   ARTICLE 5

                 STANDARD OF CONDUCT FOR OFFICERS AND DIRECTORS

         Section 5.1 STANDARDS OF CONDUCT. Each director is required to discharge his or her duties as a director, including duties as a member of a committee, and each officer with discretionary authority is required to discharge his or her duties under that authority, in a manner consistent with the following standards of conduct:

                  (a) in good faith;

                  (b) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

                  (c) in a manner the director or officer reasonably believes is in the best interests of the corporation.

         Section 5.2 RELIANCE ON INFORMATION AND REPORTS. In discharging his or her duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

                  (a) one or more officers or employees of the corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented;

                  (b) legal counsel, public accountants, or other persons as to matters the director or officer reasonably believes are within the person's professional or expert competence; or

                  (c) inthe case of a director, a committee of the board of directors of which such director is not a member, if the director reasonably believes the committee merits confidence.

         A director of officer is not acting in good faith in relying on any such information, opinions, reports or statements if such director or officer has knowledge concerning the matter in question that makes reliance otherwise permitted as set forth above unwarranted.

         Section 5.3 LIMITATION ON LIABILITY. A director or officer is not liable to the corporation, its shareholders, or any conservator or receiver, or any assignee or successor-in-interest thereof, for any action taken, or any failure to take any action as an officer or director, as the case may be, unless
(i) the director or officer has breached or failed to perform the duties of the office in compliance with the provisions of this Article V, AND (ii) the performance constitutes gross negligence, willful misconduct, or intentional infliction of harm on the corporation or the shareholders.

                                   ARTICLE 6

                                INDEMNIFICATION

         Section 6.1 INDEMNIFICATION OF DIRECTORS.

                  (a) PERMITTED INDEMNIFICATION. Pursuant to Delaware law, unless otherwise provided in the articles of incorporation, the corporation may indemnify any individual made a party to a proceeding because such individual is or was a director of the corporation, against liability incurred in the proceeding if the corporation has authorized the payment and a determination has been made that the director has met the applicable standards of conduct as set forth below:

                           (i) the individual's conduct was in good faith;
                  and

                           (ii) the individual reasonably believed that his
                  or her conduct was in, or not opposed to, the corporation's best interests; and

                           (iii) in the case of any criminal proceeding, the
                  individual had no reasonable cause to believe his or her conduct was unlawful.

                  (b) LIMITATION ON PERMITTED INDEMNIFICATION. The corporation shall not indemnify a director under Section 6.01(a) above:

                           (i) in connection with a proceeding by or in the
                  right of the corporation in which the director was adjudged liable to the corporation; or

                           (ii) in connection with any other proceeding
                  charging that the director derived an improper personal benefit, whether or not involving action in the director's official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

                  (c) INDEMNIFICATION IN DERIVATIVE ACTIONS LIMITED. Indemnification permitted under Section 6.01(a) and Section 902 of Delaware law in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding (including attorneys fees).

                  (d) MANDATORY INDEMNIFICATION. Unless limited by its articles of incorporation, the corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which the director was a party because the director is or was a director of the corporation, against reasonable expenses incurred by the director in connection with the proceeding or claim with respect to which the director has been successful (including attorneys fees).

                  (e) AUTHORIZED/REQUIRED. The corporation is authorized to, and shall, indemnify its directors to the fullest extent permitted by applicable law. Without limiting the foregoing, the corporation shall indemnify its directors in all cases in which a corporation may indemnify a director. This provision constitutes authorization of indemnification so that the corporation can indemnify directors once a determination has been made in the specific case that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. The corporation shall consider and act as expeditiously as possible on any and all requests by a director for indemnification.

         Section 6.2 ADVANCE EXPENSES FOR DIRECTORS.

                  (a) REQUIREMENTS FOR REIMBURSEMENTS. If a determination is made that a director has met the following requirements, the corporation may pay for or reimburse the reasonable expenses (including attorneys fees) incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

                           (i) the director furnishes the corporation a
                  written affirmation of the director's good faith belief that the director has met the applicable standard of conduct described in Section 5.01 of these bylaws;

                           (ii) the director furnishes to the corporation a
                  written undertaking, executed personally or on such director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and

                           (iii) a determination is made that the facts then
                  known to those making the determination would not preclude indemnification under these bylaws.

                  (b) AUTHORIZATION FOR REIMBURSEMENT. The corporation is to authorize the advancement of expenses to directors, and to advance such expenses, once the written affirmation and undertaking required by Subsections 6.02(a)(i) and (ii) of these bylaws are received and the determination required by Subsection 6.02(a)(iii) of these bylaws has been made. The corporation is to consider and act as expeditiously as possible upon any and all requests for advancements of expenses, promptly make the requisite determination in each instance as to eligibility for advancement of expenses and, in the event of a determination that the advancement of expenses is permissible, promptly authorize such advancement.

         Section 6.3 INDEMNIFICATION OF OFFICERS, EMPLOYEES, FIDUCIARIES, AND AGENTS. Unless otherwise provided in the articles of incorporation:

                  (a) an officer of the corporation is entitled to indemnification in each case to the same extent as to a director;

                  (b) the corporation shall indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

                  (c) the corporation shall also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its articles of incorporation, action of the board of directors, or contract.

         Section 6.4 INSURANCE. The corporation may purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while serving as a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another foreign or domestic corporation or other person, or of an employee benefit plan, against liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify such person against the same liability under Article VI of these bylaws. Insurance may be procured from any insurance company designated by the board of directors, president, or chief executive officer, whether the insurance company is formed under the laws of this state or any other jurisdiction, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

         Section 6.5 SCOPE OF INDEMNIFICATION. The indemnification and advancement of expenses authorized by this Article VI is intended to permit the corporation to indemnify to the fullest extent permitted by the laws of the State of Delaware (and to require such indemnification under specified circumstances as described above) any and all persons whom it shall have power to indemnify under such laws from and against any and all of the expenses, disabilities, or other matters referred to in or covered by such laws. Any indemnification or advancement of expenses hereunder, unless otherwise provided when the indemnification or advancement of expenses is authorized or ratified, is intended to be applicable to acts or omissions that occurred prior to the adoption of this Article, shall continue as to any party during the period such party serves in any one or more of the capacities covered by this Article, shall continue thereafter so long as the party may be subject to any possible proceeding by reason of the fact that such party served in any one or more of the capacities covered by this Article, and shall inure to the benefit of the estate and personal representatives of such person. Any repeal or modification of this Article or of any Section or provision hereof shall not affect any right or obligations then existing. All rights to indemnification under this Article shall be deemed to be provided by a contract between the corporation and each party covered hereby.

         Section 6.6 OTHER RIGHTS AND REMEDIES. The rights to indemnification and advancement of expenses provided in this Article VI shall be in addition to any other rights which a party may have or hereafter acquire under any applicable law, contract, order, or otherwise.

         Section 6.7 SEVERABILITY. If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Article shall not be affected or impaired thereby, but shall, to the fullest extent possible, be construed so as to give effect to the intent of this Article that each party covered hereby is entitled to the fullest protection permitted by law.

                                   ARTICLE 7

                                     STOCK

         Section 7.1 ISSUANCE OF SHARES. Except to the extent any such powers may be reserved to the shareholders by the articles of incorporation, the board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the corporation. The terms and conditions of any tangible or intangible property or benefit to be provided in the future to the corporation, including contracts or arrangements for services to be performed, are to be set forth in writing.

         Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for the shares to be issued is adequate.

         The board of directors may authorize a committee of the board of directors, or an officer of the corporation, to authorize or approve the issuance or sale, or contract for sale of shares, within limits specifically prescribed by the board of directors.

         Section 7.2 CERTIFICATES FOR SHARES; SHARES WITHOUT CERTIFICATES.

                  (a) USE OF CERTIFICATES. Shares of the corporation may, but need not be, represented by certificates. Unless Delaware law or another applicable statute expressly provides otherwise, the rights and obligations of shareholders are not affected by whether or not their shares are represented by certificates.

                  (b) CONTENT OF CERTIFICATES. Certificates representing shares of the corporation must, at a minimum, state on their face:

                           (i) the name of the corporation, and that it
                  is organized under the laws of Delaware;

                           (ii) the name of the person to whom the certificate
                  is issued; and

                           (iii) the number and class of shares and the
                  designation of the series, if any, the certificate represents.

                  If the corporation is authorized to issue different classes of shares or different series within a class, the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and relative rights determined for each series, and the authority of the board of directors to determine variations for any existing or future class or series, must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder such information on request in writing and without charge.

                  (c) SHARES WITHOUT CERTIFICATES. Unless the articles of incorporation provide otherwise, the board of directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Such an authorization will not affect shares already represented by certificates until they are surrendered to the corporation.

                  (d) SHAREHOLDER LIST. The corporation shall maintain a record of the names and addresses of the persons to whom shares are issued, in a form meeting the requirements of Delaware law

                  (e) TRANSFERRING CERTIFIED SHARES. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

                  (f) REGISTRATION OF THE TRANSFER OF SHARES. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation or by transfer agents designated to transfer shares of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

         Section 7.3 RESTRICTIONS ON TRANSFER OF SHARES PERMITTED. An agreement among shareholders, or an agreement between one or more shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation. A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction or otherwise consented to the restriction.

          A restriction on the transfer or registration of transfer of shares may be authorized for any of the purposes allowed under Delaware law. A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate, or is contained in the information statement required by Section 7.02(c) of these bylaws with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

         Section 7.4 ACQUISITION OF SHARES BY THE CORPORATION. Subject to restrictions imposed by applicable law, the corporation may acquire its own shares, and shares so acquired constitute authorized but unissued shares.

                                   ARTICLE 8

                              AMENDMENTS TO BYLAWS

         Section 8.1 AUTHORITY TO AMEND. The corporation's board of directors may amend these bylaws at any time, except to the extent that the articles of incorporation, these bylaws, or Delaware law reserve such power exclusively to the shareholders, in whole or part. The corporation's shareholders may amend these bylaws at any time.

                                   ARTICLE 9

                                 MISCELLANEOUS

         Section 9.1 CORPORATE SEAL. The board of directors may provide for a corporate seal, to be in such a form as the directors may determine to be appropriate, and any officer of the corporation may, when and as required or as determined to be appropriate, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the corporation.

         Section 9.2 FISCAL YEAR. The fiscal year of the corporation shall be as established by the board of directors.

                                     ANNEX F


                                                               Execution Version

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                        OPTIKA INVESTMENT COMPANY, INC.,

                              DD ACQUISITION, INC.,

                              CABLE CONCEPTS, INC.

                                       AND

                    THE SHAREHOLDERS OF CABLE CONCEPTS, INC.


DATED MARCH 1, 2001







                                       F

SCHEDULES
----------
2.1(a) - (hh)                       Company Disclosure Schedule
Schedule 2.2(c)                     Outstanding Warrants and Options in Acquiror
Schedule 2.2(g)                     Acquiror's Financial Disclosures
Schedule 2.2(h)                     Filing of Reports



EXHIBITS
--------
Exhibit A         Form of Agreement and Plan of Merger
Exhibit B         Form of Certificate of Designation, Preferences and Other Rights
Exhibit C         Form of BroadbandNOW Promissory Note
Exhibit D         Shareholder Table
Exhibit E         Escrow Agreement
Exhibit F         Form of Investor Representative Statement
Exhibit G         Form of Jay Gordon Employment Agreement
Exhibit H         Form of Retention of Purchaser Representative Agreement
Exhibit I         Form of Purchaser Representative Agreement
Exhibit J         Form of Spousal Consent







                                       F

AGREEMENT AND PLAN OF REORGANIZATION


         This Agreement and Plan of Reorganization (the "Agreement") dated effective as of March 1, 2001, is made by and between OPTIKA INVESTMENT COMPANY, INC., a Nevada corporation ("Acquiror"), DD ACQUISITION, INC., a Washington corporation ("Subsidiary"), which is a wholly-owned subsidiary of Acquiror, CABLE CONCEPTS, INC., a Washington corporation (the "Company"), and THE SHAREHOLDERS OF THE COMPANY set forth on the signature page hereof (individually a "Shareholder" and collectively, the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, Subsidiary is a newly-formed corporation duly organized and existing under the laws of the State of Washington, with authorized capital stock of 100 shares of common stock, no par value, all of which immediately prior to the Effective Date (as defined in Section 1.2 below), will be issued and outstanding and held by Acquiror;

         WHEREAS, the Company is a corp oration duly organized and existing under the laws of the State of Washington, with authorized capital stock of Two Million Five Hundred Thousand (2,500,000) shares of preferred stock, $.001 par value of which none are issued and outstanding, and Eleven Million Nine Hundred Thirty-Three Thousand Nine Hundred Fifty-Eight (11,933,958) shares of common stock, $.001 par value of which Two Million Five Hundred Fifty-Four Thousand Two Hundred Seventy Two (2,554,272) shares will be issued and outstanding as of the Effective Date; and

         WHEREAS, the boards of directors of the Company and Subsidiary have adopted resolutions declaring advisable the proposed merger (the "Merger") of Subsidiary with and into the Company and upon the terms and conditions of the Agreement and the Plan of Merger in the form attached hereto as Exhibit A (the "Plan of Merger").

         NOW, THEREFORE, in consideration of the mutual promises, representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto agree as follows:

                                    ARTICLE 1

                               THE MERGER; CLOSING

         Subject to the terms and conditions of this Agreement, Acquiror, Subsidiary, the Company, and the Shareholders agree as follows:

1.1 THE CLOSING. The Closing under this Agreement (the "Closing") shall be held on March 27, 2001, or if not possible on that day, as promptly as practicable thereafter, but not more than one business day following the satisfaction or waiver of all of the conditions set forth in
         Article 4. In any event, if the Closing has not occurred on or before April 30, 2001, this Agreement may be terminated in accordance with Section 5.1. The Closing shall be held at the offices of Preston, Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, Washington 98104 at 10:00 a.m., on the date on which the Closing is to be held, or at such other time and place as the parties may agree upon in writing.

1.2 EFFECTIVE TIME OF MERGER. Subject to the provisions of this Agreement, including the conditions set forth in Article 4, immediately after the Closing, Subsidiary shall be merged into Company in accordance with the terms of this Agreement and Plan of Merger and articles of merger shall be duly prepared and executed by Subsidiary and Surviving Corporation (as defined below) and delivered to the Secretary of State of the State of Washington, for filing, in accordance with applicable law (collectively, the "Articles of Merger"). The Merger shall become effective upon the later of the filings described above (such date and time hereinafter being called the "Effective Date").

1.3 EFFECTS OF THE MERGER. At the Effective Date, the separate existence of Subsidiary shall cease and Subsidiary shall be merged with and into Company, which shall be the surviving corporation (the "Surviving Corporation"); the articles of incorporation of the Company shall be the articles of incorporation of Surviving Corporation after the Effective Date, and thereafter may be amended in accordance with its terms and as provided by applicable law; the bylaws of the Company as in effect on the Effective Date shall be the bylaws of Surviving Corporation, and thereafter may be amended in accordance with the terms thereof and as provided by applicable law; the Surviving Corporation shall have duly elected as director of Surviving Corporation the individuals required by Section 1.7 hereof; the Board of Directors of the Surviving Corporation shall have duly appointed as officers of the Surviving Corporation the individuals required by Section 1.7 hereof; and the Merger shall, from and after the Effective Date, have all the effects provided by applicable law.

1.4      CONVERSION OF THE COMPANY'S SECURITIES.

                  (a) CONVERSION OF THE COMPANY'S CLASS A COMMON STOCK. On the Effective Date, each issued and outstanding share of the Company's Class A Common Stock, par value $.001 per share (the "Class A Common Stock") will by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into the right to receive that number of fully paid and nonassessable shares of Acquiror's Common Stock, $.001 par value per share (the "Newly Issued Shares of Acquiror Common Stock") derived by dividing 1,000,000 (subject to adjustment pursuant to Section 1.4(e)) by the number of shares of Class A Common Stock issued and outstanding as of the Effective Date, as hereinafter provided and as set forth on Exhibit D (rounded to the nearest whole share). The aggregate number of shares of the Newly Issued Shares of Acquiror Common Stock to be issued on the Effective Date will be 1,000,000 (subject to adjustment pursuant to Section 1.4(e)) shares of Newly Issued Shares of Acquiror Common Stock.

                  (b) CONVERSION OF THE COMPANY'S CLASS B, CLASS C, AND CLASS D COMMON STOCK. On the Effective Date, each issued and outstanding share of the Company's Class B Common Stock, par value $.001 per share (the "Class B Common Stock"), Class

         C Common Stock, par value $.001 per share (the "Class C Common Stock"), and Class D Common Stock, par value $.001 per share (the "Class D Common Stock"), will by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into the right to receive the following: (i) that number of fully paid and nonassessable shares of Acquiror's Series C Preferred Stock, $.001 par value per share, with the rights and preferences set forth on Exhibit B (the "Series C Preferred Stock") derived by dividing 7,875,000 (subject to adjustment pursuant to Section 1.4(e)) by the number of shares of Class B, C, and D Common Stock issued and outstanding as of the Effective Date, as hereinafter provided and as set forth on Exhibit D (rounded to the nearest whole share) and (ii) that number of fully paid and nonassessable shares of Acquiror Common Stock, $.001 par value per share (the "Preferred Holders Common Stock") derived by dividing 82,500 by the number of shares of Class B, C, and D Common Stock issued and outstanding as of the Effective Date (rounded to the nearest whole share). The aggregate number of shares of the Series C Preferred Stock to be issued on the Effective Date will be 7,875,000 (subject to adjustment pursuant to Section 1.4(e)) shares of Series C Preferred Stock and the aggregate number of shares of the Preferred Holders Common Stock to be issued on the Effective Date will be 82,500 shares of Preferred Holders Common Stock.

                  (c) CONVERSION OF BROADBANDNOW TEXAS, INC. ("BROADBANDNOW") DEBT. On the Effective Date, all outstanding principal and accrued but unpaid interest on the $1,750,000 Cable Concepts, Inc., d/b/a Direct Digital Communications Senior Subordinated Note issued by the Company to BroadbandNOW, dated June 29, 2000, will in connection with the Merger and without any action on the part of BroadbandNOW, be assumed by Acquiror and be cancelled and converted into the right to receive the following: (i) 1,475,000 fully paid and nonassessable shares of Acquiror's Series B Preferred Stock, $.001 par value per share, with the rights and preferences set forth on Exhibit B (the "Series B Preferred Stock"), (ii) a promissory note from Acquiror in the principal amount of $750,000 on the terms and conditions of the promissory note attached hereto as Exhibit C, and (iii) 15,452 shares of Acquiror's common stock, $.001 par value.

                  (d) CONVERSION OF GENEVA ASSOCIATES MERCHANT BANKING PARTNERS I, LLC DEBT; LASALLE BANK NATIONAL ASSOCIATION CERTIFICATE OF DEPOSIT RELEASE. On the Effective Date, all outstanding principal and accrued but unpaid interest on the $1,200,000 Amended and Restated Revolving Promissory Note issued by the Company to Geneva Associates Merchant Banking Partners I, LLC, dated February 2, 2001, will in connection with the Merger and without any action on the part of Geneva Associates Merchant Banking Partners I, LLC thereof, be assumed by Acquiror and be cancelled and converted into the right to receive the following: (i) 1,150,000 fully paid and nonassessable shares of Acquiror's Series B Preferred Stock, (ii) 12,048 shares of Acquiror's Common Stock, $.001 par value per share, and (iii) such number of shares of Acquiror's Series A Preferred Stock, $.001 par value per share, with the rights and preferences set forth on Exhibit B (the "Series A Preferred Stock"), calculated by dividing $50,000 by the per share issuance price of the Series A Preferred Stock sold by the Acquiror prior to the Effective Date. On the Effective Date, Geneva Associates Merchant Banking Partners I, LLC shall release to LaSalle Bank National Association the

         $500,000 certificate of deposit pledged as collateral to LaSalle
         Bank National Association for the Company's $2,000,000 promissory note to LaSalle Bank National Association, $250,000 of which shall be applied to pay and pre-pay interest on such note and $250,000 of which shall be applied to pre-pay principal on such note (or such other terms as may be reasonably acceptable to Acquiror) and in exchange therefore, Acquiror will issue to Geneva Associates Merchant Banking Partners I, LLC such number of shares of Series A Preferred Stock calculated by dividing $500,000 by the per share issuance price of the Series A Preferred Stock sold by Acquiror prior the Effective Date. In connection with the Series A Preferred Stock issued to Geneva Associates Merchant Banking Partners I, LLC, that entity shall be entitled to all registration rights, rights of co-sale, and other rights provided to other purchasers of the Series A Preferred Stock, so long as it enters into and executes all of the agreements and documents required to benefit from the same.

                  (e) ADJUSTMENT OF THE PURCHASE PRICE. The Company and Acquiror shall determine the level of outstanding accounts payable ("Accounts Payable") of the Company as of the most recent date practicable prior to the Effective Date. For these purposes, liabilities that qualify as "accounts payable" shall be determined in a manner consistent with past practice of the Company. To the extent the REMAINDER of (i) Accounts Payable outstanding as of such measurement date LESS (ii) the amounts of expenses incurred by the Company from and after the date of this Agreement and prior to such measurement date towards meeting the $2,135,034 in build-out expenses that the Company expects to incur on ROE contracts in place and under construction as of the date of this Agreement as set forth on Exhibit 2.1(e)(1) of the Company Disclosure Schedule under the heading "Liability to Build-out ROE contracts (Complete)," EXCEEDS $3,000,000, then: (i) the 1,000,000 referenced at
         Section 1.4(a) shall be reduced by an amount equal to the remainder of 50% of such excess divided by the per share issuance price of the Series A Preferred Stock sold by Acquiror prior to the Effective Date; and (ii) the 7,875,000 referenced at Section 1.4(b) shall be reduced by an amount equal to 50% of such excess. By way of example, if at the measurement date, there are $3,400,000 in Accounts Payable, no credit for build-out expenses and the Series A Preferred Stock was sold for $1.50 per share, the 1,000,000 at Section 1.4(a) would be reduced to 866,667 (50% of $400,000 or $200,000 divided by $1.50 equals
         $133,333.33) and the 7,875,000 referenced at Section 1.4(b) would be reduced to 7,675,000 (50% of $400,000 equals $200,000).

                  (f) ACQUIROR STOCK. The Newly Issued Shares of Acquiror Common Stock, Preferred Holders Common Stock, Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock, and other Acquiror stock issued pursuant to this Section 1.4 shall hereinafter be collectively referred to as the "Acquiror Stock."

1.5 SUBSIDIARY SHARES. At the Effective Date, each share of common stock of Subsidiary will be converted into and become one share of Class A Common Stock, $.001 par value, of Surviving Corporation.

1.6 SURRENDER OF CERTIFICATES. The Shareholders will deliver to Acquiror on or prior to the Effective Date each outstanding certificate or certificates representing collectively all of the outstanding shares of the Company Class A Common Stock, Class
         B Common Stock, Class C Common Stock, and Class D Common Stock. At the Effective Date, Acquiror will (i) issue and deliver certificates representing the Series C Preferred Stock, Series B Preferred Stock and Series A Stock of Acquiror in the name of each Shareholder and other party designated on Exhibit D as receiving the Series C
         Preferred Stock, Series B Preferred Stock and Series A Stock of Acquiror upon conversion of the Company Class B Common Stock, Class
         C Common Stock, and Class D Common Stock, and upon conversion of the debt to BroadbandNOW and Geneva Associates Merchant Banking Partners
         I, LLC and release of the certificate of deposit to LaSalle Bank National Association, which certificates shall be in the amount specified by Exhibit D, and (ii) provide irrevocable instructions to OTC Stock Transfer, the transfer agent appointed by Acquiror, to issue certificates pursuant to the terms of the Escrow Agreement for the Newly Issued Shares of Acquiror Common Stock, Preferred Holders Common Stock and other Acquiror common stock issuable to the Shareholders and other parties, designated on Exhibit D.

1.7      BOARD OF DIRECTORS; OFFICERS.

                  (a) The director or directors of Subsidiary immediately prior to the Effective Date shall be the directors of Surviving Corporation and each shall remain a director from the Effective Date until the earlier of such director's resignation or removal or until such director's successor shall have been elected and shall qualify, or as otherwise provided in the bylaws of Surviving Corporation.

                  (b) The officers of Subsidiary immediately prior to the Effective Date shall be the officers of Surviving Corporation and each shall hold office from the Effective Date until the earlier of such officer's resignation or removal or until such officer's successor shall have been elected and shall qualify, or as otherwise provided in the bylaws of Surviving Corporation.

                  (c) If at the Effective Date a vacancy shall exist in the Board of Directors or in any of the offices of Surviving Corporation, such vacancy may thereafter be filled in the manner provided in the bylaws of Surviving Corporation.

1.8 SHAREHOLDERS' REPRESENTATION ON ACQUIROR'S BOARD OF DIRECTORS. Acquiror shall use its reasonable efforts to appoint the designee of Geneva Associates Merchant Banking Partners I, L.L.C. to Acquiror's Board of Directors for so long as at least fifty percent (50%) of the Series C Preferred Stock issued pursuant to the terms of this Agreement continue to be held by the Shareholders (or their affiliates) originally receiving the Series C Preferred Stock. The initial designee of Geneva Associates Merchant Banking Partners I, L.L.C. to serve as a member of Acquiror's Board of Directors until the earlier of such director's resignation or removal or until such director's successor shall have been elected and shall be qualified, shall be Russell R. Myers.

1.9 TAX DEFERRED REORGANIZATION. The parties intend the transactions contemplated herein to constitute a reorganization within the meaning of sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code") and the parties shall treat and report the transactions consistently with this intention for all purposes; however, the parties intend that Acquiror and its counsel, and the Company and its counsel, shall have no liability to the Company or the Shareholders if, for any reason, the transactions contemplated herein do not constitute a reorganization within the meaning of sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

1.10 ESCROW AGREEMENT. Pursuant to an Escrow Agreement to be entered into on or before the Closing in the form of Exhibit E (the "Escrow Agreement"), among Acquiror, Company, the Shareholders, and the Representative (as defined in the preamble paragraph of the Escrow Agreement hereof) of each Shareholder, and U.S. Bank National Association, a national banking association (the "Escrow Agent"), Acquiror will issue and deliver into escrow 100% of the Newly Issued Shares of Acquiror Common Stock, 100% of the Preferred Holders Common Stock and the 12,048 shares of Acquiror Common Stock to be delivered pursuant to Section 1.4(d), and 5,000,000 shares of the Series C Preferred Stock issued in the Merger as set forth on Exhibit D (the "Escrow Shares"), provided however that in the event the conditions for release of 50% or 100% of the 2,000,000 shares of Series C Stock placed in escrow to serve as sole remedy for breaches and indemnification in respect of Section 2.1(gg) and Section 6.1(d), relating to ROE contract terminations (such shares, the "ROE Escrow Shares") set forth in the Escrow Agreement are met prior to the Effective Date, the ROE Escrow Shares that would otherwise be subject to release shall not be required to be placed in escrow or treated as Escrow Shares. On or before the Effective Date, Acquiror will deposit or cause to be deposited in escrow pursuant to the Escrow Agreement, the Escrow Shares. The Escrow Shares will be held in escrow as collateral and sole recourse for the indemnification obligations of the Company (or in the case of the ROE Escrow Shares, will be held as sole recourse only with respect to the matters covered by Sections 2.1(gg) and 6.1(d)) and the Shareholders under Article 6 below and pursuant to the terms of the Escrow Agreement, pending release from escrow pursuant to the Escrow Agreement.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND THE COMPANY. Except as set forth in a disclosure schedule of the Company, which identifies by specific section number the section and subsection to which such disclosure relates, and is delivered by the Company to Acquiror concurrently with the execution of this Agreement (the "Company Disclosure Schedule"), the Company and the Shareholders jointly and severally (subject to the limitations of this Agreement) represent and warrant to Acquiror as of the date hereof and as of the Effective Date as follows:

                  (a) AUTHORIZATION, ETC. Each of the Shareholders and the Company have duly executed and delivered this Agreement. This Agreement and any agreements executed in connection herewith constitute the legal, valid, and binding obligation of each Shareholder and the Company, enforceable against each Shareholder and the Company, in accordance with their terms. The execution, delivery, and performance by the Company of this Agreement has been duly authorized by the Board of Directors and the

         Shareholders of the Company, and no further corporate action is necessary on the part of the Company to make this Agreement a legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms.

                  (b) CORPORATE STATUS.

The Company is a corporation duly organized and validly existing under the laws of the jurisdiction of the State of Washington with full corporate power and authority to carry on its business and to own or lease and to operate its properties in the places where such business is conducted and such properties are owned, leased, or operated.

The Company is duly qualified or licensed to do business and is in good standing in each of the jurisdictions specified in the Company Disclosure Schedule, which are the only jurisdictions in which the Company's operations or the character of the properties owned, leased, or operated by it makes such qualification or licensing necessary.

The Company has delivered to Acquiror complete and correct copies of the Company's articles of incorporation and bylaws or other organizational documents, in each case as amended and in effect on the date hereof. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws or any other organizational documents. The minute books, stock books, and stock transfer records of the Company, true and complete copies of which have been delivered to Acquiror, contain complete and correct minutes and records of all minutes and records or meetings, consents, proceedings, and other formal actions of the shareholders, board of directors, and committees of the board of directors of the Company from the date of incorporation of the Company to and including the date hereof.

All of the issued and outstanding shares of capital stock of the Company are owned of record and beneficially by the persons identified on Exhibit D, with no other person owning or having any rights (including without limitation any voting rights, whether as proxy, attorney-in-fact, assignee, transferee, or otherwise) in or with respect thereto.

The Company does not own, directly or indirectly, any equity interest or investment in any corporation, partnership, joint venture, trust, or any other entity or unincorporated association whatsoever.

                  (c) NO CONFLICTS, ETC. The execution, delivery, and performance by the Shareholders and the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any applicable law applicable to the Company, any Shareholder, or any affiliate of the Company or any Shareholder, or any of the properties or assets of the Company, (ii) the articles of incorporation or bylaws or other organizational documents of the Company, or (iii) any material contract to which any Shareholder or the Company (here and for the balance of Section 2.1, references to "Company" shall be deemed to include the Company's wholly-owned direct or indirect subsidiaries unless the context otherwise requires) or any of their affiliates is a party or by which any Shareholder, the Company, or their affiliates, or any of their respective properties or assets may be bound or affected.

         No governmental approval or other consent is required to be obtained or made by any Shareholder or the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (d) FINANCIAL STATEMENTS. The Company has delivered to Acquiror financial statements of the Company as, at, and for the fiscal year-end periods of the Company ended December 31, 2000 (the " Financial Statements"), including a balance sheet, a statement of income and retained earnings, and a statement of cash flows. Subject to normal year-end and audit adjustments, the Financial Statements are complete and correct in all material respects, auditable, fairly present, accurately reflect the assets, liabilities, and results of operations and financial condition of the Company, and have been prepared in accordance with generally accepted accounting principles ("GAAP").

                  (e) ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due, arising out of or relating to the Company, except (i) as and to the extent disclosed or reserved against in the Financial Statements, (ii) for liabilities and obligations that were incurred after December 31, 2000 in the ordinary course of business consistent with prior practice and that, from and after the date of this Agreement were, incurred in a manner consistent with the Company's covenants under this Agreement, and (iii) disclosed in the Company Disclosure Schedule. None of the employees of the Company is now or will by the passage of time hereinafter become entitled to receive any vacation time, vacation pay, or severance pay attributable to services rendered prior to December 31, 2000 that is not reflected as an accrued liability on the Financial Statements. The Company Disclosure Schedule discloses all those liabilities and obligations binding on the Company as of the date of this Agreement that singly exceed $25,000.

                  (f) TAXES.

COPIES OF TAX RETURNS. The Company has furnished the Acquiror with copies of all income and sales Tax Returns filed by or with respect to the Company relating to the period encompassing the three taxable years of the Company preceding the date hereof.

FILING OF TAX RETURNS; PAYMENT OF TAXES. The Company has filed all Tax Returns that the Company was required to file prior to the date hereof (determined with regard to extensions of the due date thereof). All such Tax Returns were correct and complete in all respects and were prepared and filed in accordance with applicable law. All Taxes owed by or with respect to the Company (whether or not shown on any Tax Return) with respect to all taxable periods for which Tax Returns were required to be filed by the Company prior to the date hereof (determined with regard to extensions of the due date thereof) have been paid. All other Taxes due and payable by the Company with respect to periods ending on or before the date of the Closing or in respect of transactions entered into or any state of facts existing as of the date of the Closing (whether or not a Tax Return is due on such date) either (A) have been or will be paid on or before the date of the Closing, (B) in the case of taxable periods (or portions thereof) through December 31, 2000, are reflected in reserves for Taxes in the Financial Statements, or (C) in the case of taxable periods (or portions thereof) since January 1, 2001, are or will otherwise be reflected in reserves for Taxes accrued on the books of the Company. For purposes of the preceding sentence, in determining the amount of Taxes payable by the Company with respect to periods ending on the date of the Closing or in respect of transactions entered into or any state of facts existing as of the date of the Closing shall be deemed to be the last day of any applicable taxable period. The Financial Statements fully accrue consistent with past practices and in accordance with generally accepted accounting principles ("GAAP") all actual and contingent liabilities for Taxes with respect to all taxable periods through the date of the Financial Statements. No liability for Taxes has been incurred since the date of the Financial Statements other than in the ordinary course of business and adequate provision has been made for all Taxes since that date in accordance with GAAP on at least a monthly basis. All Tax Returns the due date of which (determined with extensions) shall be on or after the date hereof but on or before the date of the Closing will be correct and complete and filed in accordance with applicable law.

TAXING JURISDICTIONS. The Company Disclosure Schedule lists (A) all countries, states, cities, or other jurisdictions in which the Company is currently subject to an obligation to file Tax Returns or to collect sales or use Taxes, (B) all elections for income Taxes made by the Company that are currently in force or to which the Company is bound, (C) the years for which the Company's federal and state income Tax Returns, respectively, have been audited, and (D) any years which are the subject of a pending audit by the Internal Revenue Service.

GENERAL TAX MATTERS. With respect to each taxable period of the Company ending on or before the date of the Closing (assuming for such purpose that the date of the Closing was the last day of any applicable taxable period of the Company), or as of the date hereof and as of the date of the Closing or as of such other date as set forth below, (A) [intentionally omitted]; (B) no deficiency or proposed adjustment that has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority against the Company; (C) the Company has not consented to extend the time in which any Taxes may be assessed or collected by any taxing authority; (D) the Company has not requested or been granted an extension of time for filing any Tax Return; (E) there is no action, suit, taxing authority proceeding, or audit or claim for refund now in progress, pending, or threatened against or with respect to the Company regarding Taxes; (F) the Company has not made an election or filed a consent under Section 341(f) of the Code (or any corresponding provision of state, local or foreign law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state, local or foreign law) apply to any disposition of subsection (f) assets (as defined in Section 341(f)(4) of the Code or any corresponding provision of state, local or foreign law) owned by the Company; (G) there are no liens, pledges, charges, claims, security interests, or other encumbrances on the assets of the Company relating or attributable to Taxes (other than liens for sales and payroll Taxes not yet due and payable) and the Company and the Shareholders have no knowledge of any reasonable basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any lien, pledge, charge, claim, security interest, or other encumbrance on the assets of the Company; (H) the Company will not be required (1) as a result of a change in method of accounting for a taxable period ending on or prior to the date of the Closing, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local, or foreign law) in taxable income for any taxable period (or portion thereof) beginning after the date of the Closing or (2) as a result of any "closing agreement" as described in Section 7121 of the Code (or any corresponding provision of state, local, or foreign law) to include any item of income or exclude any item of deduction from any taxable period (or portion thereof) beginning after the date of the Closing;
(I) the Company is not and has not been a member of an "affiliated group" (as defined in Section 1504 of the Code) other than the affiliated group of which the Company is currently the common parent, or except with respect to such group, filed or been included in a combined, consolidated, or unitary income tax return; (J) the Company is not and has not been a party to or bound by any tax allocation or tax sharing agreement and has no current contractual or other obligation to indemnify any other person with respect to any tax or pay the Taxes of any other person under Treasury Regulations Section 1.1502-6 (or the corresponding provisions of state, local, or foreign law) as a transferee or successor, by contract or otherwise; (K) no claim has ever been made by a taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to Taxes assessed by such jurisdiction; (L) the Company has not had a permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country; (M) the Company has not been a "U.S. real property holding corporation" (within the meaning of Code Section 897(c)(2)) during the applicable period specified in Code Section 897(c)(1)(A)(ii); (N) the Company has disclosed on each Tax Return filed by the Company all positions taken thereon that could give rise to a substantial understatement of penalty of federal income Taxes within the meaning of Code
Section 6662; (O) the Company was not acquired in a "qualified stock purchase "under Code Section 338(d)(3) and no elections under Code Section 338(g), protective carryover basis elections, or offset prohibition elections are applicable to the Company; (P) the Company has made no payments, is not obligated to make any payments, and is not a party to any agreement that under any circumstances could obligate it to make any payments, that will not be deductible under Code Sections 280G or 162 as a result of the transactions contemplated by the Agreement; (Q) no sales or use tax will be payable by the Company as a result of the transactions contemplated by this Agreement, and there will be no non-recurring intangible tax, documentary stamp tax, or other excise tax (or comparable tax imposed by an governmental entity) as a result of the transactions contemplated by this Agreement; (R) Acquiror will not be required to deduct and withhold any amount with respect to Taxes upon consummation of the transactions contemplated by this Agreement; (S) none of the Company's assets is or has been property required to be treated as being owned by any other person under the "safe harbor lease" provisions of former
Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, or is has been financed with or directly or indirectly secures any bond or debt the interest of which is tax-exempt under Section 103(a) of the Code; (T) the Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to an employee, independent contractor, shareholder, or other third party; (U) the Company has owned no interest in any "controlled foreign corporation" (within the meaning of Code
Section 957), "passive foreign investment company" (within the meaning of Code Section 1297) or other entity the income of which is required to be included in the income of the Company whether or not distributed, (V) no facts exist (including without limitation the existence of any "deferred intercompany transactions" (within the meaning of Treasury Regulations
Section 1.1502-13) or the presence of any "excess kiss account" (within the meaning of Treasury Regulations Section 1.1502-19) that will give rise to an obligation of the Company to pay Taxes as a consequence of the disaffiliation of any corporation from such affiliated group; (W) if the Company was at any time an "S corporation" (as defined in Section 1361(a), of the Code), such Company has no unpaid liabilities for Taxes under Code Sections 1363(d), 1374, or 1375 (or the corresponding provisions of state, local, or foreign law); and (X) the Company has not been either a "distributing company" or a "controlled corporation" (within the meaning of Code Section 355(a)(1)(A) in a distribution of stock qualifying in whole or in part for tax-free treatment under Code Section 355. For purposes of clause (P), the term "payments" refers to payments in the nature of compensation. The Company has no pending claim for refund with the Internal Revenue Service or any other taxing authority.

DEFINITIONS.

The term "Company" for purposes of this Section 2.1(f) shall include the Company (and any predecessor entity) and any other entity in which the Company owns or has owned an interest (and any predecessor entity).

The terms "Tax" or "Taxes" for purposes of this Agreement shall mean any federal, state, provincial, local, foreign, or other income, alternative, minimum, alternative minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, privilege, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, real property, personal property, transfer, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, registration, withholding, estimated, or other tax, duty, or other governmental charge of any kind or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto, whether disputed or not).

The term "Tax Return" for purposes of this Agreement shall mean any return, report, declaration, form, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

UNITED STATES PERSON. Each of the Company and the Shareholders is a "United States person" within the meaning of Section 7701 of the Code.

FISCAL YEAR. The Company employs a fiscal year ending December 31 as its taxable year.

                  (g) ABSENCE OF CHANGES. Since December 31, 2000, the Company has conducted its business only in the ordinary course consistent with prior practice and has not, except in the ordinary course of business:

suffered or permitted to occur any event, occurrence, fact, condition, change, or effect that individually or in the aggregate with similar events, occurrences, facts, conditions, changes, or effects will or can reasonably be expected to result in a cost expense charge, liability, loss of revenue, or diminution in value equal to or greater than $15,000 ("Material Adverse Effect");

incurred any obligation or liability, absolute, accrued, contingent, or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of business consistent with prior practice;

discharged or satisfied any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge, or other restrictions, or limitations of any nature whatsoever, including, without limited, to such that may arise under any Contracts as defined in this Agreement ("Lien") other than those then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent, or otherwise, whether due or to become due, other than current liabilities shown on the Financial Statements and current liabilities incurred since the date thereof in the ordinary course of business consistent with prior practice;

mortgaged, pledged, or subjected to Lien, any property, business, or assets, tangible or intangible;

sold, transferred, leased to others, or otherwise disposed of any assets, except in the ordinary course of business, or canceled or compromised any debt or claim, or waived or released any right of substantial value;

received any notice of termination of any contract, lease, or other agreement or suffered any damage, destruction, or loss (whether or not covered by insurance);

transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any intellectual property assets, or modified, failed to preserve, lost, or suffered any diminution of value of any existing rights with respect thereto;

made any material change in the rate of compensation, commission, bonus, or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, incentive, retention, or other compensation, retirement, welfare, fringe, or severance benefit or vacation pay, to or in respect of any director, officer, employee, salesman, distributor, shareholder, affiliate, or agent of the Company;

encountered any labor union organizing activity, had any actual or threatened employee strikes, work stoppages, slowdowns, or lockouts, or had any material change in its relations with its employees, agents, customers, or suppliers;

subject to the availability of cash and access to credit, failed to replenish its inventories in a normal and customary manner consistent with its prior practice and prudent business practices prevailing in the industry, or made any purchase commitment in excess of the normal, ordinary, and usual requirements of its business or at any price in excess of the then current market price or upon terms and conditions more onerous than those usual and customary in the industry, or made any change in its selling, pricing, advertising, or personnel practices inconsistent with its prior practice and prudent business practices prevailing in the industry;

made any capital expenditures or capital additions or improvements in excess of an aggregate of $5,000;

instituted, settled, or agreed to settle any litigation, action, or proceeding before any court or governmental body;

entered into any transaction, contract, or commitment other than in the ordinary course of business or paid or agreed to pay any legal, accounting, brokerage, finder's fee, Taxes or other expenses (other than such fees or other expenses or Taxes that are payable by Acquiror pursuant to this Agreement or payable solely by the Shareholders and as to which neither the Company nor Acquiror will have any liability or obligation), or incurred any severance pay obligations by reason of, this Agreement or the transactions contemplated hereby;

written up the carrying value of any of assets;

suffered any loss of employees, customers, or suppliers;

entered into any employment, compensation, consulting, or collective bargaining agreement with any person or group, or modified or amended in any material respect the terms of any such existing agreement;

amended, modified, or terminated, or agreed to amend, modify, or terminate, any existing material contract, agreement, plan, lease, license, permit, or franchise;

taken any action or failed to take any action the result of which can reasonably be expected to be a termination of or default under any contract, agreement, plan, lease, license, permit, or franchise;

amended its articles of incorporation, bylaws, or other constituent corporate documents;

made claims against any supplier of inventories in excess of amounts reasonably due the Company with respect to defective goods or indemnity obligations of such suppliers;

made any change or modification in the Company's accounting practices, policies, or procedures;

increased or decreased the time cycle in which receivables are collected or payables are paid by the Company; or

taken any action or omitted to take any action that would result in the occurrence of any of the foregoing.

                  (h) LITIGATION. There is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry, or investigation of any nature, civil, criminal, regulatory, or otherwise, in law or in equity, pending or threatened against the Company or in connection with or relating to the transactions contemplated by this Agreement, and, there is no basis for the same. No citations, fines, or penalties have been asserted against the Company under any Environmental Law (as defined in Section 2.1(s)(iii)(A)).

                  (i) COMPLIANCE WITH LAWS; GOVERNMENTAL APPROVALS AND CONSENTS; GOVERNMENTAL CONTRACTS.

The Company has complied in all material respects with all applicable laws applicable to it or otherwise in any manner affecting the Company's business and the Company has received no notice alleging any such conflict, violation, breach, or default.

Item 0 of the Company Disclosure Schedule sets forth all governmental approvals and other consents that are necessary for, or otherwise material to, the Company or the conduct of the Company's business. All such governmental approvals and consents have been duly obtained and are in full force and effect, and the Company is in compliance in all material respects with each of such governmental approvals and consents held by it with respect to the Company's business.

The Company Disclosure Schedule sets forth all contracts with any governmental authority.

The Company has filed with the proper authorities all statements and reports required by the laws, regulations, licensing requirements, and orders to which it or any of its employees (because of his or her activities on behalf of his or her employer) is subject.

To the best of the knowledge of the Shareholders, there are no proposed laws, rules, regulations, ordinances, orders, judgments, decrees, governmental takings, condemnations, or other proceedings, specific to the Company or to the specific industry in which the Company is involved, which would be applicable to the Company that might have a Material Adverse Effect on the properties, assets, liabilities, operations, or prospects of the Company or its business, either before or after the Effective Date.

                  (j) OPERATION OF THE COMPANY'S BUSINESS. The Company's business has been conducted only through the Company and its wholly-owned subsidiaries and not through any affiliate of the Company, whether incorporated or unincorporated, or any shareholder of the Company.

                  (k) CAPITALIZATION. The authorized capital stock of the Company consists of Eleven Million Nine Hundred Thirty-Three Thousand Nine Hundred Fifty-Eight (11,933,958) shares of Company Common Stock, consisting of (i) Nine Million Thirty-Three Thousand Nine Hundred Fifty-Eight (9,033,958) shares of Class A Common Stock, of which Eight Hundred Forty-Eight Thousand Seven Hundred Ninety-Eight (848,798) shares are issued and outstanding and of which 978,792 will be issued and outstanding as of the Effective Date; (ii) One Million Two Hundred Fifty Thousand (1,250,000) shares of Class B Common Stock, of which Six Hundred Thirty-Four Thousand Six Hundred Thirty (634,630) shares are issued and outstanding; (iii) Eight Hundred Fifty Thousand (850,000) shares of Class C Common Stock, of which Five Hundred Seventy-Three Thousand Seven Hundred Fifty-Five (573,755) shares are issued and outstanding; and (iv) Eight Hundred Thousand (800,000) shares of Class D Common Stock, of which Three Hundred Thirty-Two Thousand Eight Hundred Seventy-Three (332,873) shares are issued and outstanding and of which 367,095 will be issued and outstanding as of the Effective Date. The Company has no other issued and outstanding securities. All of the Company's outstanding capital stock is owned beneficially and of record by the Shareholders, is owned free and clear of all liens, pledges, charges, security interests, adverse claims, or other encumbrances of any nature whatsoever, is validly issued, fully paid, non-assessable, and has not been issued in violation of any pre-emptive rights of any shareholder of the Company or any other person. Except for this Agreement, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments (contingent or otherwise) obligating any of the Shareholders to sell or transfer any of the capital stock of the Company owned by any of them or obligating the Company to issue or to transfer from treasury any additional shares of or any securities convertible into the capital stock of the Company. There are no stock transfer restrictions
         (other than applicable federal securities laws) or shareholder agreements operating or in effect relating to the capital stock of the Company, and there are no restrictions or qualifications (other than applicable federal and state securities laws) of any kind on the sale or transfer of such stock, other than restrictions which will be terminated at Closing pursuant to the terms of this Agreement. No Shareholder owns any debt securities of the Company.

                  (l) CONTRACTS.

The Company Disclosure Schedule contains a complete and correct description of all agreements, contracts, commitments, and other instruments and arrangements (whether written or both oral and material) of the types described below (x) by which the Company or any of its assets, businesses, or operations receive benefits, including without limitation the names and addresses of all others who are parties thereto, or receive benefits thereunder, or (y) to which the Company is a party or by which the Company is bound (the "Contracts"):

leases, licenses, permits, franchises, insurance policies, governmental approvals, and other contracts to which the Company is a party;

employment, bonuses, vacations, pensions, profit sharing, retirement, stock options, stock purchases, employee discounts, or other employee benefits, consulting, agency, collective bargaining, or other similar contracts, agreements, and other instruments and arrangements relating to or for the benefit of current, future, or former employees, officers, directors, shareholders, sales representatives, distributors, dealers, agents, independent contractors, or consultants;

loan agreements, indentures, letters of credit, mortgages, security agreements, pledge agreements, deeds of trust, bonds, notes, guarantees, and other agreements and instruments relating to the borrowing of money or obtaining of or extension of credit;

licenses, licensing arrangements, and other contracts providing in whole or in part for the use of, or limiting the use of, any Intellectual Property, except for shrinkwrap software licenses;

brokerage or finder's agreements;

joint venture, partnership, and similar contracts involving a sharing of profits or expenses (including but not limited to joint research and development and joint marketing contracts);

asset purchase agreements and other acquisition or divestiture agreements, including but not limited to any agreements relating to the sale, lease, or disposal of any assets (other than sales of inventory in the ordinary course of business) or involving continuing indemnity or other obligations;

orders and other contracts for the purchase or sale of inventories, materials, supplies, products, or services open or as to which any liability will exist as of the Effective Date, which are in effect as of the date of this Agreement and which involve payments in excess of $15,000 individually;

contracts with respect to which the aggregate amount that could reasonably expected to be paid or received thereunder in the future exceeds $15,000, except for ordinary purchase orders for the supply or receipt of products or services;

sales agency, manufacturer's representative, marketing, or distributorship agreements;

contracts, agreements, or arrangements with respect to the representation of the Company in foreign countries;

master lease agreements providing for the leasing of personal property;

contracts, agreements, or commitments with any director, officer, employee, shareholder, or affiliate of the Company; and

any other contracts, agreements, or commitments that are material to the Company.

The Company has delivered or made available to Acquiror complete and correct copies of all written contracts, together with all amendments thereto, and accurate descriptions of all material terms of all oral contracts, set forth on item 2.1(l) of the Company Disclosure Schedule.

All contracts are in full force and effect and enforceable against each party thereto. The Company has not received notice of any plan or intention of any party to any contract to exercise any right to cancel or terminate any contract. There does not exist under any contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach, or event of default thereunder on the part of the Company or, any other party thereto. No consent of any third party is required under any contract as a result of or in connection with, and the enforceability of any contract will not be affected in any manner by, the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated hereby.

The Company does not have outstanding any power of attorney.

                  (m) TERRITORIAL RESTRICTIONS. The Company is not restricted by any agreement or understanding with any other person from carrying on operations anywhere in the world. Neither Acquiror nor any of its affiliates will, as a result of any action by the Company, become restricted in carrying on the Company's business anywhere in the world as a result of any contract or other agreement to which the Company or any Shareholder is a party or by which they or any of their affiliates are bound.

                  (n) CUSTOMERS. Item 2.1(n) of the Company Disclosure Schedule sets forth (i) the number and location of the properties that have been constructed and built out to support the Company's services for use in its business, (ii) the aggregate number of active subscribers, per unit, of the Company's services as of February 28, 2001, and (iii) the average amount by property for which subscribers at such property pay for the Company's services on a monthly basis, as of February 28, 2001.

                  (o) ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither the Company nor any officer, shareholder, employee, or agent of the Company, or any other person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift, bribe, rebate, or kickback or otherwise provided any similar benefit to any customer, supplier, governmental employee, or other person who is or may be in a position to help or hinder the Company (or assist the Company in connection with any actual or proposed transaction) (i) that subjected or might have subjected the Company to any damage or penalty in any civil, criminal, or governmental litigation or proceeding, (ii) which if not given in the past, or if not continued in the future, might have a Material Adverse Effect or subject the Company to suit or penalty in any private or governmental litigation or proceeding, (iii) for any of the purposes described in Section 162(c) of the Code, or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

                  (p) INTELLECTUAL PROPERTY.

The Company Disclosure Schedule contains a complete and correct list and a brief description of all Intellectual Property that is owned by the Company and primarily related to, used in, held for use in connection with, or necessary for the conduct of, or otherwise material to the Company's business (the "Owned Intellectual Property"). The Company owns or has the exclusive right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property Assets (as defined in Section 2.1(p)(viii) below), free from any Liens and free from any requirement of any past, present, or future royalty payments, license fees, charges or other payments, or conditions or restrictions whatsoever. No affiliate of the Company owns or has any interest in or with respect to any Intellectual Property Asset and the Intellectual Property Assets comprise all of the Intellectual Property necessary for the Company to conduct and operate its business following the Effective Date.

Immediately after the Effective Date, the Company will have the right to use all Intellectual Property Assets, free from any Liens and on the same terms and conditions as in effect prior to the Effective Date, provided that no representation of non-infringement is given by this item 0.

The conduct of the Company's business does not infringe or otherwise conflict with any rights of any person in respect of any Intellectual Property. None of the Intellectual Property Assets is being infringed or otherwise used or available for use by any other person.

The Company is in compliance with all of the agreements, arrangements, or laws
(A) pursuant to which the Company has leased or licensed Intellectual Property Assets, or the use of Intellectual Property Assets as otherwise permitted (through non-assertion, settlement, or similar agreements or otherwise) by, any other person and (B) pursuant to which the Company has had Intellectual

Property licensed to it, or has otherwise been permitted to use Intellectual Property (through non-assertion, settlement, or similar agreements or otherwise). All such agreements, arrangements, or laws are in full force and effect in accordance with their terms and no default exists thereunder by the Company or by any other party thereto, (y) are free and clear of all Liens, and (z) do not contain any change of control or other terms or conditions that will become applicable or inapplicable as a result of the consummation of the transactions contemplated by this Agreement. The Company has made available or delivered to Acquiror true and complete copies of all licenses and arrangements (including amendments) applicable to this Section 2.1(p)(iv). All royalties, license fees, charges, and other amounts payable by, on behalf of, to, or for the account of, the Company in respect of Intellectual Property Assets are disclosed in the Financial Statements and summarized on the Company Disclosure Schedule.

No claim or demand of any person has been made nor is there any proceeding that is pending, or threatened, nor is there, a reasonable basis therefor, which (A) challenges the rights of the Company in respect of any of the Intellectual Property Assets, (B) asserts that the Company is infringing or otherwise in conflict with, or is required to pay any royalty, license fee, charge, or other amount with regard to any Intellectual Property, or (iii) claims that any default exists under any agreement or arrangement applicable to Section 2.1(p)(iv). None of the Intellectual Property Assets is subject to any outstanding order, ruling, decree, judgment, or stipulation by or with any court, arbitrator, or administrative agency, or has been the subject of any litigation within the last five years, whether or not resolved in favor of the Company.

There are, and immediately after the Effective Date will be, no contractual restrictions or limitations pursuant to any order, decisions, injunctions, judgments, awards, or decrees binding on the Company of any governmental authority on the Company's right to use the names and marks set forth on
Schedule 0.

INTELLECTUAL PROPERTY: means any and all Company, whether United States or foreign: (a) patents (including reexaminations, design patents, industrial designs, and utility models) and patent applications (including docketed patent disclosures awaiting filing, provisional applications, reissues, divisions, continuations, continuations-in-part, and extensions), patent disclosures awaiting filing determination, inventions, and improvements thereto; (b) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; (c) copyrights (including software) and registrations thereof; (d) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering, and technical drawings, product specifications, and confidential business information; (e) mask work and other semiconductor chip rights and registrations thereof; (f) intellectual property rights similar to any of the foregoing; and
(g) copies and tangible embodiments thereof (in whatever form or medium, including electronic media).

INTELLECTUAL PROPERTY ASSETS: means all Intellectual Property and all rights thereunder or in respect thereof primarily relating to or used or held for use in connection with the Company's business, including, but not limited to, rights to enforce and remedies against past, present, and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof.

                  (q) INSURANCE. The Company Disclosure Schedule contains a complete and correct list and summary description of all insurance policies maintained by the Company. The Company has delivered to Acquiror complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. The Company has complied in all material respects with the terms and provisions of such policies. The Company Disclosure Schedule sets out all claims made by the Company under any policy of insurance during the past two years and, in the opinion of the Shareholders reasonably formed and held, there is no basis on which a claim should or could be made under any such policy.

                  (r) REAL PROPERTY.

The Company does not own, directly or indirectly, nor does the Company have any fixed or contingent obligation to acquire, any interest in real property.

The Company Disclosure Schedule hereto contains a complete and correct list of all Leases, setting forth the address, landlord, and tenant for each Lease. The Company has delivered to Acquiror correct and complete copies of the Leases. Each Lease is legal, valid, binding, enforceable, and in full force and effect. Neither the Company nor, any third party, is in default, violation, or breach in any material respect under any Lease, and no event has occurred and is continuing that constitutes or, with notice or the lapse of time or both, would constitute a default, violation, or breach in any respect under any Lease. The Company enjoys peaceful and undisturbed possession under its Leases.

The Leased Real Property constitutes all of the real property leased, occupied, or used by the Company. None of the Leased Real Property is subject to any sublease, assignment, or license.

                  (s) ENVIRONMENTAL MATTERS.

COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company has complied and is in compliance in all material respects with all applicable Environmental Laws (as defined in Section 0 below) pertaining to the Leased Real Property and any of its properties and assets and the use and ownership thereof. No violation by the Company is being alleged of any applicable Environmental Law relating to any of its properties and assets, including the Leased Real Property, or the use or ownership thereof, or to the operation of the Company's business.

OTHER ENVIRONMENTAL MATTERS.

Neither the Company nor, any third person (including any tenant or subtenant) has caused or taken any action or is aware of any action that will result in, and the Company is not subject to, any material liability or obligation or any threatened material liability or obligation relating to (x) the environmental conditions on, under, or about any real property or other properties leased, operated, or used by the Company or any predecessor thereto, including the Leased Real Property, at the present time or in the past, including without limitation, the air, soil, and groundwater conditions at such properties or (y) the past or present use, management, handling, transport, treatment, generation, storage, disposal, or release of any Hazardous Substances (as defined in Section 2.1(s)(iii)(D) below).

The Company has disclosed and made available to Acquiror all information, including without limitation all studies, analyses, and test results, in the possession, custody, or control of or otherwise known to the Company relating to
(x) the environmental conditions on, under, or about any real property, including the Leased Real Property, or other properties or assets owned, leased, operated, or used by the Company or any predecessor in interest thereto at the present time or in the past, and (y) any Hazardous Substances used, managed, handled, transported, treated, generated, stored, disposed of, or released by the Company or any other person on, under, about, or from the Leased Real Property, or otherwise in connection with the use or operation of any of the properties and assets of the Company, or the Company's business, which might reasonably result in liability to the Company.

Definitions.

ENVIRONMENTAL LAWS: all applicable laws relating to the protection of the environment, to human health and safety, industrial hygiene, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, release, threatened release, or transportation of any Hazardous Substances, including, without limitation, (i) CERCLA, the Resource Conservation and Recovery Act, and the Occupational Safety and Health Act, (ii) all other requirements pertaining to reporting, licensing, permitting, investigation, or remediation of emissions, discharges, releases, or threatened releases of Hazardous Substances into the air, surface water, ground water, or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, or handling of Hazardous Substances, and
(iii) all other requirements pertaining to the protection of the health and safety of employees or the public.

ENVIRONMENTAL LIABILITIES AND COSTS: all Losses (as defined below in Section 6.1), whether direct or indirect, known or unknown, current or potential, past, present or future, imposed by, under or pursuant to Environmental Laws, including, without limitation, all Losses related to remedial actions, and all fees, disbursements and expenses of counsel, experts, personnel, and consultants based on, arising out of, or otherwise in respect of: (i) the ownership or operation of the Company's business, the Leased Real Property or any other real properties, assets, equipment, or facilities, by the Company, or any of its predecessors or affiliates; (ii) the environmental conditions, whether known or unknown, existing on the Effective Date on, under, above, or about any Leased Real Property or any other real properties, assets, equipment, or facilities currently or previously owned, leased, or operated by the Company, or any of its predecessors or affiliates; and (iii) expenditures necessary to cause any Leased Real Property or any aspect of the Company's business to be in compliance with any and all requirements of Environmental Laws as of the Effective Date, including, without limitation, all Environmental Permits (as defined in 0 below) issued under or pursuant to such Environmental Laws, and reasonably necessary to make full economic use of any Leased Real Property.

ENVIRONMENTAL PERMITS: any federal, state, or local permit, license, registration, consent, order, administrative consent order, certificate, approval, or other authorization with respect to the Company necessary for the conduct of the Company's business as currently conducted or previously conducted under any Environmental Law including any renewals thereof.

HAZARDOUS SUBSTANCES: any substance that: (i) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas, or related materials, (ii) requires investigation, removal, or remediation or for which there are restrictions pursuant to any Environmental Law regarding its use or disposal, under any Environmental Law, or is defined, listed, or identified as a "hazardous waste," "toxic substance," "toxic material," "pollutant," or "hazardous substance" thereunder, or (iii) is toxic, explosive, corrosive, flammable, infectious, radiologically contaminated, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any Governmental Authority or Environmental Law.

                  (t) EMPLOYEES, LABOR MATTERS, ETC. The Company is not a party to or bound by any collective bargaining agreement and there are no labor unions or other organizations representing, purporting to represent or, attempting to represent any employees employed by the Company. There has not occurred or been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime, or other similar labor activity with respect to any employees employed by the Company. There are no labor disputes currently subject to any grievance procedure, arbitration, or litigation, and there is no representation petition pending or threatened with respect to any employee employed by the Company. The Company has complied and will comply through the Effective Date with all provisions of applicable law pertaining to the employment of employees including without limitation all such applicable law relating to labor relations, termination of employees, employee layoffs, equal employment, fair employment practices, entitlement, prohibited discrimination, or other similar employment practices or acts. The Company has not incurred any liability in connection with the termination or layoff of any of its employees that was not resolved or discharged in connection with such termination or layoff. The Company Disclosure Schedule sets forth each current employee's salary or compensation, vacation earned, vacation pay, money owed to any employee, and reimbursements owed to any employee to the extent the monthly aggregates of such reimbursements to all employees exceed $12,000. The Company has not materially changed its vacation policy to the detriment of the Company since December 31, 1999.

                  (u) EMPLOYEE BENEFIT PLANS. The Company Disclosure Schedule lists each pension, retirement, profit-sharing, deferred compensation, bonus, or other incentive plan, or other employee benefit program, arrangement, agreement, or understanding, or medical, vision, dental, or other health plan or life insurance or disability plan, or any other employee benefit plan, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of ERISA, to which the Company contributes or to which the Company is a party or by which the Company is bound or under which the Company may have any liability, whether written or unwritten, and under which employees or former employees of the Company (or their beneficiaries) are eligible to participate or derive a benefit ("Employee Benefit Plans"). The Company has delivered to Acquiror true, correct, and complete copies of all Employee Benefit Plans and related trust agreements. With respect to each Employee Benefit Plan that the Company or any member of a controlled group of organizations that includes the Company within the meaning of Section 414(b), (c), or (m) of the Code ("Commonly Controlled Entity"), maintains or ever has maintained, or to which any of them contributes, ever has contributed, or ever has been required to contribute:

No such Employee Benefit Plan that is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been completely or partially terminated or has been the subject of a "reportable event" (other than as may be caused by this Agreement) as to which notices would be required to be filed with the Pension Benefit Guaranty Corporation ("PBGC"). No proceeding by the PBGC to terminate any such employee pension benefit plan has been instituted or threatened.

The Company has not incurred, and none of the Company's shareholders, directors, officers, and employees with responsibility for employee benefits matters has any reason to expect that the Company will incur, any liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability).

Neither the Company nor any Commonly Controlled Entity (A) currently maintains or contributes to any employee benefit plan subject to Title IV of ERISA as to which the assets of each such Employee Benefit Plan are not at least equal in value to the present value of the projected benefit obligations (vested and unvested) of the participants in such Employee Benefit Plan, based on the actuarial methods and assumptions used in the most recent actuarial valuation report; or (B) has any liability for any lien imposed under section 302(f) of ERISA or interest payment required under Section 302(e) of ERISA or Section 412(n) of the Code or excise Tax imposed by Section 4971 of the Code.

Neither the Company nor any Commonly Controlled Entity has engaged in any transaction that may result in the imposition of any excise Tax under Sections 4971 through 4980 of the Code, or otherwise incurred a liability for any excise Tax, other than excise Taxes that have been paid. Neither the Company nor any Commonly Controlled Entity is now, nor will at any time by virtue of any action taken prior to the Effective Date, be subject to the requirement to provide security under Section 401(a)(29) of the Code.

Neither the Company nor any Commonly Controlled Entity has engaged in, or has entered into any arrangement pursuant to which any person or entity is contractually bound to enter into, any transaction that could result in imposition upon either the Company or Acquiror of either an excise Tax under
Section 4975 of the Code or civil liability under Section 502(i) of ERISA.

Neither the Company nor any Commonly Controlled Entity contributes to, ever has contributed to, or ever has been required to contribute to any multi-employer plan within the meaning of Section 4001(a)(3) of ERISA or any "multiple employer plan" within the meaning of Section 4063 or 4064 of ERISA or has any liability (including withdrawal liability) under any multi-employer plan or multiple employer plan.

The Company does not maintain and has not maintained, or contribute, ever contributed, or has ever been required to contribute to, any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Section 4980B).

Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter the IRS under Section 401(a) of the

Code and each trust related thereto has been determined by the IRS to be exempt from Tax pursuant to Section 501(a) of the Code. No event has occurred since the date of such determinations, including effective changes in laws or modifications to the plan or arrangement, that would adversely affect such qualification or Tax exempt status, other than the failure to make any required amendments the time for the adoption of which has not yet expired. The Company will deliver to the Acquiror true and complete copies of the most recent IRS determinations letters with respect to each such Plan.

The Company has in all respects performed all obligations required to be performed by it under ERISA, the Code and any other applicable state, federal or foreign law and under the terms of each Employee Benefit Plan. The Company has no knowledge of and has received no written notice of the existence of any material default or violation by any other party of any of such laws, terms or requirements applicable to any of the Employee Benefit Plans. All contributions (including contributions that consist of employee deferrals) required of the Company have been completely and timely made in compliance with all applicable laws or agreements, all such contributions have been and are deductible for income Tax purposes, and no such contributions or deductions have been challenged or disallowed by any governmental entity or other tribunal.

Other than routine claims for benefits, the Company has not received any written notice of any pending material claims or lawsuits which have been asserted or instituted against any of the Employee Benefit Plans, the assets of the trust or funds under the Employee Benefit Plans, the sponsor or administrator of any of the Employee Benefit Plans, or against any fiduciary of any of the Employee Benefit Plans with respect to the operation of such Plan.

The Company has no knowledge of and has received no written notice of any pending investigation or pending enforcement action by the PBGC, the Department of Labor, the IRS, or any other governmental agency with respect to any of the Employee Benefit Plans.

All obligations or liabilities incurred with respect to each Employee Benefit Plan that is an "Employee Welfare Benefit Plan" within the meaning of Section 3(l) of ERISA are fully and completely insured by an insurance policy issued by an insurance company licensed to sell insurance products in the applicable state. With respect to any insurance policy that has, or does, provide insurance for benefits under any Employee Benefit Plan, (A) there will be no material liability of the Company or the Acquiror in the nature of a retroactive or retrospective rate adjustment, loss sharing arrangement, or other actual or contingent liability as of the Effective Date, nor would there be any such liability if such insurance policy were terminated on the date hereof, and (B) no insurance company issuing any such policy is in receivership, conservatorship, liquidation, or similar proceeding and, no such proceedings with respect to any insurer are imminent.

Each group health plan of the Company has at all times been operated in compliance with the provisions of Code Section 4980B.

                  (v) CONFIDENTIALITY. The Company has taken reasonable steps necessary to preserve the confidential nature of all material confidential information (including, without limitation, any proprietary information) with respect to its business, including but not limited to information relating to the distribution, marketing, or pricing of any of its products or services or any promotional plans related thereto.

                  (w) NO GUARANTEES. None of the obligations or liabilities of the Company is guaranteed by or subject to a similar contingent obligation of any other person. The Company has not guaranteed or become subject to a similar contingent obligation in respect of the obligations or liabilities of any other person. There are no outstanding letters of credit, surety bonds, or similar instruments of the Company or any affiliate of the Company in connection with the Company's business.

                  (x) RECORDS. The minute books of the Company are complete and correct in all material respects. The books of account of the Company are sufficient to prepare the Financial Statements in accordance with GAAP. There are no false or fictitious entries on the books and records of the Company.

                  (y) BANK ACCOUNTS. The Company Disclosure Schedule sets forth a complete and correct list containing the names of each bank in which the Company has an account or safe deposit or lock box, the account or box number, as the case may be, and the name of every person authorized to draw thereon or having access thereto.

                  (z) BROKERS, FINDERS, ETC. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the participation of any person acting on behalf of the Company or the Shareholders in such manner as to give rise to any valid claim against the Company, Acquiror, or any of their affiliates for any brokerage or finder's commission, fee, or similar compensation, or for any bonus payable to any officer, director, shareholder, employee, agent, or sales representative of or consultant to the Company or the Shareholders or any affiliate of the Company or the Shareholders upon consummation of the transactions contemplated hereby or thereby or otherwise.

                  (aa) RECEIVABLES. All of the Company's accounts receivable that are reflected in the Financial Statements, and all such receivables which will have arisen since December 31, 2000 and through the Effective Date, shall have arisen only from bona fide transactions in the ordinary course of business. The Shareholders have no knowledge of any facts or circumstances (other than general economic conditions) that would result in any material increase in the uncollectability of such receivables in excess of the reserves therefor set forth in the Financial Statements. The Company Disclosure Schedule hereto accurately lists as of February 23, 2001 all overdue accounts receivable, the amount owing and the aging of such receivables, the name and last known address of the party from whom such receivable is owing, and any security in favor of the Company for the repayment of such accounts receivable that the Company purports to have. The Company has provided access to Acquiror to complete and correct copies of all instruments, documents, and agreements evidencing such accounts receivable and of all instruments, documents, or agreements, if any, creating security therefor. The Company has valid and perfected security interests in such security (to the extent such priority may be obtained under applicable law by possession of such security or the filing of financing statements or similar documents with respect thereto).

                  (bb) BACKLOG. All of the Company's backlog of unfilled orders, as of February 23, 2001, for products or services sold by the Company represent bona fide transactions incurred in the ordinary course of the Company's business and are set forth in the Company's Disclosure Schedule.

                  (cc) PAYMENTS TO THE SHAREHOLDERS. Since December 31, 2000, neither the Company nor any other person acting on behalf of or for the benefit of the Company has, directly or indirectly, made any distributions, or paid any dividends or made any other payments of any kind or nature to any Shareholder or any affiliate thereof other than ordinary course salaries and employment benefits.

                  (dd) DISCLOSURE. No representation or warranty by the Company or Shareholders contained in this Agreement nor any certificate or agreement furnished or to be furnished by or on behalf of the Company or Shareholders in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading. There is no material fact (other than matters of a general economic or political nature which do not affect the Company uniquely), known to the Shareholders that has not been disclosed to Acquiror that might reasonably be expected to have or result in a Material Adverse Effect.

                  (ee) NO CONTRACTUAL INTERFERENCE. At no time in the course of the discussions of the transactions contemplated by this Agreement did Acquiror induce Shareholders or the Company to impair or terminate any contractual relationship to which he or it is a party or to deprive any person of any prospective economic benefit.

                  (ff) ADEQUACY OF INFORMATION SYSTEMS. Each component of the Company's management information and operating systems relating to or supportive of the Company's sales, accounting, inventory, distribution, and other material systems and operations, including all hardware and software relating thereto (collective "MIS Systems"), is adequate to support the Company's present and expected future business operations.

                  (gg) NO LIABILITY UPON TERMINATION OF ROES. In the event the Company were to terminate any of the ROE contracts identified on
         Exhibit 2.1(e)(1) to the Company Disclosure Schedule under the heading "Liability to Build-Out ROE Contracts (Dispose))", neither the Company nor any of its subsidiaries would incur any liability or damages in connection with the termination of such contracts.

                  (hh) NO DEFAULT OF ANY ROE CONTRACTS. The Company Disclosure
         Schedule includes a list of all of the Company's ROE contracts. The Company is not in default under any of such ROE contracts and no event or condition has occurred with respect to such ROE contracts, which with notice, passage of time, or both, would constitute an event of default or breach.

                  (ii) TREATMENT OF ACCOUNTS PAYABLE. The Company immediately treats all amounts invoiced to the Company as accounts payable, with the exception of those amounts that require field approval in connection with the build out of ROE contracts and except for other invoices that do not exceed in the aggregate $30,000. As of the Effective Date, the Company may supplement Exhibit 2.1(g)(xxii) of the Company Disclosure Schedule to account for all accounts payable since the date of this Agreement through the Effective Date.

2.2               REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND SUBSIDIARY.
         Acquiror represents and warrants to the Shareholders and the Company as follows:

                  (a) CORPORATE STATUS; AUTHORIZATION, ETC. Acquiror is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada with full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington with full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery, and performance by Acquiror and Subsidiary of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of Acquiror and Subsidiary, and no further corporate action is necessary on the part of Acquiror or Subsidiary to make this Agreement a legal, valid, and binding obligation of Acquiror and Subsidiary, enforceable against them in accordance with its terms. Acquiror and Subsidiary have duly executed and delivered this Agreement. This Agreement and any agreements executed in connection herewith constitute the legal, valid, and binding obligation of Acquiror and Subsidiary, enforceable against both Acquiror and Subsidiary in accordance with their terms.

                  (b) NO CONFLICTS, ETC. The execution, delivery, and performance by Acquiror and Subsidiary of this Agreement and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) the articles of incorporation or bylaws or other organizational documents of Acquiror or Subsidiary, (ii) any law applicable to Acquiror, or any affiliate of Acquiror, or any of its properties or assets, or (iii) any contract to which Acquiror or any of its affiliates is a party or by which Acquiror, or its affiliates, or any of their respective properties or assets, may be bound or affected. Except for the filing of the articles of merger with the Secretary of State of the State of Washington, no governmental approval or other consent is required to be obtained or made by Acquiror or Subsidiary in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (c) CAPITALIZATION. As of the Effective Date and after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Acquiror will consist of the following:
         (i) 100,000,000 shares of common stock, par value $.001 per share, of which 3,759,643 shares plus the Newly Issued Shares of Acquiror's Common Stock will be issued and outstanding as of the Effective Date and (ii) 50,000,000 shares of preferred stock, par value $.001 per share, with (1) 7,000,000 shares designated as Series A Preferred Stock, par value $.001 per share, of which (w)

         3,000,000 shares will be issued and outstanding as of the Effective Date assuming the Acquiror sells $3,000,000 of such shares prior to the Effective Date at $1.00 per share; (x) 2,000,000 shares will be issued and outstanding as of the Effective Date assuming the Acquiror sells $3,000,000 of such shares prior to the Effective Date at $1.50 per share; (y) 2,750,000 shares will be issued and outstanding as of the Effective Date assuming the Acquiror sells $2,750,000 of such shares prior to the Effective Date at $1.00 per share; and (z) approximately 1,833,333 shares will be issued and outstanding as of the Effective Date assuming the Acquiror sells $2,750,000 of such shares prior to the Effective Date at $1.50 per share; (2) 2,625,000 shares designated as Series B Preferred Stock, par value $.001 per share, of which 2,625,000 shares will be issued and outstanding as of the Effective Date (subject to adjustment pursuant to Section 1.4(e)); and (3) 7,875,000 shares designated as Series C Preferred Stock, par value $.001 per share, of which 7,875,000 shares will be issued and outstanding as of the Effective Date (subject to adjustment pursuant to Section 1.4(e)). All such shares have been duly authorized, have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. As of the Effective Date, Acquiror shall have reserved: (1) 7,000,000 shares of Series A Preferred Stock for issuance to investors in connection with Acquiror's offering of restricted Series A Preferred Stock; (2) 7,165,000 shares of common stock for issuance upon conversion of the Series A Preferred Stock and Series C Preferred Stock; and (3) a sufficient number of shares of common stock for issuance upon the conversion of certain debt instruments and exercise of certain warrants and options as identified and described on Schedule 2.2(c) attached hereto. There are no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which Acquiror is a party or by which it is bound obligating Acquiror to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Acquiror or obligating Acquiror to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement.

                  (d) VALID ISSUANCE OF STOCK. The shares of Acquiror Stock to be issued pursuant to the transactions contemplated hereby will, upon issuance and delivery in accordance with this Agreement, be duly authorized, validly issued, and fully paid and nonassessable.

                  (e) LITIGATION. There is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry, or investigation of any nature, civil, criminal, regulatory, or otherwise, in law or in equity, pending, or threatened against Acquiror or in connection with or relating to the transactions contemplated by this Agreement, and, to the knowledge of Acquiror, there is no basis for the same. No citations, fines, or penalties have been asserted against Acquiror under any Environmental Law.

                  (f) COMPLIANCE WITH SECURITIES LAWS. Assuming the correctness of the representations made by the Shareholders in the Investor Representation Statements in form of Exhibit F, the offer and sale of the Acquiror Stock to the Shareholders is in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.

                  (g) FINANCIAL STATEMENTS. Acquiror has furnished or made available to Company a true and complete copy of each statement, report, schedule, registration statement, and definitive proxy or information statement filed by Acquiror with the Securities and Exchange Commission ("SEC") on or since February 10, 2000 (the "Acquiror SEC Documents"), which are all the documents (other than preliminary material) that Acquiror was required to file with the SEC. As of their respective filing dates, the Acquiror SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Acquiror SEC Documents, and none of the Acquiror SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of Acquiror included in the Acquiror SEC Documents (the "Acquiror Financial Statements") (i) were prepared in accordance with the books and records of Acquiror; (ii) were prepared in accordance with GAAP, consistently applied except as otherwise permitted by Form 10-Q, and comply as to form with all applicable accounting requirements and with the rules and regulations of the SEC; (iii) reflect all necessary adjustments and accruals (subject to normal year-end audit adjustments in the case of unaudited interim Acquiror Financial Statements) and otherwise fairly present Acquiror's consolidated financial condition and the results of its operations and cash flows at the relevant dates thereof and for the periods covered thereby in accordance with GAAP; (iv) contain and reflect adequate provisions for all reasonably anticipated liabilities for all Taxes, federal, state, local or foreign, with respect to the periods then ended; and (v) with respect to contracts and commitments for the sale of goods or the provision of services by Acquiror, contain and reflect adequate reserves for all reasonably anticipated material losses and costs and expenses in excess of expected receipts. There has been no change in Acquiror's accounting policies or the methods of making accounting estimates or changes in estimates that are material to Acquiror Financial Statements or estimates except as described in the notes thereto. Except as set forth in the Acquiror's SEC Documents and Schedule 2.2(g) attached hereto, since the Acquiror Financial Statements for the period ended December 31, 2000, the Acquiror has not suffered any material change in its financial condition, results, or prospects. Acquiror may, in its sole discretion, advance additional funds to the Company prior to the Effective Date on terms and conditions to be agreed upon.

                  (h) FILING OF REPORTS. Since February 10, 2000, Acquiror has filed all reports Acquiror was required to file under the Securities Exchange Act of 1934, including, but not limited to, reports on Forms 10-K, 10-Q, and 8-K. Except as set forth on Schedule 2.2(h), such reports were prepared in accordance with all applicable regulations of the SEC and contain all information required to be reported therein and such reports, and the information contained therein, are accurate in all material respects.

                  (i) COMPLIANCE WITH LAWS; COMPLIANCE WITH SECURITIES LAWS.

Acquiror has complied in all material respects with all applicable laws applicable to it or otherwise in any manner affecting Acquiror's business and Acquiror has received no notice alleging any such conflict, violation, breach, or default.

All capital stock of Acquiror was issued by Acquiror in compliance with all applicable Federal and state securities laws.

                  (j) BROKERS, FINDERS, ETC. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the participation of any person acting on behalf of Acquiror in such manner as to give rise to any valid claim against the Shareholders for any brokerage or finder's commission, fee, or similar compensation.

                  (k) NO INTENT TO REDEEM THE SERIES C PREFERRED STOCK. Acquiror has no current intent to redeem the Series C Preferred Stock.

                  (l) DISCLOSURE. No representation or warranty by Acquiror contained in this Agreement nor any certificate or agreement furnished or to be furnished by or on behalf of Acquiror in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading. There is no material fact (other than matters of a general economic or political nature which do not affect Acquiror uniquely), known to Acquiror that has not been disclosed to the Company that might reasonably be expected to have or result in a Material Adverse Effect.

                                    ARTICLE 3

                                    COVENANTS

3.1      COVENANTS OF THE COMPANY AND THE SHAREHOLDERS.

                  (a) CONDUCT OF BUSINESS. From the date hereof to the Effective Date (and thereafter with respect to any covenant or agreement extending beyond the Effective Date), except as expressly permitted or required by this Agreement, as contemplated by the Company's Business Plan dated January 2001, a copy of which has been delivered to Acquiror, or as otherwise consented to by Acquiror in writing, the Company will, and the Shareholders will cause the Company to:

subject to access to cash, carry on its business in, and only in, the ordinary course, in substantially the same manner as heretofore conducted, and use all reasonable efforts to preserve intact its present business organization, maintain its properties in good operating condition and repair, keep available the services of its present officers and employees, and subject to costs, preserve its relationship with customers, suppliers, and others having business dealings with it, with the goal and intent that its goodwill and ongoing business will be in all material respects unimpaired following the Effective Date;

subject to access to cash, pay accounts payable and other obligations of the Company when they become due and payable in the ordinary course of business consistent with prior practice;

subject to access to cash, perform in all material respects all of its obligations under all contracts and other agreements and instruments and comply in all material respects with all applicable laws applicable to it;

other than sales and purchases of inventories or services in the ordinary course not exceeding $2,500 individually or $15,000 in the aggregate (except to fulfill obligations under ROE Agreements listed on the Company Disclosure Schedule at
Exhibit 2.1(e)(1), Liability to Build out ROE Contracts (Complete)), not enter into or assume any material agreement, contract, or instrument, or enter into or permit any material amendment, supplement, waiver, or other modification in respect thereof;

not grant (or commit to grant) any increase in the compensation (including incentive or bonus compensation) of any employee or institute, adopt, or amend (or commit to institute, adopt, or amend) any compensation or benefit plan, policy, program, or arrangement or collective bargaining agreement applicable to any such employee;

continue all policies of insurance in full force and effect;

not make any change or modification in the Company's accounting practices, policies, or procedures;

not file any Tax Returns without the consent of the Acquiror;

not make any distributions to the Shareholders with respect to cash, property, assets, or stock of the Company; and

not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in
Section 2.1.

                  (b) NO SOLICITATION. No Shareholder, nor any affiliate of any Shareholder (including the Company), nor any person acting on any of such parties' behalf, will (i) solicit or encourage any inquiries or proposals for, or enter into any discussions with respect to, the acquisition of any properties and assets held for use in connection with, necessary for the conduct of, or otherwise material to, the Company's business or (ii) furnish or cause to be furnished any non-public information concerning the Company to any person (other than Acquiror and its agents and representatives), other than in the ordinary course of business or pursuant to applicable law and after prior written notice to Acquiror. No Shareholder, nor any affiliate of any Shareholder (including the Company) will sell, transfer, or otherwise dispose of, grant any option or proxy to any person with respect to, create any Lien upon, or transfer any interest in, any of the Company's assets, other than in the ordinary course of business and consistent with this Agreement. No Shareholder, nor any affiliate of any Shareholder (including the Company) will transfer or otherwise dispose of, grant any option or proxy to any person with respect to, create any Lien upon, or transfer any interest in, any of the capital stock of the Company other than pursuant to the provisions of this Agreement. The foregoing restrictions shall terminate upon termination of this Agreement.

                  (c) Further Actions.

Subject to requirements of law, the Company and the Shareholders will not, nor will they permit any of their affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Acquiror.

The Company and the Shareholders will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications, and information required to be filed or supplied by them pursuant to applicable law in connection with this Agreement and the consummation of the other transactions contemplated hereby.

The Company and the Shareholders, as promptly as practicable, will use all reasonable efforts to obtain, or cause to be obtained, all consents (including, without limitation, all governmental approvals and any consents required under any contract) necessary to be obtained by them in order to consummate the transactions contemplated thereby.

The Company and the Shareholders will, and will cause each of their affiliates to, coordinate and cooperate with Acquiror in exchanging such information and supplying such assistance as may be reasonably requested by Acquiror in connection with the filings and other actions contemplated by Section 3.2(a).

At all times prior to the Effective Date, the Company and the Shareholders will promptly notify Acquiror in writing of any fact, condition, event, or occurrence known to the Company or the Shareholders in the exercise of reasonable business prudence that will or may result in the failure of any of the conditions contained in Sections 4.1 and 4.2 to be satisfied, promptly upon becoming aware of the same.

                  (d) FURTHER ASSURANCES. Following the Effective Date, the Shareholders will, and will cause each of their affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances, or assurances and take such other actions as may be reasonably necessary, or otherwise reasonably requested by Acquiror, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby.

                  (e) CERTIFICATE OF TAX AUTHORITIES. On or before the Effective Date, the Company and the Shareholders will provide to Acquiror certificates from all appropriate taxing authorities stating that no Taxes are due to any state or other taxing authority, except for such certificates with respect to California.

                  (f) FINANCIAL TREATMENT OF ACQUIROR'S SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, AND SERIES C PREFERRED STOCK. In the event Acquiror's accountants, which shall be a nationally recognized accountancy firm, determine that the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock should be treated as debt on Acquiror's financial statements, the Company and the Shareholders will take all steps reasonably requested by the Acquiror to revise, amend, or modify the terms of Acquiror's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock in order for such preferred stock to be properly presented as equity on Acquiror's financial statements, provided that Acquiror shall use its reasonable best efforts so that the Company and Shareholders are not required to agree to any revision, amendment or modification that would materially adversely affect the basic economic terms of this Agreement and the Acquiror's preferred stock, taken as a whole.

                  (g) COMPLETION OF AUDIT. Within forty-five (45) days of the date of Closing, the Shareholders shall cause an audit (the "Audit") of the Company's business and financial condition for the fiscal years 1999 and 2000 to have been completed, an audit report issued to the Company in a form reasonably acceptable to Acquiror indicating no Material Adverse Change since the Financial Statements previously provided to the Acquiror, audited financial statements delivered to Acquiror and prepared accordance with the rules and regulations under Regulation S-X and Form 8-K for inclusion of such audited financial statements in the Company's report on Form 8-K (the "Audited Statements"), and the consent of the accountancy firm performing the Audit to include the Audited Statements in the Company's report on Form 8-K and any required amendments. The Shareholders shall select the accountancy firm to perform the Audit; however, such accountancy firm must be reasonably acceptable to Acquiror. All fees and expenses incurred in the connection with the Audit shall be paid by Geneva Associates Merchant Banking Partners I, LLC directly to the accountancy firm performing the Audit upon demand.

                  (h) TERMINATION OF CERTAIN ROES; NO TRANSFER OR SALE OF CERTAIN ROES. Within sixty (60) days of the date of this Agreement, the Shareholders shall use their reasonable best efforts to cause the Company to terminate the ROE contracts identified on Exhibit 2.1(e)(1) to the Company Disclosure Schedule under the heading "Liability to Build-out ROE Contracts (Dispose)" and to obtain a release of any and all claims, whether known or unknown, from any parties to such ROE contracts, all in the form and upon terms reasonably satisfactory to Acquiror. Without Acquiror's prior written consent, which will not be unreasonably withheld or delayed, neither the Shareholders nor the Company shall sell, assign, dispose, mortgage, or otherwise transfer to any other party any of the ROE contracts identified on Exhibit 2.1(e)(1) to the Company Disclosure Schedule under the heading "Liability to Build-out ROE Contracts (Dispose)."

3.2      COVENANTS OF ACQUIROR.

                  (a) Further Actions.

Acquiror agrees to use all reasonable good faith efforts to take all actions and to do all things necessary, proper, or advisable to consummate the transactions contemplated hereby by the Effective Date.

Acquiror will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications, and information required to be filed or supplied by Acquiror pursuant to applicable law in connection with this Agreement and the consummation of the other transactions contemplated hereby and thereby.

Acquiror will coordinate and cooperate with the Company and the Shareholders in exchanging such information and supplying such reasonable assistance as may be reasonably requested by the Company and the Shareholders in connection with the filings and other actions contemplated by Section 3.1(c).

At all times prior to the Effective Date, Acquiror will promptly notify the Company and the Shareholders in writing of any fact, condition, event, or occurrence that will or may result in the failure of any of the conditions contained in Sections 4.1 and 4.3 to be satisfied, promptly upon becoming aware of the same.

                  (b) FURTHER ASSURANCES. Following the Effective Date, Acquiror will, and will cause all of its affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances, or assurances and take such other actions as may be reasonably necessary, or otherwise reasonably requested by the Company and the Shareholders, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated thereby.

                  (c) [Intentionally omitted].

                  (d) BOARD EXPANSION. Acquiror shall have taken all required actions to expand Acquiror's Board of Directors to include the designee of Geneva Associates Merchant Banking Partners I, LLC.

                  (e) PREFERRED STOCK REDEMPTIONS. For the period of three years following the Effective Date, Acquiror shall utilize ten percent (10%) of the net proceeds received from any future sales or grants of equity (excluding Acquiror's offering and sale of up to $7,000,000 by May 31, 2001 of its Series A Preferred Stock, par value $.001 per share, equity issued to employees, consultants, directors, officers, or in connection with any acquisition or other business combination) as follows: (i) first towards the outstanding principle and accrued but unpaid interest outstanding under the promissory note issued to BroadbandNOW, in the form of Exhibit C and (ii) then for redemption of the Series B Preferred Stock and Series C Preferred Stock as provided by the Acquiror's Articles of Incorporation. Such ten percent (10%) net proceeds shall first be used to redeem the Series B Preferred Stock in full, and then towards the redemption of the Series C Preferred Stock.

                  (f) RELEASE OF CERTAIN GUARANTEES. Acquiror shall use reasonable efforts to have the personal guarantees of Jay Gordon and Alan Willet released on or before the first anniversary of the Effective Date.

                  (g) ACCESS TO PERFORM THE AUDIT. Acquiror shall allow the accountancy firm retained by the Shareholders to perform the Audit required under Section 3.1(g) of this Agreement reasonable access to the books, records, properties, Company officers and directors, and other information that is customarily required to perform the Audit.

                  (h) MINIMIZE INDEMNIFICATION OBLIGATIONS. Following the Effective Date, Acquiror shall use its reasonable efforts to minimize the underlying obligations that give rise to the Shareholders' indemnification obligations under Article 6 with respect to those items for which the Company is either in violation of or in default under, as specifically disclosed in the Company Disclosure Schedule.

         3.3 EXCHANGE RIGHT FOR SHAREHOLDERS ACQUIRING SERIES C PREFERRED
         STOCK.

                  (a) EXCHANGE RIGHT. From and after the Effective Date, each Shareholder holding Series C Preferred Stock shall have the right, at the option of such Shareholder, to surrender to Acquiror all certificates representing the Series C Preferred Stock held by such Shareholder (the "Exchange Shares") and to receive in exchange therefore the following:

 A number of fully paid and nonassessable shares of Acquiror's Common Stock equal to the product of the number of Exchange Shares surrendered to Acquiror, multiplied by 0.020952 (the "Series C Exchange Rate"), rounded to the nearest number of whole shares, and

A return of that portion of the Exchange Shares determined by multiplying the total number of Exchange Shares surrendered by that number calculated as follows: (x) 1 MINUS (y) the product of the Series C Exchange Rate times the Original Series A Issue Price (rounded to the nearest number of whole shares).

         By way of example, if a Shareholder holds 78,000 Exchange Shares and the Original Series A Issue Price is $1.50, then in exchange for the Shareholder's surrender of such 78,000 Exchange Shares, the Shareholder would receive the following: (x) 1,634 (78,000 * 0.020952) shares of Acquiror Common Stock and (y) would have returned to it 75,549 (78,000 * (1 - (0.020952 * 1.50))
shares of Series C Preferred Stock.

                  (b) Limitations on Exchange Rights.

In order to exercise its rights hereunder, a Shareholder must exercise its exchange rights with respect to all Series C Preferred Stock held by such Shareholder. Once a Shareholder (or other holder of Series C Preferred Stock having the right to exercise the exchange rights set forth herein) effects such exchange, such Shareholder shall have no further right to exchange any shares of Series C Preferred Stock.

The Series C Exchange Rate was established so that upon the surrender of all Exchange Shares pursuant hereto, the total number of shares of Common Stock to be issued upon the exchange would equal approximately 165,000 (subject to adjustment as provided herein). The Series C Exchange Rate shall be subject to adjustment as set forth below.

 The exchange right provided for herein will terminate with respect to any Exchange Shares on the date specified in a notice of redemption of such Exchange Shares, given by Acquiror in accordance with Section III.5 of the Certificate of Designation, Preferences and Other Rights in the form of Exhibit B attached hereto. Such termination date shall not be earlier than thirty (30) days and not later than sixty (60) days after the giving of such notice.

                  (c) MECHANICS. Before any holder of Series C Preferred Stock shall be entitled to participate in the exchange permitted by Section 3.3(a) above, such holder shall surrender all certificates representing the Exchange Shares, duly endorsed, at the office of the Acquiror or of any transfer agent for the Series C Preferred Stock, and shall give written notice to the Acquiror at its principal corporate office, of the election to exchange the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock to be issued and Series C Preferred Stock to be returned are to be issued. The Acquiror shall, as soon as practicable after delivery of the surrendered certificates as referenced above, issue and deliver at such office to such holder of Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock and Series C Preferred Stock to which such holder shall be entitled as aforesaid. Such exchange shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Exchange Shares, and the person or persons entitled to receive the shares of Common Stock and Series C Preferred Stock issuable upon such exchange shall be treated for all purposes as the record holder or holders of such shares of Common Stock and Series C Preferred Stock as of such date.

                  (d) Adjustments to Series C Exchange Rate.

In the event the Acquiror should at any time or from time to time after the initial issuance of shares of Series C Preferred Stock effect a split or subdivision of the outstanding shares of Common Stock or make a dividend or other distribution to the holders of Common Stock, payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of the date of such dividend distribution, split or subdivision, the Series C Exchange Rate shall be appropriately increased so that the number of shares of Common Stock issuable on exchange of each share of Series C Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock (including Common Stock Equivalents).

If the number of shares of Common Stock outstanding at any time after the initial issuance of Series C Preferred Stock by the Acquiror is decreased by a combination of the outstanding shares of Common Stock, then upon such event the Series C Exchange Rate shall be appropriately reduced so that the number of shares of Common Stock issuable on exchange of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

                  (e) OTHER DISTRIBUTIONS. In the event the Acquiror shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Acquiror or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 3.3(d), then, in each such case for the purpose of this
         Section 3.3(d), the holders of Series C Preferred Stock shall be, on an exchange effected pursuant to this Section 3.3(e), entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Acquiror into which their shares of Series C Preferred Stock are exchangeable as of the record date fixed for the determination of the holders of Common Stock of the Acquiror entitled to receive such distribution.

                  (f) RECAPITALIZATION. If at any time or from time to time there shall be a recapitalization of the Common Stock of the Acquiror (other than a subdivision or combination of shares provided for elsewhere in this Section 3.3) provision shall be made so that the holders of each share of Series
         C Preferred Stock shall thereafter be entitled to receive upon exchange of such share of Series C Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon exchange would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of each share of Series C Preferred Stock after the recapitalization to the end that the provisions of this Section (including adjustment of the Series C Exchange Rate then in effect and the number of shares issuable upon conversion of shares of Series C Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                  (g) No Fractional Shares and Certificate as to Adjustments.

No fractional shares shall be issued upon exchange of the Series C Preferred Stock and the number of shares of Common Stock and Series C Preferred Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such exchange shall be determined on the basis of the total number of shares of Exchange Shares held by the holder at the time of the exchange, all of which Exchange Shares must be surrendered as provided herein.

Upon the occurrence of each adjustment or readjustment of any Series C Exchange Rate pursuant to this Section, the Acquiror, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock still entitled to exchange rights as provided herein, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Acquiror shall, upon the written request at any time of any holder of Series C Preferred Stock still entitled to exchange rights as provided herein, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, and (B) the Series C Exchange Rate at the time in effect.

                  (h) NOTICES OF RECORD DATE. In the event of any taking by the Acquiror of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or to receive any other right, the Acquiror shall mail to each Shareholder holding Series C Preferred Stock still entitled to exchange rights as provided herein, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or other distribution right, and the amount and character of such dividend or other distribution right.

                  (i) RESERVATION. The Acquiror shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exchange of the shares of Series C Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the exchange of all outstanding shares of Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exchange of all then outstanding shares of Series C Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, the Acquiror will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  (j) ASSIGNMENT. The rights of Shareholders under this Section
         3.3 are assignable in connection with any transfer of at least 1,000 shares of Series C Preferred Stock (subject to adjustments for stock splits and the like) made in compliance with applicable law and any contractual restrictions in favor of the Acquiror.

                                    ARTICLE 4

                              CONDITIONS PRECEDENT

4.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The obligations of the parties to consummate the transactions contemplated hereby will be subject to the fulfillment on or prior to the Effective Date of the following conditions:

                  (a) NO INJUNCTION, ETC. Consummation of the transactions contemplated hereby shall not have been restrained, enjoined, or otherwise prohibited by any applicable law, including any order, injunction, decree, or judgment of any court or other governmental authority. No court or other governmental authority shall have determined any applicable law to make illegal the consummation of the transactions contemplated hereby, and no proceeding with respect to the application of any such applicable law to such effect will be pending.

4.2 CONDITIONS TO OBLIGATIONS OF ACQUIROR. The obligation of the Acquiror to consummate the transactions contemplated hereby will be subject to the fulfillment (or waiver by the Acquiror in its sole discretion), on or prior to the Effective Date, of the following additional conditions, which the Shareholders and the Company agree to use reasonable good faith efforts to cause to be fulfilled.

                  (a) REPRESENTATIONS, PERFORMANCE. Except for representations and warranties that are made only as of a certain date, the representations and warranties of the Company and the Shareholders contained in this Agreement (i) will be true and correct in all material respects at and as of the date hereof, and (ii) will be repeated and will be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date. The Company and the Shareholders will have duly performed and complied with all covenants and agreements and conditions required by this Agreement to be performed or complied with by the Company and the Shareholders prior to or on the Effective Date. The Company and the Shareholders will have delivered to Acquiror a duly authorized, properly executed certificate or certificates, dated the Effective Date, to the foregoing effect.

                  (b) CONSENTS. The Company and the Shareholders will have obtained and will have delivered to Acquiror copies of (i) all governmental approvals or, in the case of Federal Communications Commission microwave licenses ("FCC Licenses"), grants of special temporary authority, required to be obtained by the Company and the Shareholders in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) all consents (including, without limitation, all consents required under any contract) or, in the case of FCC Licenses, grants of special temporary authority, necessary to be obtained in connection with contracts or agreements of the Company in order to consummate the transactions contemplated thereby.

                  (c) NO MATERIAL ADVERSE EFFECT. No event, occurrence, fact, condition, change, development, or effect relating to the Company and the Shareholders shall have occurred, exist, or come to exist since the date of this Agreement, that, individually or in the aggregate, has constituted or resulted in or, in the sole and absolute discretion of Acquiror, could reasonably be expected to constitute or result in, a Material Adverse Effect.

                  (d) OTHER DOCUMENTS. The Company and the Shareholders will deliver to Acquiror:

certificates representing the Company Class A Common Stock, Class B Common Stock, Class C Common Stock, and Class D Common Stock, free and clear of any Liens, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank;

Employment Agreement in the form of Exhibit G, executed by Jay Gordon;

an opinion addressed to Acquiror and dated the Effective Date, from Preston Gates & Ellis LLP, counsel to the Company, in the form reasonably acceptable to Acquiror and its legal counsel;

evidence that all of the Company's employment agreements with any of its employees have been terminated on or before the Effective Date;

written resignations of the Company's directors and officers, dated as of the Effective Date;

if not otherwise required under Section 2.1(d), Financial Statements as reasonably requested by Acquiror;

Executed Investor Representation Statements by each Shareholder in the form of Exhibit F;

Executed Escrow Agreement in the form of Exhibit E;

Executed Retention of Purchaser Representative Agreement by the Company, Acquiror and Allan G. Willet in the form of Exhibit H;

Executed Purchaser Representative Agreement by each Shareholder holding Class A Common Stock of the Company and Allan G. Willet in the form of Exhibit I;

The original $1,750,000 Cable Concepts, Inc., d/b/a Direct Digital Communications Senior Subordinated Note issued by the Company to BroadbandNOW, dated June 29, 2000, which has been properly assigned over, without recourse, by BroadbandNOW to Acquiror;

The original $1,200,000 Amended and Restated Revolving Promissory Note issued by the Company to Geneva Associates Merchant Banking Partners I, LLC, dated February 2, 2001, which has been properly assigned over, without recourse, by Geneva Associates Merchant Banking Partners I, LLC to Acquiror;

Certificates of insurance coverage regarding the insurance policies set forth on
Item 2.1(q) of the Company Disclosure Schedule;

LaSalle Bank National Association, Pacifica Bank, and all other lenders of the Company shall have delivered notices to the Company stating that the Company is in compliance with such credit facilities and no default has occurred or will occur with the passage of time, all dated within ten (10) days of the Effective Date; and

such other evidence of the performance of all covenants and satisfaction of all conditions required of the Company and the Shareholders by this Agreement, at or prior to the Effective Date, as Acquiror or its counsel may reasonably require.

                  (e) CONVERSION OF GENEVA ASSOCIATES MERCHANT BANKING PARTNERS I, LLC LOAN. Prior to Closing, Geneva Associates Merchant Banking Partners I, LLC will have converted all outstanding debt into Series B Preferred Stock, Acquiror's common stock, and Series A Preferred Stock (as contemplated by Section 1.4(d)).

                  (f) CONVERSION OF BROADBANDNOW LOAN. Prior to Closing, BroadbandNow shall convert the total unpaid principle and accrued interest under the $1,750,000 Cable Concepts, Inc., d/b/a Direct Digital Communications Senior Subordinated Note issued by the Company to BroadbandNOW, dated June 29, 2000 into (a) 1,475,000 shares of Series B Preferred Stock, (b) a $750,000 promissory note due fifteen
         (15) months from the date of issuance, in substantially the form of Exhibit C attached hereto, and (c) Acquiror's common stock (as contemplated by Section 1.4(c)).

                  (g) COMPLETION OF DUE DILIGENCE. Acquiror shall have conducted its due diligence investigation of the Company and shall have determined, in its sole absolute discretion, that the Company's relationship and agreements with Direct TV, business records, assets, contracts, liabilities, operations, and other aspects of its business are satisfactory to Acquiror, in its sole discretion, in all respects.

                  (h) TERMINATION OF 401(k) PLAN. The Company's Board of Directors shall have adopted a resolution terminating the Company's 401(k) plan and 100% vesting of participants' accounts in the plan as of the Effective Date.

                  (i) TERMINATION OF OPTIONS AND WARRANTS. Prior to Closing all options and warrants to acquire equity securities of the Company shall have been converted into Company common stock or terminated, without incurring any liability to the Company.

                  (j) BROKERAGE OR FINDERS AGREEMENTS. The letter agreement dated January 13, 2000, as amended on February 25, 2000, between Geneva Associates Advisors, LLC and the Company shall have been terminated with no fee owing to Geneva Associates

         Advisors, LLC or its affiliates with respect to any transaction contemplated by this Agreement or any other fee owed by the Company to Geneva Associates Advisors, LLC.

                  (k) STOCK PURCHASE AGREEMENTS. The Class A, Class B, Class C, and Class D Stock Purchase Agreements between the Company and the Shareholders shall have been terminated.

                  (l) CONSENT OF LENDERS. All lenders, including LaSalle Bank National Association, Pacifica Bank, Broadband Now, and Geneva Associates Merchant Banking Partners I, LLC shall have consented to the terms of this Agreement and the transactions contemplated by this Agreement.

                  (m) [Intentionally omitted]

                  (n) TERMINATION OF REGISTRATION RIGHTS. All rights the Company has granted to any employee, director, officer, consultant, or other party regarding the registration of securities under the Securities Act shall have been terminated.

                  (o) DIRECT TV CONSENT. Direct TV shall have consented to the Merger, in a form and on terms satisfactory to Acquiror, in its sole discretion, and Direct TV shall have acknowledged it will continue its relationship with the Company and Acquiror after the Effective Date, on terms currently applicable to the Company.

                  (p) TERM EXTENSION OF PACIFICA BANK CREDIT FACILITY. Pacifica Bank shall have extended the term of the Company's credit facility until at least May 30, 2002, all on terms reasonably satisfactory to Acquiror.

                  (q) TERMINATION OF EMPLOYMENT AGREEMENTS. All employment agreements between the Company and any of its employees shall have been terminated.

                  (r) LASALLE BANK NATIONAL ASSOCIATION PAYMENTS. Geneva Associates Merchant Banking Partners I, LLC shall release to LaSalle Bank National Association the $500,000 CD it has pledged to LaSalle Bank National Association, $250,000 of which shall be applied towards the total unpaid principal and the balance towards accrued and future interest under that certain $2,000,000 promissory note of the Company, dated September 29, 2000(or such other terms as may be reasonably acceptable to Acquiror).

                  (s) [Intentionally omitted]

                  (t) RELEASE BY GENEVA ASSOCIATES MERCHANT BANKING PARTNERS I, LLC. Geneva Associates Merchant Banking Partners I, LLC and its affiliates shall have executed a written release from any fees, compensation, or other monies due from the Company or any of its Subsidiaries.

                  (u) [Intentionally omitted].

                  (v) TERMINATION OF MOTOR HOME LEASE. The August 1, 1998 lease between the Company and Jay Gordon for the 36-month lease of a motor home shall have been terminated.

                  (w) FOXCOM, INC. MEMORANDUM OF UNDERSTANDING. The November 23, 1999 Memorandum of Understanding between the Company and FOXCOM, Inc. shall have been terminated.

                  (x) DISSENTER PAYMENTS. No Shareholder shall have elected any dissenter rights or associated payments under Washington law, Revised Code of Washington Chapter 23B.13.

4.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY AND SHAREHOLDERS. The obligation of the Shareholders and the Company to consummate the transactions contemplated hereby will be subject to the fulfillment (or waiver by the Company and the Shareholders in their sole discretion), on or prior to the Effective Date, of the following additional conditions, which Acquiror agrees to use reasonable good faith efforts to cause to be fulfilled.

                  (a) REPRESENTATIONS, PERFORMANCE, ETC. Except for representations and warranties that are made only as of a certain date, the representations and warranties of Acquiror contained in this Agreement (i) will be true and correct in all material respects at and as of the date hereof and (ii) will be repeated and will be true and correct in all material respects on and as of the Effective Date with the same effect as though made at and as of such time. Acquiror and Subsidiary will have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Acquiror or Subsidiary prior to or on the Effective Date. Acquiror will have delivered to the Company and the Shareholders a certificate, dated the Effective Date and signed by its duly authorized officer, to the foregoing effect.

                  (b) CORPORATE PROCEEDINGS. All necessary corporate proceedings of Acquiror in connection with this Agreement and the transactions contemplated hereby and thereby, and all documents and instruments incident thereto, will be reasonably satisfactory in substance and form to the Company and the Shareholders and their counsel.

                  (c) FILING OF ARTICLES OF AMENDMENT. Acquiror shall prepare and file, contemporaneously with the Closing, Articles of Amendment setting forth the rights and preferences of the Series B Preferred Stock and Series C Preferred Stock, substantially in the form of Exhibit B.

                  (d) NEW CAPITAL. Acquiror will have received a minimum of $3,000,000 million of cash in respect of its sale of Series A Preferred Stock with substantially the rights and preferences set forth on Exhibit B, LESS all funds advanced or loaned by Acquiror to the Company prior to the Effective Date.

                  (e) NO MATERIAL ADVERSE EFFECT. No event, occurrence, fact, condition, change, development, or effect relating to Acquiror shall have occurred, exist, or come to exist since December 31, 2000, that, individually or in the aggregate, has constituted or resulted in or could reasonably be expected to constitute or result in, a material adverse effect.

                  (f) DELIVERY OF CERTIFICATES EVIDENCING THE PREFERRED STOCKS. Acquiror shall deliver to those Shareholders entitled to receive the Series B Preferred Stock and Series C Preferred Stock as set forth on Exhibit D of this Agreement, certificates evidencing such shares in the form acceptable to the Shareholders.

                  (g) ARTICLES OF AMENDMENT. Acquiror shall have filed with the State of Nevada Office of the Secretary of State (i) Articles of Amendment authorizing "blank check" preferred stock and (ii) the Articles of Amendment or certificate designating the rights and preferences of Acquiror's Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, in substantially the form of Exhibit B.

                  (h) EMPLOYMENT AGREEMENTS. Acquiror shall have executed and delivered an Employment Agreement with Jay Gordon, in the form of Exhibit G.

                  (i) CONVERSION OF PROMISSORY NOTES. Paul Moore shall have converted the $250,000 convertible note, dated February 2, 2001, into Acquiror Series A Preferred Stock, par value $.001 per share. Theodore Swindells shall have converted the $50,000 convertible note, dated March 7, 2001, into Acquiror Series A Preferred Stock, par value $.001 per share.

                  (j) SNELL & WILMER OPINION LETTER. The Company and the Shareholders shall have received an opinion addressed to the Shareholders and dated the Effective Date, from Snell & Wilmer LLP, counsel to Acquiror, in the form reasonably acceptable to the Company and its legal counsel.

                                    ARTICLE 5

                                   TERMINATION

5.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Date:

                  (a) by the written agreement of the Company and Acquiror;

                  (b) by the Company or Acquiror by written notice to the other party if the transactions contemplated hereby shall not have been consummated pursuant hereto by 5:00 p.m. Seattle, Washington, time on April 30, 2001, unless such date shall be extended by the mutual written consent of the Company and Acquiror;

                  (c) by Acquiror by written notice to the Company and Shareholders if (i) the representations and warranties of the Company and the Shareholders shall not have been true and correct in all material respects as of the date when made or (ii) if any of the covenants or conditions set forth in Sections 3.1, 4.1 or 4.2 shall not have been, or if it becomes apparent that any of such covenants or conditions will not be, fulfilled by 5:00 p.m. Seattle, Washington time on April 30, 2001 unless such failure shall be due to the failure of Acquiror to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Effective Date; or

                  (d) by the Company by written notice to Acquiror if (i) the representations and warranties of Acquiror shall not have been true and correct in all material respects as of the date when made or (ii) if any of the covenants or conditions set forth in Sections 3.2, 4.1 or
         4.3 shall not have been, or if it becomes apparent that any of such covenants or conditions will not be, fulfilled by 5:00 p.m. Seattle, Washington time on April 30, 2001 unless such failure shall be due to the failure of the Company or Shareholders to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by them prior to the Effective Date.

5.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to the provisions of Section 5.1, this Agreement will become void and have no effect, without any liability to any person in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, advisers, shareholders, or affiliates, except as specified in Section 8.1 and except for any liability resulting from such party's breach of this Agreement.

                                    ARTICLE 6

                                 INDEMNIFICATION

6.1 INDEMNIFICATION BY SHAREHOLDER. Each Shareholder, jointly and severally (but subject to the limitations of this Agreement), covenants and agrees to defend, indemnify and hold harmless the Company, Acquiror, and their respective officers, directors, employees, agents, advisers, representatives, and affiliates (collectively, the "Acquiror Indemnitees") from and against, and to pay or reimburse Acquiror Indemnitees for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies, or damages (whether absolute, accrued, conditional, or otherwise and whether or not resulting from third party claims) including without limitation any out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of:

                  (a) any inaccuracy of any representation or warranty made by the Company or the Shareholders herein or in connection herewith;

                  (b) any failure of the Company or any of the Shareholders to perform any covenant or agreement hereunder or to fulfill any other obligation in respect hereof;

                  (c) all Environmental Liabilities and Costs arising out of the Company's operations or its business prior to the Effective Date, to the extent constituting a breach of the representations and warranties in Article 6;

                  (d) the termination of, or failure to terminate, the ROE contracts identified on Exhibit 2.1(e)(1) to the Company Disclosure Schedule under the heading "Liability to Build-Out ROE Contracts (Dispose))"; and

                  (e) the Company Tax Returns that have not yet been filed for the years 1998, 1999, and 2000.

6.2 INDEMNIFICATION BY ACQUIROR. Acquiror covenants and agrees to defend, indemnify, and hold harmless the Shareholders (collectively, the "Shareholder Indemnitees") from and against any and all Losses resulting from or arising out of:

                  (a) any inaccuracy in any representation or warranty by Acquiror made or contained in this Agreement;

                  (b) any failure of Acquiror to perform any covenant or agreement made or contained in this Agreement or to fulfill any other obligation in respect hereof; and

                  (c) the operation of the Company following the Effective Date; except, in the case of clause (b) or (c), to the extent such Losses are attributable to acts or circumstances occurring prior to the Effective Date or constitute Losses for which the Shareholders are required to indemnify Acquiror Indemnitees under this Article 6.

6.3 ADJUSTMENTS TO INDEMNIFICATION PAYMENTS. Any payment made by the Shareholders to Acquiror Indemnitees, on the one hand, or by Acquiror to Shareholder Indemnitees, on the other hand, pursuant to this Article 6 in respect of any claim will be net of any insurance proceeds realized by and paid to the Indemnified Party or recovered from third parties in respect of such claim. The Indemnified Party will use its reasonable efforts to make insurance claims relating to any claim for which it is seeking indemnification pursuant to this Article 6 or to pursue third party claims; provided that the Indemnified Party will not be obligated to make such an insurance claim if the Indemnified Party in its reasonable judgment believes that the cost of pursuing such an insurance claim together with any corresponding increase in insurance premiums or other chargebacks to the Indemnified Party, as the case may be, would exceed the value of the claim for which the Indemnified Party is seeking indemnification.

6.4 INDEMNIFICATION PROCEDURES. In the case of any claim entitling a party hereto to indemnification (the "Indemnified Party"), notice will be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party will permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom; provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation will be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and
         (iii) the omission by any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, will consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the Indemnified Party may have available to it one or more defenses that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party will have the right at all times to participate in the defense, settlement, negotiations, or litigation relating to any such claim. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party will have the full right to defend against any such claim or demand and will be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party will cooperate in the defense of any claim or litigation subject to this Section 6.4 and the records of each will be available to the other with respect to such defense.

6.5 LIMITATIONS. Notwithstanding any other provision in this Section 6, the Acquiror Indemnitees shall be entitled to indemnification only if the aggregate Losses exceed twenty five thousand dollars ($25,000.00) (the "THRESHOLD AMOUNT"). The Losses to be paid by the Company and the Shareholders shall be satisfied solely from the shares subject to the Escrow Agreement and the Company and Shareholders shall have no other liability under this Article 6 or otherwise for matters covered by
         Section 6.1. Further, notwithstanding any other provision in this
         Section 6, Acquiror shall not be obligated to provide indemnification to the Shareholders until the aggregate Losses exceed the Threshold Amount, provided that no Shareholder shall be entitled to indemnification from Acquiror in an amount greater than the value of the Acquiror Stock, valued as of the Effective Date, held by such Shareholder. All claims for indemnification under Article 6 must be initiated on or before the later of (a) fifteen (15) months from the Effective Date or (b) completion of the audit of the Company for the year ended December 31, 2001 and delivery of the accountant's audit report and related financial statements to the Company. Acquiror agrees to cause such an audit to be undertaken and completed as soon as possible. Notwithstanding the foregoing, (x) the Losses to be paid by Company and Shareholders and arising out of or in respect of breaches and indemnification in respect of Section 2.1(gg) and Section 6.1(d), relating to the ROE contract terminations, shall be satisfied solely from the ROE Escrow Shares and the Company and the Shareholders shall have no other liability under this Article 6 or otherwise for such matters, and (y) the ROE Escrow Shares shall be available to satisfy claims in respect of breaches and indemnification in respect of Section 2.1(gg) and Section 6.1(d), relating to ROE contract terminations, and for no other purpose or claim whatsoever.

6.6 MONETARY IMPLICATIONS. Two shares of Series C Preferred, and that number of Newly Issued Shares of Acquiror Common Stock, Preferred Holders' Common Stock and Acquiror's common stock issued pursuant to
         Section 1.4(d) equal to 2 divided by the per share issuance price of the Series A Preferred Stock sold by the Acquiror prior to the

         Effective Date, to the extent constituting escrow shares, shall be used to satisfy each dollar of Losses to be paid to the Acquiror Indemnitees by the Company and the Shareholders. In addition, in the event the representations set forth in Section 2.1(b)(iv), or in Section 2.1(a) or (c), to the extent related to a Shareholder, of this Agreement, are not true with respect to any of the issued and outstanding capital stock of the Company held by such Shareholder, then indemnification for any Losses relating thereto shall be satisfied (a) first from the Escrow Shares constituting such Shareholder's Proportionate Stock Interest (as defined in the Escrow Agreement) and (b) then from all other Shareholders' Proportionate Stock Interest on a pro rata basis. In the event a release is made pursuant to item (b) of the previous sentence, by signing this Agreement, the Shareholder whose breach is responsible for such release pursuant to such item (b) agrees to indemnify the other Shareholders in respect of the shares lost as a result of such release.

6.7 BINDING EFFECT. The indemnification obligations of Acquiror and the Shareholders contained in this Section 6 are an integral part of this Agreement in the absence of which the parties would not have entered into this Agreement.

6.8 SOLE REMEDY. Indemnification under this Article 6 shall be the exclusive method of recovery for matters covered by it, regardless of whether a claim for such recovery is characterized as a claim under this Article 6, a claim for breach of representations, breach of contract, or otherwise.

                                    ARTICLE 7

                               DISPUTE RESOLUTION

7.1 DISPUTES. Any claim, dispute, or other matter in controversy (herein called "Dispute"), whether based on contract, tort, statute, or other legal theory (including but not limited to any claim of fraud or misrepresentation), arising out of or related to the Agreement or the breach thereof will be settled according to the procedures set forth in this Article 7 exclusively; PROVIDED, HOWEVER, that (a) any party may seek preliminary judicial relief if, in its judgment, such action is necessary to avoid irreparable damage during the pendency of such procedures, and (b) nothing in this Section 7.1 will prevent any party from exercising any rights of termination or suspension under applicable law.

7.2 DIRECT NEGOTIATION. The parties will endeavor in good faith to promptly resolve the Dispute by direct negotiations between individuals who have authority to settle such Dispute.

                  (a) Any party may give another party written notice of any Dispute not resolved in the normal course of business ("Notice of Dispute"). Within ten (10) days after delivery of the Notice of Dispute, the receiving party will submit to the other a written response. The notice and response will include a summary of the Dispute and a statement of each party's position. Within ten (10) days after delivery of the notice of dispute, the parties will meet at a mutually acceptable time and place, or telephonically, and thereafter as often as they reasonably deem necessary, to attempt to resolve the

         Dispute. All reasonable requests for information made by one party to the other will be honored.

                  (b) All negotiations pursuant to this Section are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

7.3 MEDIATION. If the Dispute has not been resolved by direct negotiations within sixty (60) days of the response (or due date for the response) to the disputing party's notice, or if the parties failed to meet within twenty (20) days, the parties will endeavor to settle the Dispute by mediation in Salt Lake City, Utah administered by the American Arbitration Association ("AAA") under its Commercial Mediation Rules in effect on the date of the Notice of Dispute.

                  (a) Unless otherwise agreed in writing by the parties, mediation will be commenced by notice of demand for mediation served by either party upon the other in the same manner as otherwise provided for notice in this Agreement, and with the AAA, within ten (10) days after the expiration of the period set forth in this Section 7.3 or on such other date as the parties mutually agree. The Notice of Demand for mediation will set forth with reasonable specificity the basis of the Dispute and the performance or relief sought.

                  (b) In the event either party to the Dispute has need for material information in the possession of the other in order to prepare for mediation, the parties will attempt in good faith to agree on procedures for the exchange of such information, with the help of the mediator, if required. Any discovery disputes will be resolved by the mediator.

                  (c) The mediation proceedings are confidential, and no stenographic, visual or audio record will be made. All conduct, statements, promises, offers, views, documents, records, papers, and opinions, whether oral or written, made or delivered in the course of the mediation proceedings by any of the parties to the Dispute, their agents, employees or representatives, and by the mediator (who will be the joint agent of the parties for the purpose of the mediation proceedings), are confidential and will be kept confidential by all parties to the Dispute and the mediator. Such conduct, statements, promises, offers, views, documents, records, papers, and opinions will not be discoverable or admissible for any purposes, and will not be disclosed to anyone not a party to the Dispute, unless required under applicable law; provided, however, that by agreement of the parties, the settlement agreement may be converted into an arbitration award, and the award, in turn, may be enforced by any court having jurisdiction.

7.4 ARBITRATION. If the parties have first attempted in good faith to resolve the Dispute by direct negotiations as provided in Section 7.2, mediation is initiated and the Dispute remains unresolved sixty (60) days after mediation is initiated, or on whatever date the mediator sooner determines, or the parties sooner agree in writing, that the Dispute cannot be resolved by mediation, then the Dispute will be settled by arbitration in Salt Lake City, Utah, in accordance with the then current Commercial Rules of Arbitration

         ("Arbitration Rules") of the AAA in effect on the date of this Agreement, as supplemented or modified by the following:

                  (a) Notice of demand for arbitration will be filed with the other party and AAA after the expiration of the period set forth in this Section 7.4 or such other date as the parties mutually agree.

                  (b) Notwithstanding any choice of law or other provisions of this Agreement to the contrary, the agreement to arbitrate set forth in this Article 7 will be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq. (the "Act"), which will not be superseded or supplemented by any other arbitration act, statute or regulation.

                  (c) In the event that all or a portion of the Dispute is the responsibility in whole or in part of a person who is under no obligation to arbitrate such matter with the parties in the same proceeding, then the parties will, in the absence of an agreement between them to the contrary, delay or stay any arbitration between them pending the determination, in a separate proceeding, of the responsibility and liability of or to such person for the Dispute or matter involved, provided that the parties will use their best efforts to cause any affiliate of such party to participate in such arbitration proceedings. Each party agrees that any arbitration instituted by such party under this Section 7.4 may, at the election of the other party, be consolidated with any other arbitration proceeding involving a common question of fact or law between the electing party and any other persons. In any Dispute concerning the application of this Section 7.4(c), the question of arbitrability will be decided by the appropriate court and not by arbitration.

                  (d) A party who files a notice of demand for arbitration must assert in the demand all claims, disputes or other matters then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when the claim had not matured at the time of the notice of demand or was acquired subsequently, the arbitration panel will permit amendment. In no event will a demand for arbitration be made when the institution of legal or equitable proceedings based on such Dispute would be barred by laches or any applicable statute of limitations; and whether or not a Dispute is time-barred will be decided by an appropriate court having jurisdiction and not by arbitration.

                  (e) If the claim in the Dispute does not exceed $100,000, there will be a single arbitrator selected by mutual agreement of the parties or, if the parties cannot agree on an arbitrator within ten
         (10) days, appointed according to the Arbitration Rules. If the claim in the Dispute exceeds $100,000, the arbitration panel will consist of three (3) members, one of whom will be selected by each party and the third, who will serve as chairman, will be selected by the two (2) so selected. If either party fails to select an arbitrator within ten (10) days after a demand for arbitration, or if the two arbitrators named by the parties fail to agree upon a third within ten (10) days after the last of them have been appointed, then AAA will select the arbitrator(s) not selected by the parties or the selected arbitrators. All arbitrators must be neutral and must be knowledgeable in the subject matter of the Dispute. At least two (2) of the arbitrators on the panel (or the single arbitrator, as the case may be) must be or have been a partner in a highly respected law firm for at least fifteen (15) years specializing in either general corporate or commercial transactional or litigation matters. The mediator who has served in that capacity under Section 7.3 or otherwise will not be eligible to serve as an arbitrator.

                  (f) In advance of the hearing, the arbitrator(s) may compel the parties to exchange a detailed statement of their claims, including the names and addresses of the witnesses and a brief description of the documents on which they intend to rely. The arbitrator(s) may exclude from the hearing the introduction of any evidence or the testimony of any witness not disclosed to the other party in advance as ordered by the arbitrator(s). The arbitrator(s) may also permit the oral depositions of the parties to be taken. However, there will be no other pre-hearing discovery unless and then only to the extent that all parties otherwise agree in writing.

                  (g) Except for good cause, or in case of emergency, the arbitration hearing will commence within sixty (60) days after the notice of demand for arbitration is given and will proceed during each business day thereafter until concluded.

                  (h) The award may not grant any relief that could not be granted in court litigation to resolve the Dispute under Utah law. A monetary award may only be made for compensatory damages, and if any other damages (whether exemplary, punitive, consequential or other) are included, the award will be vacated and remanded, or modified or corrected as appropriate to promote this damage limitation. The arbitration panel will award the prevailing party in the arbitration its reasonable attorneys' fees and costs incurred in connection with the arbitration. Any party who succeeds, by claim or counterclaim, in court proceedings to stay litigation or compel arbitration will also be entitled to recover all costs incurred in connection with such proceedings, including attorneys' fees to be awarded by the court. In addition, the arbitration panel will award the costs of administration by AAA as it may in its judgment decide.

                  (i) The arbitration award will be in writing and will include a statement of findings of fact and conclusions of law for the award. Except as otherwise expressly provided in this Section 7.4, the award rendered by the arbitrator(s) will be final and judgment may be entered upon it in accordance with the Act in any court having jurisdiction.

                  (j) Within fifteen (15) days after the date of the arbitration award, either party may request the arbitration panel to correct clerical, typographical or computational errors in the award and to make an additional award as to claims presented in the arbitration proceedings but not dealt with in the award.

                  (k) Either party can appeal to the U.S. District Court for the District of Utah if such court has jurisdiction, and otherwise to any state court of record in Salt Lake County, Utah having jurisdiction, to vacate and remand, or modify or correct the arbitration award for any of the grounds specified in the Act.

                  (l) At the request of either party, but only if contained in the initial written demand for arbitration or in the initial response to the demand, the arbitration proceedings will be conducted in secrecy. In such case (i) the fact of the pending arbitration will not be disclosed or confirmed by the parties or the arbitration panel to any person who is not a party to, or called to testify at, the proceedings until the arbitration award has been made, (ii) the proceedings will not be recorded or transcribed in any manner, and (iii) all documents, testimony and records (other than the contract documents out of which the Dispute arises) will be received, heard and maintained by the arbitrator in secrecy, available for inspection only by the parties, their attorneys and by experts who will agree, in advance and in writing, to receive all such information in secrecy. Also in such case, the information will not be described in the arbitration award in such manner as to be commercially useful.

                                    ARTICLE 8

                                  MISCELLANEOUS

8.1 EXPENSES. Subject to Closing, Acquiror will bear $25,000 of all expenses, costs, and fees (including attorneys', auditors', and financing commitment fees) in connection with the transactions contemplated hereby, including the preparation, execution, and delivery of this Agreement and compliance herewith (the "Transaction Expenses"). However, if the Transaction Expenses exceed $25,000, the Shareholders shall be responsible for the Transaction Expenses that exceed $25,000.

8.2 SEVERABILITY. If any provision of this Agreement, including any phrase, sentence, clause, section, or subsection is inoperative or unenforceable for any reason, such circumstances will not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

8.3 NOTICES. All notices, demands, and other communications provided for hereunder will be in writing (including facsimile or similar transmission) and mailed (by U.S. certified mail, Return receipt requested, postage prepaid), sent, or delivered (including by way of overnight courier service),

                  (a) if to Acquiror:     Optika Investment Company, Inc.
                                          8450 E. Crescent Parkway
                                          Suite 100
                                          Greenwood Village, Colorado 80111
                                          Attention: John Evans
                                          Telecopy:  (720) 889-0153

                       with a copy to:    Snell & Wilmer L.L.P.
                                          15 West South Temple, Suite 1200
                                          Gateway Tower West
                                          Salt Lake City, Utah 84101
                                          Attention:  John G. Weston
                                          Telecopy:  (801) 257-1800

                  (b) if to the Company:  Cable Concepts, Inc.
                                          14220 Interurban Ave. South
                                          Suite 134
                                          Seattle, WA 98168
                                          Attention: Jay Gordon
                                          Telecopy:  (206) 277-0554

                      with copies to:     Preston Gates & Ellis LLP
                                          701 Fifth Avenue, Suite 5000
                                          Seattle, Washington 98104-7078
                                          Attention:  Stephan Coonrod
                                          Telecopy: (206) 623-7022

                                          Geneva Associates Merchant Banking
                                          Partners I, LLC
                                          P.O. Box 21962
                                          Greensboro, North Carolina 27420
                                          Attention:  Ron Stanley
                                          Telecopy:  (336) 275-9155

                  (c) if to a Shareholder, to the address set forth below such Shareholder's signature on the Signature pages to this Agreement.

         or, as to any party, to such other person and/or at such other address or number as shall be designated by such party in a written notice to the other party. All such notices, demands, and communications, if mailed, will be effective upon the earlier of (i) actual receipt by the addressee, (ii) the date shown on the return receipt of such mailing, or (iii) three (3) days after deposit in the mail. All such notices, demands, and communications, if not mailed, will be effective upon the earlier of (i) actual receipt by the addressee, (ii) with respect to facsimile and similar electronic transmission, the earlier of (x) the time that electronic confirmation of a successful transmission is received, or (y) the date of transmission, if a confirming copy of the transmission is also mailed as described above on the date of transmission, and (iii) with respect to delivery by overnight courier service, the day after deposit with the courier service, if delivery on such day by such courier is confirmed with the courier or the recipient orally or in writing.

8.4 HEADINGS. The headings contained in this Agreement are for purposes of convenience only and will not affect the meaning or interpretation of this Agreement.

8.5 ENTIRE AGREEMENT. This Agreement (including the Company Disclosure Schedules and the exhibits hereto) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

8.6 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which will be deemed an original and all of which will together constitute one and the same instrument.

8.7 GOVERNING LAW, ETC. This Agreement will be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Utah, without giving effect to the conflict of laws rules thereof.

8.8 BINDING EFFECT. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

8.9 ASSIGNMENT. This Agreement will not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto.

8.10 NO THIRD PARTY BENEFICIARIES. Except as provided in Article 6 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement will confer any rights upon any person or entity other than the parties hereto and their respective, successors, and permitted assigns. Without limiting the generality of the foregoing, no provision of this Agreement will constitute an offer, guaranty, or contract of employment.

8.11 AMENDMENT; WAIVERS, ETC. No amendment, modification, or discharge of this Agreement, and no waiver hereunder, will be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge, or waiver is sought. Any such waiver will constitute a waiver only with respect to the specific matter described in such writing and will in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, will be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant, or agreement, or failure to fulfill any condition will in no way be limited by the fact that the act, omission, occurrence, or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant, or agreement as to which there is no inaccuracy or breach. The representations and warranties of the Company and the Shareholders will not be affected or deemed waived by reason of any investigation made by or on behalf of Acquiror (including but not limited to, by any of its advisors, consultants, or representatives) or by reason of the fact that Acquiror or any of such advisors, consultants, or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

8.12 LEGAL COUNSEL. Each Shareholder hereby acknowledges that Preston Gates & Ellis LLP represents the Company solely and that such Shareholder has had opportunity to consult with his or her own advisors, including, but not limited to, legal and tax advisors.

8.13 RELEASE. Effective as of the Effective Date, and except as to claims under this Agreement, rights with respect to debt owed, salary, vacation pay, benefits, and reimbursements of employment-related expenses, each Shareholder hereby irrevocably waives and releases all known and unknown claims such Shareholder may have against the Company, Acquiror, any of the Company's subsidiaries, any of the Acquiror's subsidiaries, or any present and former directors, officers, agents, and employees of the Company, Acquiror, any of the Company's subsidiaries, or any of the Acquiror's subsidiaries, from any and all actions, claims, causes of action, or liabilities of any nature, in law or equity, known or unknown, and whether or not heretofore asserted, which such Shareholder ever had, now has, or hereafter can, will, or may have against any of the foregoing, upon or by reason of any matter, cause, or thing whatsoever from the formation of the Company and each of the Company's subsidiaries to the Effective Date.

8.14 SPOUSAL CONSENTS. Each of the Shareholders which are natural persons, whose shares of stock of the Company constitute community or marital property under the laws of any applicable jurisdiction, shall cause their spouse to execute and deliver to the Company a consent (the "Consent") to the transactions contemplated by this Agreement with respect to such shares of stock of the Company, which Consent shall be in the form of Exhibit J. Any Shareholder that does not deliver to the Company such Consent, hereby represents and warrants to Acquiror that the shares of stock of the Company owned by such Shareholder do not constitute community or marital property under the laws of any applicable jurisdiction.

8.15     OTHER TAX MATTERS.

                  (a) COOPERATION. Acquiror and Shareholders shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of all Tax Returns the due date of which occurs after the date of the Closing and any audit, litigation or other proceeding with respect to Taxes of the Company; provided that no Shareholder shall be required to prepare or file any Tax Return of the Company. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Shareholders agree to, and Acquiror agrees to cause the Company to, retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the date of the Closing until the expiration of the statute of limitations (including any extension thereof) of the respective taxable periods and to abide by all record retention agreements entered into with any taxing authority. So long as taxable periods of, or related to the Company ending on or before the date of the Closing remain open, Acquiror will, and will cause the Company to, promptly notify Shareholders in writing of any pending or threatened tax audits or assessments for which Shareholders have or may have liability. Shareholders will promptly notify Acquiror and the Company in writing of any written or other notification received by Shareholders from the Internal Revenue Service or any other taxing authority of any proposed adjustment raised in connection with a tax audit, examination, proceeding or determination of a taxable period of the Company ending on or before the date of the Closing.

                  (b) TAX REFUNDS. Any refunds of Taxes of the Company received following the Effective Date by the Shareholders, the Company, or the Acquiror shall be the property of the Company.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                       OPTIKA INVESTMENT COMPANY, INC.


                                       By:    __________________________________
                                       Name:  __________________________________
                                       Title: __________________________________

                                       DD ACQUISITION, INC.


                                       By:    __________________________________
                                       Name:  __________________________________
                                       Title: __________________________________

                                       CABLE CONCEPTS, INC.


                                       By:    __________________________________
                                       Name:  __________________________________
                                       Title: __________________________________

                                     SHAREHOLDERS:

                                     CLASS A COMMON STOCK SHAREHOLDERS:



-------------------------------      -------------------------------------------
Jay Gordon                           Cheryl Gordon
5424 South 292nd Place               5424 South 292nd Place
Auburn, WA 98001                     Auburn, WA 98001


-------------------------------      -------------------------------------------
Gary Langendoen                      Alan Willett
319 Vaquero Road                     1216 Pine #300
Arcadia, CA 91007                    Seattle, WA 98101


-------------------------------      -------------------------------------------
Holly Burgin                         Michael Laux
2861 Club Drive                      826 101st Avenue SE
Los Angeles, CA 90064                Bellevue, WA 98004


-------------------------------      -------------------------------------------
Rich Baxter                          Blue Ridge Investors II Limited Partnership
10112 53rd Avenue W.                 By:
Mukilteo, WA 98275                   Its:
                                     P. O. Box 21962
                                     Greensboro, NC 27420


--------------------------------------
Willett, Zevenbergen & Bennett, L.L.C.
By:
Its:
1216 Pine Street, Suite 300
Seattle, WA 98101-1944

                               CLASS B COMMON STOCK SHAREHOLDERS:


                                     -------------------------------------------
                                     Blue Ridge Investors II Limited Partnership
                                     By:
                                     Its:
                                     P. O. Box 21962
                                     Greensboro, NC 27420


                                     -------------------------------------------
                                     Geneva Associates Merchant Banking
                                     Partners I, LLC
                                     By:
                                     Its:
                                     P. O. Box 21962
                                     Greensboro, NC 27420

                                              CLASS C COMMON STOCK SHAREHOLDERS:



-----------------------------------------       --------------------------------
Geneva Associates Merchant Banking Partners     Geneva Associates LLC
I, LLC                                          By:
By:                                             Its:
Its:                                            P. O. Box 21962
P. O. Box 21962                                 Greensboro, NC 27420
Greensboro, NC 27420


-----------------------------------------       --------------------------------
Potpourri Press Profit Sharing & Trust          William J. Armfield, IV
By:                                             P. O. Box 1510
Its:                                            Greensboro, NC 27420
3510 Bromley Woods
Greensboro, NC 27410


-----------------------------------------       --------------------------------
Thomas R. Sloan                                 Myron H. Reinhart
705 Sunset Drive                                89 Brennan Road
Greensboro, NC 27408                            Richmond, VA 23229


-----------------------------------------       --------------------------------
Badger Capital I, LLC                           John Peterman
By:                                             Whiteco Industries
Its:                                            1000 E. 80th Place, Suite 700-N
11-D Park Village Lane                          Merrillville, IN 46410
Greensboro, NC 27455


-----------------------------------------
George Perkins
Frontier Spinning Mills
1823 Boone Trail Road
Sanford, NC 27330

                                         CLASS D COMMON STOCK SHAREHOLDERS:



-----------------------------------------       --------------------------------
John Peterman                                   J. Gregory Poole, Jr.
Whiteco Industries                              Thetford Investment Management
1000 E. 80th Place, Suite 700-N                 823 East Main Street, Suite 1313
Merrillville, IN 46410                          Richmond, VA 23219


-----------------------------------------       --------------------------------
Dalton L. McMichael                             Royce Reynolds Revocable Trust
505 W. Murphy Street                            By:
Madison, NC 27025                               Its:
                                                3633 West Wendover Avenue
                                                Greensboro, NC 27407


-----------------------------------------       --------------------------------
Dean White                                      Charles Winston
Whiteco Industries                              2626 Glenwood Avenue, Suite 200
1000 E. 80th Place, Suite 700-N                 Raleigh, NC 27608
Merrillville, IN 46410


-----------------------------------------       --------------------------------
Geneva Associates Advisors, LLC                 Michael Eric Nortman
By:                                             Prime Residential
Its:                                            1225 West Webster Avenue
P. O. Box 21962                                 Chicago, IL 60614
Greensboro, NC 27420


-----------------------------------------
Namtron Family Trust
By:
Its:
1225 West Webster Avenue
Chicago, IL 60614

                                     ANNEX G

                            INTENTIONALLY LEFT BLANK





















                                       G

ANNEX H  DISSENTER'S DEMAND FOR PAYMENT

                                     ANNEX H

                         DISSENTER'S DEMAND FOR PAYMENT



         TO:           Optika Investment Company, Inc.
                       8450 East Crescent Parkway, Suite 100
                       Greenwood Village, CO 80111-2818
                       Attn: Edward P. Mooney



         THE UNDERSIGNED, being the beneficial owner of _____________ shares of common stock of Optika Investment Company, Inc., hereby dissents to the merger of Optika into its newly formed Delaware subsidiary -- USA Broadband Corporation and hereby exercises dissenter's rights pursuant to Section 78.471 to 78.501 of the Nevada General Corporation Law. Demand is hereby made for fair market value of the shares described above. Enclosed herewith is Stock Certificate No. _____ representing beneficial ownership of ___________ shares of common stock of Optika, to be deposited with Optika pursuant to the requirements of Nevada law.

                                     ANNEX I

      DDC AUDITED FINANCIALS FOR FISCAL YEARS ENDING JUNE 30, 1999 AND JUNE
          30, 2000; UNAUDITED FINANCIALS FOR THE INTERIM PERIOD ENDING
       MARCH 31, 2001; PRO FORMA FINANCIAL STATEMENT FOR OPTIKA AND DDC AS
                               OF MARCH 31, 20001

                          INDEX TO FINANCIAL STATEMENTS

                                                                                PAGE
INDEPENDENT AUDITOR'S REPORT ...................................................   3

BALANCE SHEETS - March 31, 2001 (unaudited), and June 30, 2000 and 1999 ........   4

STATEMENTS OF OPERATIONS - For the Nine Months ended March 31, 2001
   and 2000 (unaudited), and the Years Ended June 30, 2000 and 1999 ............   5

STATEMENTS OF STOCKHOLDERS' EQUITY - For the Nine Months Ended
   March 31, 2001 (unaudited), and the Years Ended June 30, 2000 and 1999 ......   6

STATEMENTS OF CASH FLOWS - For the Nine Months Ended March 31, 2001
   and 2000 (unaudited), and the Years Ended June 30, 2000 and 1999 ............   7

NOTES TO FINANCIAL STATEMENTS ..................................................   8


                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Cable Concepts, Inc.
Seattle, Washington

We have audited the accompanying balance sheets of Cable Concepts, Inc. d/b/a (Direct Digital Communications, Inc.) as of June 30, 2000 and 1999, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cable Concepts, Inc. as of June 30, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


HEIN + ASSOCIATES LLP
Denver, Colorado

May 11, 2001

                              CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)
                                 BALANCE SHEETS

                                                                          MARCH 31,                     JUNE 30,
                                                                         ------------       -------------------------------
                                                                             2001               2000              1999
                                                                         ------------       ------------       ------------
                                                                         (unaudited)
                                     ASSETS
CURRENT ASSETS:
   Cash                                                                  $     92,000       $      2,000       $    320,000
   Accounts receivable, net of allowance for doubtful accounts
      of $195,000 (unaudited), and $20,000, respectively                      517,000            156,000             85,000
   Prepaid expenses and other current assets                                   54,000             65,000             48,000
                                                                         ------------       ------------       ------------
         Total current assets                                                 663,000            223,000            453,000
PROPERTY AND EQUIPMENT:
   Cable properties                                                        13,741,000          5,921,000          1,328,000
   Cable equipment                                                          1,815,000          1,350,000            590,000
   Furniture and equipment                                                     98,000             66,000             30,000
   Computer software and equipment                                            226,000            149,000            121,000
   Vehicles                                                                    49,000             49,000             49,000
                                                                         ------------       ------------       ------------
                                                                           15,929,000          7,535,000          2,118,000
   Less accumulated depreciation                                           (2,053,000)          (975,000)          (415,000)
                                                                         ------------       ------------       ------------
         Net property and equipment                                        13,876,000          6,560,000          1,703,000
OTHER ASSETS                                                                  330,000            222,000             78,000
                                                                         ------------       ------------       ------------
TOTAL ASSETS                                                             $ 14,869,000       $  7,005,000       $  2,234,000
                                                                         ============       ============       ============
                                                                                                               ------------
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Line-of-credit                                                        $  2,250,000       $    500,000       $    250,000
   Current portion of long-term debt and capital lease obligations,
      net of discount of $0 (unaudited), $190,000 and $0                    4,183,000          2,169,000             37,000
   Accounts payable                                                         3,759,000          1,259,000            395,000
   Accrued liabilities                                                        556,000            154,000            135,000
                                                                         ------------       ------------       ------------
         Total current liabilities                                         10,748,000          4,082,000            817,000
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of
   current portion                                                          1,872,000            420,000             21,000
DEFERRED REVENUES                                                             693,000            410,000            210,000
OTHER LIABILITIES                                                             197,000            101,000             48,000
COMMITMENTS AND CONTINGENCIES (Notes 6 and 12)
STOCKHOLDERS' EQUITY:
   Preferred stock, $.001 par value; 2,500,000 shares authorized;
      none issued and outstanding                                                  --                 --                 --
   Class A common stock, $.001 par value; 9,033,958 shares
      authorized; 900,438 (unaudited), 848,798 and 861,827
      outstanding, respectively                                                 1,000              1,000              1,000
   Class B common stock, $.001 par value; 1,250,000 shares
      authorized; 634,630 (unaudited), 634,630 and 563,524
      outstanding, respectively                                                 1,000              1,000              1,000
   Class C common stock, $.001 par value; 850,000 shares
      authorized; 573,755 (unaudited), 463,785 and 0
      outstanding, respectively                                                 1,000                 --                 --
   Class D common stock, $.001 par value, 800,000 shares
      authorized 332,873 (unaudited), 0 and 0 outstanding,
      respectively                                                                 --                 --                 --
   Additional paid in capital                                               8,688,000          5,797,000          2,842,000
   Accumulated deficit                                                     (7,332,000)        (3,807,000)        (1,706,000)
                                                                         ------------       ------------       ------------
         Total stockholders' equity                                         1,359,000          1,992,000          1,138,000
                                                                         ------------       ------------       ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $ 14,869,000       $  7,005,000       $  2,234,000
                                                                         ============       ============       ============

              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                              CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)
                            STATEMENTS OF OPERATIONS

                                                    FOR THE NINE MONTHS                 FOR THE YEARS ENDED
                                                      ENDED MARCH 31,                        JUNE 30,
                                              -----------------------------       -----------------------------
                                                 2001              2000              2000               1999
                                              -----------       -----------       -----------       -----------
                                              (unaudited)       (unaudited)
REVENUES:
     Operations                               $ 2,704,000       $   903,000       $ 1,382,000       $   688,000
     Construction                                 245,000           180,000           186,000           774,000
                                              -----------       -----------       -----------       -----------
          Total revenues                        2,949,000         1,083,000         1,568,000         1,462,000

COST OF REVENUES:
     Operations                                   724,000           192,000           260,000           199,000
     Construction                                  66,000            94,000           112,000           327,000
                                              -----------       -----------       -----------       -----------
          Total cost of revenues                  790,000           286,000           372,000           526,000
                                              -----------       -----------       -----------       -----------
               Gross profit                     2,159,000           797,000         1,196,000           936,000

OPERATING EXPENSES:
     Selling, general and administrative        3,254,000         1,753,000         2,380,000         2,153,000
     Depreciation                               1,078,000           373,000           560,000           292,000
                                              -----------       -----------       -----------       -----------
           Total operating expenses             4,332,000         2,126,000         2,940,000         2,445,000
                                              -----------       -----------       -----------       -----------
               Loss from operations            (2,173,000)       (1,329,000)       (1,744,000)       (1,509,000)

OTHER INCOME (EXPENSE):
     Interest expense, net                     (1,352,000)         (231,000)         (392,000)          (83,000)
     Other income (expense), net                       --            35,000            35,000           (27,000)
                                              -----------       -----------       -----------       -----------
NET LOSS                                      $(3,525,000)      $(1,525,000)      $(2,101,000)      $(1,619,000)
                                              ===========       ===========       ===========       ===========

              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                              CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                   FOR THE YEARS ENDED JUNE 30, 1999 AND 2000,
              AND THE NINE MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                         CLASS A             CLASS B              CLASS C               CLASS D
                                      COMMON STOCK         COMMON STOCK         COMMON STOCK         COMMON STOCK
                                  -------------------    -----------------    -----------------    ----------------
                                   SHARES      AMOUNT    SHARES     AMOUNT    SHARES     AMOUNT    SHARES    AMOUNT
                                  --------     ------    -------    ------    -------    ------    -------   ------
BALANCE, at July 1, 1998           821,658     $1,000         --    $   --         --    $   --         --    $ --
 Issuance of Class A common
  stock, net of costs               40,169         --         --        --         --        --         --      --
 Issuance of Class B common
  stock, net of costs                   --         --    563,524     1,000         --        --         --      --
 Contributed capital                    --         --         --        --         --        --         --      --
 Stock option compensation              --         --         --        --         --        --         --      --
 Net loss                               --         --         --        --         --        --         --      --
                                  --------     ------    -------    ------    -------    ------    -------    ----
BALANCE, at June 30, 1999          861,827      1,000    563,524     1,000         --        --         --      --
                                  --------     ------    -------    ------    -------    ------    -------    ----
 Issuance of Class C common
  stock, net of costs                   --         --         --        --    463,785        --         --      --
 Class B common stock issued
  for conversion of debt                --         --     71,106        --         --        --         --      --
 Repurchase of options                  --         --         --        --         --        --         --      --
 Repurchase and cancellation
  of shares                        (13,029)        --         --        --         --        --         --      --
 Warrants issued for
  financing costs                       --         --         --        --         --        --         --      --
 Net loss                               --         --         --        --         --        --         --      --
                                  --------     ------    -------    ------    -------    ------    -------    ----
BALANCE, at June 30, 2000          848,798      1,000    634,630     1,000    463,785        --         --      --
 Conversion of note payable
  to Class C common stock,
  net of costs (unaudited)              --         --         --        --     95,602     1,000         --      --
 Issuance of Class C shares,
  net of costs (unaudited)              --         --         --        --     14,368        --         --      --
 Issuance of Class D shares,
  net of costs (unaudited)              --         --         --        --         --        --    332,873      --
 Exercise of options
  (unaudited)                       51,640         --         --        --         --        --         --      --
 Warrants issued for financing
  costs (unaudited)                     --         --         --        --         --        --         --      --
 Net loss (unaudited)                   --         --         --        --         --        --         --      --
                                  --------     ------    -------    ------    -------    ------    -------    ----
BALANCE, at March 31, 2001
 (unaudited)                       900,438     $1,000    634,630    $1,000    573,755    $1,000    332,873    $ --
                                  ========     ======    =======    ======    =======    ======    =======    ====

                                   ADDITIONAL                         TOTAL
                                    PAID IN       ACCUMULATED     STOCKHOLDERS'
                                    CAPITAL         DEFICIT          EQUITY
                                  -----------     -----------     -----------
BALANCE, at July 1, 1998          $    61,000     $   (87,000)    $   (25,000)
 Issuance of Class A common
  stock, net of costs                 123,000              --         123,000
 Issuance of Class B common
  stock, net of costs               2,317,000              --       2,318,000
 Contributed capital                   90,000              --          90,000
 Stock option compensation            251,000              --         251,000
 Net loss                                  --      (1,619,000)     (1,619,000)
                                  -----------     -----------     -----------
BALANCE, at June 30, 1999           2,842,000      (1,706,000)      1,138,000
                                  -----------     -----------     -----------
 Issuance of Class C common
  stock, net of costs               2,183,000              --       2,183,000
 Class B common stock issued
  for conversion of debt              480,000              --         480,000
 Repurchase of options                (40,000)             --         (40,000)
 Repurchase and cancellation
  of shares                           (55,000)             --         (55,000)
 Warrants issued for
  financing costs                     387,000              --         387,000
 Net loss                                  --      (2,101,000)     (2,101,000)
                                  -----------     -----------     -----------
BALANCE, at June 30, 2000           5,797,000      (3,807,000)      1,992,000
 Conversion of note payable
  to Class C common stock,
  net of costs (unaudited)            474,000              --         475,000
 Issuance of Class C shares,
  net of costs (unaudited)             71,000              --          71,000
 Issuance of Class D shares,
  net of costs (unaudited)          1,538,000              --       1,538,000
 Exercise of options
  (unaudited)                              --              --              --
 Warrants issued for financing
  costs (unaudited)                   808,000              --         808,000
 Net loss (unaudited)                      --      (3,525,000)     (3,525,000)
                                  -----------     -----------     -----------
BALANCE, at March 31, 2001
 (unaudited)                      $ 8,688,000     $(7,332,000)    $ 1,359,000
                                  ===========     ===========     ===========


              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                              CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)
                            STATEMENTS OF CASH FLOWS

                                                                 FOR THE NINE MONTHS ENDED              FOR THE YEARS ENDED
                                                                        MARCH 31,                            JUNE 30,
                                                              -----------------------------       -----------------------------
                                                                 2001              2000              2000              1999
                                                              -----------       -----------       -----------       -----------
OPERATING ACTIVITIES:                                         (unaudited)       (unaudited)
     Net loss                                                 $(3,525,000)      $(1,525,000)      $(2,101,000)      $(1,619,000)
     Adjustments to reconcile net loss to net cash from
        operating activities:
          Allowance for bad debts                                 175,000                --                --                --
          Depreciation                                          1,078,000           373,000           560,000           292,000
          Stock option compensation                                    --                --                --           251,000
          Loss on disposition of property and equipment                --                --                --            35,000
          Amortization of note discount                           190,000            72,000            95,000                --
          Amortization of deferred financing costs                862,000            15,000            66,000                --
          Changes in operating assets and liabilities:
               Accounts receivable                               (536,000)           (9,000)          (71,000)          128,000
               Prepaid expenses and other current assets           11,000           (33,000)          (17,000)          (48,000)
               Inventories                                             --                --                --           137,000
               Other assets                                       154,000           (54,000)          (97,000)          (28,000)
               Accounts payable                                 2,395,000           159,000           864,000            64,000
               Payable to shareholder                                  --                --                --           (47,000)
               Accrued liabilities                                402,000            21,000            19,000            90,000
               Deferred revenues                                  229,000           159,000           200,000           211,000
               Other liabilities                                   96,000            (6,000)           53,000            35,000
               Other                                              (69,000)               --                --           (56,000)
                                                              -----------       -----------       -----------       -----------
          Net cash provided by (used in) operating
               activities                                       1,462,000          (828,000)         (429,000)         (555,000)
                                                              -----------       -----------       -----------       -----------
INVESTING ACTIVITIES:
     Purchases of property and equipment                         (574,000)         (402,000)         (823,000)         (584,000)
     Capitalized cable properties                              (7,820,000)       (2,811,000)       (4,594,000)         (965,000)
     Proceeds from sale of assets                                      --                --                --           105,000
     Payment of life insurance premiums                            (8,000)           (8,000)          (11,000)          (11,000)
                                                              -----------       -----------       -----------       -----------
          Net cash used in investing activities                (8,402,000)       (3,221,000)       (5,428,000)       (1,455,000)
                                                              -----------       -----------       -----------       -----------
FINANCING ACTIVITIES:
     Payments on line-of-credit                                        --          (575,000)       (4,500,000)       (1,337,000)
     Net borrowings on line-of-credit                           1,750,000         1,400,000         4,750,000         1,193,000
     Proceeds from long-term debt borrowings and capital
         lease obligations                                      3,671,000         3,067,000         4,349,000            21,000
     Principal payments on long-term debt and capital
         lease obligations                                             --           (68,000)       (1,148,000)          (78,000)
     Proceeds from common stock issuance, net of costs          1,609,000                --         2,183,000         2,441,000
     Repurchase of common stock                                        --           (55,000)          (55,000)               --
     Repurchase of outstanding options                                 --           (40,000)          (40,000)               --
     Contributed capital                                               --                --                --            90,000
                                                              -----------       -----------       -----------       -----------
          Net cash provided by financing activities             7,030,000         3,729,000         5,539,000         2,330,000
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN CASH                                    90,000          (320,000)         (318,000)          320,000
CASH, at beginning of period                                        2,000           320,000           320,000                --
                                                              -----------       -----------       -----------       -----------
CASH, at end of period                                        $    92,000       $        --       $     2,000       $   320,000
                                                              ===========       ===========       ===========       ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
     Cash paid for interest                                   $   138,000       $   144,000       $   393,000       $    83,000
                                                              ===========       ===========       ===========       ===========
     Cash paid for income taxes                               $        --       $        --       $        --       $        --
                                                              ===========       ===========       ===========       ===========
NON-CASH TRANSACTIONS:
     Warrants issued for financing costs                      $   808,000       $   102,000       $   387,000       $        --
                                                              ===========       ===========       ===========       ===========
     Common stock issued for conversion of notes payable      $   475,000       $        --       $   480,000       $        --
                                                              ===========       ===========       ===========       ===========

              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


1.   ORGANIZATION AND NATURE OF OPERATIONS:

     Cable Concepts, Inc. (d/b/a Direct Digital Communications, Inc.) (the "Company") is a Washington corporation. The Company is in the business of constructing and managing cable systems for both owned properties and for real estate developers and cable operators throughout the United States. In 1997, the Company signed a System Operator Agreement with DIRECTV which allows them to install and manage DIRECTV systems, as well as act as a commissioned sales representative for DIRECTV programming packages.

     The Company is subject to risks inherent in any business enterprise. These risks include, but are not limited to, regulatory requirements, technology changes, increasing competition and changes in customer demand.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     REVENUE RECOGNITION - Construction revenues are recognized on the percentage-of-completion method. Construction costs related to costs of construction revenues consist only of amounts directly applicable or allocable to the construction project. Adjustments to construction cost estimates are made in the periods in which the facts requiring such revisions become known. When the revised estimate indicates a loss, such loss would be provided for currently. At June 30, 2000 no construction projects for external customers were in process. Operations revenues are recognized as services are earned, generally on a monthly basis.

     PROPERTY AND EQUIPMENT - Property and equipment is stated at historical cost. Cable properties are constructed internally. Included in the costs are all direct materials, direct labor, and internal overhead costs. The internal overhead costs are applied at a fixed rate per unit constructed, which represents management's estimate of capitalizable overhead costs. For the years ended June 30, 2000 and 1999, the Company capitalized overhead costs of $1,580,000 and $114,000, respectively. Significant additions and improvements are capitalized. Repairs and maintenance are expensed as incurred. Upon disposition of equipment, gains or losses are reflected in the statement of operations.

     Depreciation is computed on property and equipment using the straight-line method over the following estimated useful lives:

          Cable equipment                              3 to 7 years
          Furniture and equipment                      3 to 7 years
          Computer software and equipment              3 to 5 years
          Vehicles                                     5 years
          Cable properties                             Life of Right of Entry Agreement
                                                       (generally 10 to 12 years)


                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     IMPAIRMENT OF LONG-LIVED ASSETS - In the event that facts and circumstances indicate that the cost of assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market or discounted cash flow value is required.

     INVENTORY - The Company is not holding any inventory on an ongoing basis. This is a result of the Company's business focus. During the year ended June 30, 1999, $136,639 of inventory was written off.

     CONCENTRATION OF CREDIT RISK - Financial instruments that potentially subject the Company to a concentration of credit risk principally consist of accounts receivable. The Company provides credit in the form of accounts receivable to real estate developers, construction companies and cable operators. The Company also performs ongoing credit evaluations of its customers' financial condition, and generally does not require collateral to support customer receivables. An allowance for doubtful accounts is maintained for potential credit losses.

     DEFERRED REVENUE - Deferred revenues arise from the Company's reimbursement received for certain fixed assets purchased. These amounts are amortized into income on the straight-line basis over three years, which represents the estimated useful life of the related assets.

     INCOME TAXES - The Company accounts for income taxes under the liability method whereby deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     SPLIT DOLLAR LIFE INSURANCE - The Company maintains a split dollar life insurance policy on its president. The Company records a note receivable for premiums paid. Upon retirement or death of the executives, all premiums paid will be reimbursed by the insurance company.

     COST OF REVENUES - Cost of revenues includes direct materials and direct labor on cable systems built and sold and direct labor on maintaining cable systems built and held.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     STOCK-BASED COMPENSATION - The Company has adopted the disclosure only provisions of Statement of Financial Accounting Standards (SFAS) No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. The Company applies Accounting Principles Board (APB) Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and related interpretations in accounting for its employee stock benefit plans.

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)

     LIQUIDITY - The Company has generated significant losses from operations in each of the past two years, and has a working capital deficit of $3,859,000 at June 30, 2000. Subsequent to June 30, 2000, the Company obtained additional equity and debt financing of $4,400,000 and acquired additional cable properties which management believes will increase operating cash flow. Management believes that these actions will enable the Company to continue as a going concern through at least June 30, 2001. In order to execute its business plan, the Company will need to raise additional equity to fund the build out of existing cable properties and acquisition of additional properties and, ultimately, achieve profitable operations.

     UNAUDITED INFORMATION - The balance sheet as of March 31, 2001 and the statements of operations for the nine month periods ended March 31, 2001 and 2000 were taken from the Company's books and records without audit. However, in the opinion of management, such information includes all adjustments (consisting only of normal recurring accruals) which are necessary to properly reflect the financial position of the Company as of March 31, 2001 and the results of operations and cash flows for the nine months ended March 31, 2001 and 2000.

3.   ACQUISITIONS:

     In September 2000, the Company purchased the assets of certain cable properties located in North and South Dakota for an adjusted purchase price of approximately $1,041,000.

     Also in September 2000, the Company purchased the assets of certain cable properties located in California and Texas for an adjusted purchase price of approximately $1,004,000.

4.   LINE OF CREDIT:

     At June 30, 2000 and 1999, the Company had a $1,500,000 line-of-credit agreement (the "agreement") which expires on May 15, 2001. The line-of-credit is collateralized by certain real estate. Advances under the agreement accrue interest at the bank's prime rate plus 1.75% (11.25% at June 30, 2000). The agreement requires the Company to meet certain financial covenants regarding minimum tangible net worth and ratio of total liabilities to tangible net worth. The line-of-credit is personally guaranteed by stockholders of the Company and the Company's president. In January 2000, the Company granted 25,820 Class A warrants to the guarantors as consideration for the renewal of their guarantees. The fair value of those warrants was recorded as a deferred financing cost and is being amortized to interest expense over the term of the line-of-credit. Subsequent to June 30, 2000, the line-of-credit was increased to $2,000,000. As of March 31, 2001, the balance due was $2,250,000 (including a $250,000 over limit advance).

     As of May 11, 2001, the Company was not in compliance with the tangible net worth covenant, primarily due to bridge financing taken out subsequent to June 30, 2000 in anticipation of a proposed merger. The Company believes that it will be in compliance with this covenant after consummation of the merger and related financing.

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


5.   LONG-TERM DEBT:

     Long-term debt consists of the following:


                                                                                               June 30,
                                                                     March 31,        --------------------------
                                                                       2001              2000             1999
                                                                    -----------       -----------       --------
     Note payable, with interest at prime plus .75%
       Principal and interest payments due monthly through
       September 2003. Collateralized by a $500,000
       certificate of deposit pledged by a related party (3)        $ 1,909,000       $        --       $     --

     Subordinated note payable, net of discount of $190,000
       at June 30, 2000, related party, principal and interest
       at 11% due December 2000, unsecured. The note is
       subordinate to the line-of-credit and any subsequently
       issued senior debt (1)                                         1,750,000         1,560,000             --

     Note payable, related party, interest at 12.5% due
       monthly, principal due the earlier of February 28, 2001
       or the closing of at least $4,000,000 in additional
       debt or equity, unsecured (2)                                  1,187,000                --             --

     Note payable, related party, principal and interest at
       11%, due April 2000, extended to September 2000,
       unsecured. The note was converted to Class C common
       stock in September 2000 (1)                                           --           500,000             --

     Note payable, with interest at 18%, due upon
       consummation of merger or any other form of acquisition
       or reorganization of the Company, unsecured                      605,000                --             --

     Note payable, without interest, principal payments of
       $40,000 due monthly, remaining balance due June 30,
       2001, collateralized by certain service contracts and
       related receivables                                              105,000                --             --

     Note payable with an annual percentage rate of 0.90%,
       collateralized by a vehicle. Monthly payments are $288
       through November 16, 2002                                          6,000             8,000         11,000


                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)

     Note payable in monthly installments of $454 including
       interest at 9.75%, due March 10, 2002, collateralized
       by a vehicle                                                       6,000             8,000         13,000

     Notes payable to an outside third party for the
       purchase of the right of entry for various properties
       Monthly installments are $2,490, including interest at
       9.50%, paid in full May 2000                                          --                --         27,000
                                                                    -----------       -----------       --------
                                                                      5,568,000         2,076,000         51,000
     Less current portion                                            (4,068,000)       (2,068,000)       (34,000)
                                                                    -----------       -----------       --------
     Long-term portion                                              $ 1,500,000       $     8,000       $ 17,000
                                                                    ===========       ===========       ========


     Maturities of long-term debt outstanding at June 30, 2000 are as follows:

          Years Ended June 30,
          --------------------
                 2001                        $ 2,068,000
                 2002                              7,000
                 2003                              1,000
                                             -----------
                                             $ 2,076,000
                                             ===========

     (1) In conjunction with these notes, during the year ended June 30, 2000, the Company issued 100,000 Class A warrants and 25,378 Class B warrants respectively, to the note holders. The fair value of these warrants was recorded as a debt discount and amortized to interest expense over the original term of the notes.

     (2) In conjunction with this note, the Company issued a total of 179,005 Class D warrants to the lender. The fair value of the warrants has been recorded as additional interest expense.

     (3) As consideration for this pledge, the Company issued 74,460 Class D warrants to the related party. The fair value of these warrants was recorded as a debt issuance costs and is amortized to interest expense over the term of the note.

     In addition, the Company issued 16,634 Class B warrants in consideration for the extension of terms of the $500,000 note payable. The fair value of the warrants of $44,000 was recorded as deferred financing costs and is being amortized to interest expense over the term of the note.

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


6.   COMMITMENTS:

     The Company leases certain office equipment under capital leases. The liabilities under capital leases are recorded at the present value of the minimum lease payments and consist of the following:

                                                                     March 31,               June 30,
                                                                     ---------       -----------------------
                                                                       2001             2000           1999
                                                                     ---------       ---------       -------
     Capital lease obligations, collateralized by capital
       assets purchased, payable in monthly installments of
       $11,719, including interest at 11%, due through
       November 2004                                                 $ 424,000       $ 494,000       $    --

     Capital lease obligations, collateralized by telephone
       equipment, payable in monthly installments of $1,841,
       including interest at 14%, due through August 2003               49,000              --            --

     Capital lease obligations, primarily for computer and
       equipment, payable in monthly installments of $541,
       including interest at 22.91%, due September 2003                 11,000          14,000            --

     Capital lease obligations, primarily for computer and
       equipment, payable in monthly installments of $270
       including interest at 14.34%, due through November 2001           3,000           4,000         7,000
                                                                     ---------       ---------       -------
                                                                       487,000         512,000         7,000
     Less current portion                                             (115,000)       (101,000)       (3,000)
                                                                     ---------       ---------       -------
     Long-term portion                                               $ 372,000       $ 411,000       $ 4,000
                                                                     =========       =========       =======


                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     Future minimum payments due as of June 30, 2000 are as follows:

          Years Ended June 30,
          --------------------
                2001                                                  $  150,000
                2002                                                     148,000
                2003                                                     147,000
                2004                                                     141,000
                2005                                                      59,000
                                                                      ----------
                                                                         645,000
                Less amount representing interest                       (133,000)
                                                                      ----------
                Present value of future minimum lease payments        $  512,000
                                                                      ==========


     OPERATING LEASES - The Company leases certain facilities under operating leases expiring at various dates through 2005. The future minimum payments required under operating leases are as follows:

          Years Ended June 30,
          --------------------
                2001                               $   217,000
                2002                                   219,000
                2003                                   211,000
                2004                                   217,000
                2005 and thereafter                    147,000
                                                   -----------
                                                   $ 1,011,000
                                                   ===========

     Rent expense for the years ended June 30, 2000 and 1999 was approximately $175,000 and $94,000, respectively.

7.   401K PLAN:

     Employees are eligible to participate in the Company's 401(k) plan after the first six months of employment. The Company's match is discretionary determined by the profitability for the annual fiscal year. During 2000 and 1999, the Company made no contributions to the 401(k) plan.

8.   EQUITY TRANSACTIONS:

     The shareholders have authorized 2,500,000 preferred shares with a par value of $.001 per share. The Board of Directors has the authority to issue such preferred shares in series and determine the rights and preferences of each series. No preferred shares have been issued.

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     In December 1999, the shareholders amended its bylaws increasing the number of authorized common shares to 10,283,958, consisting of 9,033,958 shares of Class A common stock and 1,250,000 shares of Class B common stock. The bylaws also decreased the par value of all common stock shares from $1.00 to $.001. The number of Class A common shares was revised proportionate to each shareholder's interest. All share and per share information in the accompanying financial statements has been retroactively restated to reflect the changes.

     CLASS A COMMON SHARES - Class A common stock have no liquidation preferences.

     CLASS B COMMON SHARES - In the event of any liquidation, dissolution or winding up of the Company, the holders of Class B common stock would be entitled to receive an amount per share equal to $2.5 million divided by the number of outstanding shares, prior and in preference to any distribution to the holders of Class A common stock.

     CLASS C COMMON SHARES - In April 2000, the shareholders authorized 850,000 shares of Class C common stock. The Class C common shares are entitled to a liquidation preference of $5.2287 per share, after payment of the liquidation preference of the Class B common shares, and before any distribution to the Class A common shares.

     CLASS D COMMON SHARES - In September 2000, the shareholders authorized 800,000 shares of Class D common stock. The Class D common stock has a liquidation preference of $5.40 per share, after payment of the Series B common shares, and before any distribution to the Class A shares.

     STOCK OPTION PLAN - Effective March 1, 1999, the Company adopted the 1999 Stock Option Plan (the "Plan"). The Plan provides for the granting of nonqualified stock options to consultants and directors and incentive stock options to employees. The Plan reserved 184,718 shares of Class A common stock.

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     Option activity under the Plan was as follows:

                                                                                          Weighted
                                                                              Weighted     Average
                                    Options      Non-Employee    Employee     Average       Grant
                                   Available       Options       Options      Exercise      Date
                                   for Grant     Outstanding   Outstanding     Price      Fair Value
                                   ---------     ------------  -----------    --------    ----------
     Balances, July 1, 1998              --             --            --       $  --
          Authorized                184,718             --            --          --
          Granted                  (158,211)        51,640       106,571        1.48       $   3.07
          Exercised                      --             --            --          --
          Terminated/Canceled            --             --            --          --
                                   --------       --------       -------       -----
     Balances, June 30, 1999         26,507         51,640       106,571        1.48
          Authorized                     --             --            --          --
          Granted                        --             --            --          --
          Exercised                      --             --            --          --
          Terminated/Canceled        63,538             --       (63,538)       2.44
                                   --------       --------       -------       -----
     Balances, June 30, 2000         90,045         51,640        43,033       $ .83
                                   ========       ========       =======       =====
     Vested options                                 51,640        33,350       $ .83
                                                  ========       =======       =====

     Included in the Company's net loss for the year ended June 30, 2000 and 1999, are charges of $-0- and $159,000, which are a result of applying SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, to non-employees.

     Of the options granted in 1999, 81,882 had exercise prices below the market price and 76,329 had exercise prices that equaled the market price.

     If not previously exercised or forfeited, vested options outstanding at June 30, 2000 will expire in the year ending June 30, 2009 at a weighted average exercise price of $.01 per share. The remaining 9,683 options will vest ratably each month thru March 31, 2001 and will expire the year ending June 30, 2009 at a weighted average exercise price of $.01 per share. At June 30, 2000, the weighted average remaining contractual life of options outstanding was approximately 105 months.

     The Company adopted the provisions of SFAS No. 123, ACCOUNTING FOR STOCK BASED COMPENSATION, effective for fiscal year 1997 for all issuances of stock options to non-employees of the Company. The Company will continue to apply APB Opinion No. 25 (Opinion 25), ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES for all issuances of stock options to its employees. Compensation cost of $92,000 has been recognized for stock options granted to employees under the Plan. Had compensation cost for the Plan been determined based

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     upon the fair value at the grant date for options granted consistent with the provisions of SFAS 123, the Company's net loss would have been reduced to the pro forma amounts indicated below:

                                         2000              1999
                                      -----------       -----------
          Net loss - as reported      $(2,101,000)      $(1,619,000)
          Net loss - pro forma         (2,177,000)       (1,659,000)

     The fair value of each option grant under the Plan is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

          Risk-free interest               5.24%
          Expected terms (in years)        5
          Expected volatility              50%
          Expected dividend                --

     The expected life was determined based on the Plan's vesting period and exercise behavior of the employees.

     STOCK PURCHASE WARRANTS - The Company has granted warrants, which are summarized as follows for the years ended June 30, 2000 and 1999:

                                                               Weighted          Weighted
                                                               Average           Average
                                              Warrants         Exercise        Grant Date
                                            Outstanding         Price          Fair Value
                                            -----------       ----------       ----------
     Balances, July 1, 1998                        --         $       --
        Granted                                    --                 --
        Exercised                                  --                 --
        Terminated/Canceled                        --                 --
                                             --------         ----------
     Balances, June 30, 1999                       --                 --
        Granted-Class A                       125,820               5.30        $  5.30
        Granted-Class B                        42,010               4.93           4.93
        Exercised                                  --                 --
        Terminated/Canceled                        --                 --
                                             --------         ----------
     Balances, June 30, 2000                  167,830         $     5.20
                                             ========         ==========

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     Warrants outstanding at June 30, 2000 have exercise prices ranging from $4.93 to $5.39 as follows:

               Shares         Exercise Price    Expiration Date
              --------        --------------    ---------------
               25,378            $ 4.93         December 2009
               25,820              4.93         January 2010
               16,632              4.93         February 2010
              100,000              5.39         June 2010
              -------
              167,830
              =======

     The fair value of each warrant granted in 2000 was estimated on the date of grant, using the Black-Scholes option-pricing model with the following assumptions:

                                                     Warrants Granted
                                                     ----------------
          Expected volatility                               50%
          Risk-free interest rate                       6.22%-6.72%
          Expected dividends                                --
          Expected terms (in years)                         5.0

     All warrants were granted in conjunction with notes payable agreements. The fair value of warrants issued during fiscal 2000 of $285,000 and $102,000 (calculated using the Black-Scholes method) were recorded as a debt discount and deferred financing costs, respectively.

9.   INCOME TAXES:

     As of June 30, 2000 and 1999, the components of the deferred tax asset were as follows:

                                                   2000             1999
                                               -----------       -----------
          Net operating loss carryforward      $ 1,220,000       $   540,000
          Property and equipment                   (40,000)          (20,000)
          Valuation allowance                   (1,180,000)         (520,000)
                                               -----------       -----------
                   Net deferred tax asset      $        --       $        --
                                               ===========       ===========

     Due to the recent operating losses incurred by the Company and the uncertainties regarding future taxable income, the Company has recorded a valuation allowance equal to net deferred tax assets. The increase in the valuation allowance of $660,000 from June 30, 1999 through June 30, 2000 was due primarily to the

                             CABLE CONCEPTS, INC.
                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS
       (INFORMATION FOR PERIODS SUBSEQUENT TO JUNE 30, 2000 IS UNAUDITED)


     increase in the net operating loss carryforward. Net operating loss carryforwards total approximately $3,600,000 at June 30, 2000, and expire from 2018 through 2020.

10.  LIFE INSURANCE POLICY:

     The Company pays the premiums on a variable life insurance policy for the Company's president. The policy apportions premiums, cash values and death benefits between the Company and the president. Total premiums paid through June 30, 2000 and 1999 were approximately $45,000 and $34,000, respectively, and are included in other assets in the accompanying balance sheet.

11.  RELATED PARTY TRANSACTION:

     The Company had related party accruals included in accounts payable of $21,000 and $27,000 at June 30, 2000 and 1999, respectively. These consisted of transactions between the Company and officers, directors, and a Company with which the directors are affiliated.

12.  LEGAL MATTERS:

     From time to time, the Company is involved in various legal matters arising in the normal course of business. In the opinion of management, the ultimate resolution of these matters is not expected to have a material adverse effect on these financial statements.

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The carrying amounts of the accounts receivable, accounts payable, line-of-credit, and accrued liabilities approximate fair value because of the short-term maturities of these instruments. The fair value of notes payable approximates their carrying value as generally their interest rates reflect the Company's current effective annual borrowing rate, and due to their short-term maturities.

                              CABLE CONCEPTS, INC.

                   (d/b/a DIRECT DIGITAL COMMUNICATIONS, INC.)

                    FINANCIAL STATEMENTS FOR THE YEARS ENDED
                             JUNE 30, 2000 AND 1999
                            AND THE NINE MONTHS ENDED
                             MARCH 31, 2001 AND 2000

                         OPTIKA INVESTMENT COMPANY, INC.

                    PRO FORMA COMBINED FINANCIAL INFORMATION



Optika Investment Company, Inc. ("Optika") has entered into a definitive agreement to acquire all of the outstanding shares of Cable Concepts, Inc. (dba Direct Digital Communications) ("Direct Digital"), for the following consideration:

     o 1,000,000 shares of Optika common stock to be issued for all of the outstanding Class A common shares of Direct Digital.
     o 7,875,000 shares of Optika Series C preferred stock and 82,500 shares of Optika common stock to be issued for all of the outstanding Class B, C and D common shares of Direct Digital.

In addition, Optika will issue the following consideration to convert certain outstanding Direct Digital debt:

     o 1,475,000 shares of Optika Series B preferred stock and 15,452 shares of Optika common stock in exchange for $1,000,000 of Direct Digital notes payable and related accrued interest.
     o 1,150,000 shares of Optika Series B preferred stock, 12,048 shares of Optika common stock, and $50,000 of Optika Series A preferred stock (estimated at $1.50 per share) in exchange for $1,200,000 of Direct Digital notes payable and related accrued interest.

The following transactions are also to occur pursuant to the merger agreement:

     o A $500,000 certificate of deposit pledged by a Direct Digital stockholder as collateral for Direct Digital bank debt will be transferred to Optika in exchange for $500,000 of Optika preferred stock (estimated at $1.50 per share).
     o Holders of Optika's outstanding debt will convert such debt to Optika Series A preferred stock at $1.50 per share.

For accounting purposes, the acquisition of Direct Digital will be accounted for as a recapitalization of Direct Digital, with no goodwill or other intangibles recorded, as Optika had no substantial operations prior to the acquisition and the stockholders of Direct Digital will have effective control of the combined entity. Costs of the transaction will be expensed.

The accompanying unaudited pro forma balance sheet combines the March 31, 2001 balance sheets of Optika and Direct Digital as if the transaction had occurred on that date.

The accompanying unaudited pro forma statement of operations combines the operations of Optika and Direct Digital for the years ended September 30, 2000 and June 30, 2000, respectively, as if the transaction had occurred as of the beginning of the period presented. The accompanying unaudited interim pro forma statement of operations combines the operations of Optika and Direct Digital for the nine months ended March 31, 2001, as if the transaction had occurred as of the beginning of the period presented

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transaction been consummated at the beginning of the period indicated.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto, included elsewhere in this Form 8-K and in Optika's Form 10-KSB and Form 10-QSB.

                          Optika Investment Company, Inc.
                         Pro Forma Combined Balance Sheet
                                March 31, 2001

                                                                             DIRECT     PRO FORMA                  PRO FORMA
                                                               OPTIKA       DIGITAL     ADJUSTMENTS                COMBINED
                                                               ------       -------     -----------                --------
                                       ASSETS
CURRENT ASSETS:
              Cash                                            $   11,000  $      92,000    $    500,000  (d)           $   603,000
              Accounts receivable, net                                          517,000                                    517,000
              Note receivable                                    605,000              -        (605,000) (f)                     -
              Prepaid expenses and other                           8,000         54,000          (8,000) (f)                54,000
                                                              ----------  -------------    ------------                -----------
                Total current assets                             624,000        663,000        (113,000)                 1,174,000

PROPERTY AND EQUIPMENT, net                                            -     13,876,000                                 13,876,000

OTHER ASSETS                                                           -        330,000               -                    330,000
                                                              ----------  -------------    ------------                -----------

TOTAL ASSETS                                                  $  624,000  $  14,869,000    $   (113,000)               $15,380,000
                                                              ==========  =============    ============                ===========

              LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES:
              Line of credit                                  $        -  $   2,250,000                                $ 2,250,000
                                                                                                         (b),(c)
              Current portion of long-term debt                  655,000      4,183,000      (3,460,000) (f),(g)         1,378,000
              Accounts payable                                    53,000      3,759,000         450,000  (h)             4,262,000
                                                                                                         (b),(c)
              Accrued liabilities                                 11,000        556,000        (226,000) (f),(g)           341,000
                                                              ----------  -------------    ------------                -----------
                Total current liabilities                        719,000     10,748,000      (3,236,000)                 8,231,000

LONG-TERM DEBT, net of current portion                                 -      1,872,000                                  1,872,000

DEFERRED REVENUES                                                      -        693,000                                    693,000

OTHER LIABILITIES                                                      -        197,000                                    197,000

STOCKHOLDERS' EQUITY
                                                                                                         (a),(b)
              Preferred stock                                          -              -          11,000  (c),(d),(g)        11,000
              Common stock                                        14,000          3,000          (2,000) (a),(b),(c)        15,000
                                                                                                         (a),(b),(c)
              Additional paid in capital                         418,000      8,688,000       3,037,000  (d),(g),(i)    12,143,000
              Accumulated deficit                               (527,000)    (7,332,000)         77,000  (h),(i)        (7,782,000)
                                                              ----------  -------------    ------------                -----------
                Total stockholders' equity                       (95,000)     1,359,000       3,123,000                  4,387,000
                                                              ----------  -------------    ------------                -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $  624,000  $  14,869,000    $   (113,000)               $15,380,000
                                                              ==========  =============    ============                ===========

                                       See accompanying notes.

                           Optika Investment Company, Inc.
                   Pro Forma Combined Statement of Operations

                                                      FOR THE YEAR        FOR THE YEAR
                                                          ENDED              ENDED
                                                      SEPTEMBER 30,         JUNE 30,
                                                          2000                2000
                                                          ----                ----         PRO FORMA            PRO FORMA
                                                         OPTIKA          DIRECT DIGITAL    ADJUSTMENTS          COMBINED
                                                         ------          --------------    -----------          --------
REVENUES:
  Operations                                          $          -       $    1,382,000                         $  1,382,000
  Construction                                                   -              186,000                              186,000
                                                      ------------       --------------                         ------------
              Total revenues                                     -            1,568,000                            1,568,000

COST OF REVENUES:
  Operations                                                     -              260,000                              260,000
  Construction                                                   -              112,000                              112,000
                                                      ------------       --------------                         ------------
              Total cost of revenues                             -              372,000                              372,000

              Gross profit                                       -            1,196,000                            1,196,000

OPERATING EXPENSES:
  Selling, general and administrative                        2,000            2,405,000       1,200,000 (h),(j)    3,607,000
  Depreciation                                                   -              560,000               -              560,000
                                                      ------------       --------------    ------------         ------------
              Total operating expenses                       2,000            2,965,000       1,200,000            4,167,000
                                                      ------------       --------------    ------------         ------------

              Loss from operations                          (2,000)          (1,769,000)     (1,200,000)          (2,971,000)

OTHER INCOME (EXPENSE):
  Interest expense, net                                          -             (392,000)         38,000 (e)         (354,000)
  Other income (expense), net                                    -               35,000               -               35,000
                                                      ------------       --------------    ------------         ------------
                                                                               (357,000)         38,000             (319,000)
                                                                         --------------    ------------         ------------

NET LOSS                                              $    (2,000)       $   (2,126,000)   $ (1,162,000)        $ (3,290,000)
                                                      ===========        ==============    ============         ============

PRO FORMA NET LOSS PER SHARE                                                                                    $      (0.22)
                                                                                                                ============

PRO FORMA WEIGHTED
  AVERAGE SHARES OUTSTANDING                                                                                      14,753,000
                                                                                                                ============

                           See accompanying notes.

                          Optika Investment Company, Inc.
               Pro Forma Combined Interim Statement of Operations

                                                     FOR THE NINE       FOR THE NINE
                                                     MONTHS ENDED       MONTHS ENDED
                                                       MARCH 31,          MARCH 31,
                                                         2001               2001
                                                         ----               ----         PRO FORMA              PRO FORMA
                                                        OPTIKA         DIRECT DIGITAL    ADJUSTMENTS            COMBINED
                                                        ------         --------------    -----------            --------
REVENUES:
  Operations                                                           $    2,704,000                           $  2,704,000
  Construction                                                                245,000                                245,000
                                                                       --------------                           ------------
              Total revenues                                                2,949,000                              2,949,000

COST OF REVENUES:
  Operations                                                                  724,000                                724,000
  Construction                                                                 66,000                                 66,000
                                                                       --------------                           ------------
              Total cost of revenues                                          790,000                                790,000
                                                                       --------------                           ------------

              Gross profit                                                  2,159,000                              2,159,000

OPERATING EXPENSES:
  Selling, general and administrative                     82,000            3,254,000       1,080,000  (h)(j)      4,416,000
  Depreciation                                                 -            1,078,000               -              1,078,000
                                                   -------------       --------------    ------------           ------------
              Total operating expenses                    82,000            4,332,000       1,080,000              5,494,000
                                                   -------------       --------------    ------------           ------------

              Loss from operations                       (82,000)          (2,173,000)     (1,080,000)            (3,335,000)

OTHER INCOME (EXPENSE):
  Interest expense, net                                  (11,000)          (1,352,000)        944,000  (e),(f)      (419,000)
  Other income (expense), net                              8,000                    -          (8,000) (f)                 -
                                                   -------------       --------------    ------------           ------------
                                                          (3,000)          (1,352,000)        936,000               (419,000)
                                                   -------------       --------------    ------------           ------------

NET LOSS                                           $     (85,000)      $   (3,525,000)   $   (144,000)          $ (3,754,000)
                                                   =============       ==============    ===-========           ============

PRO FORMA NET LOSS PER SHARE                                                                                    $      (0.25)
                                                                                                                ============

PRO FORMA WEIGHTED
  AVERAGE SHARES OUTSTANDING                                                                                      14,753,000
                                                                                                                ============

                          See accompanying notes.

NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION


     (a) To record the exchange of 1,000,000 shares of Optika common stock for all of the outstanding Class A common shares of Direct Digital, and the exchange of 7,875,000 shares of Optika Series C preferred stock and 82,500 shares of Optika common stock for all of the Class B, C and D common shares of Direct Digital.

     (b) To record the exchange of 1,475,000 shares of Optika Series C preferred stock and 15,452 shares of Optika common stock for $1,000,000 of Direct Digital notes payable and related accrued interest.

     (c) To record the exchange of 1,150,000 shares of Optika Series B preferred stock, 12,048 shares of Optika common stock, and $50,000 of Optika Series A preferred stock (estimated at $1.50 per share) for Direct Digital notes payable of $1,200,000 and related accrued interest.

     (d) To record the transfer of a $500,000 certificate of deposit pledged by a stockholder as collateral against Direct Digital bank debt to Optika in exchange for $500,000 of Optika Series A preferred stock (estimated at $1.50 per share).

     (e) To eliminate interest expense related to Direct Digital debt converted to Optika common and preferred stock.

     (f) To eliminate intercompany debt and related interest income and expense.

     (g) To reflect the conversion of Optika debt to Series A preferred stock.

     (h) To record transaction costs.

     (i) To eliminate Optika accumulated deficit as an adjustment to additional paid in capital.

     (j) To reflect additional salary expense pursuant to Optika employment agreements.

ANNEX J   PROPOSED DESIGNATION OF SERIES A, B AND C PREFERRED STOCK



            CERTIFICATE OF DESIGNATION, PREFERENCES AND OTHER RIGHTS

                                     OF THE

                            SERIES A PREFERRED STOCK,

                          SERIES B PREFERRED STOCK, AND

                            SERIES C PREFERRED STOCK

                                       OF

                         OPTIKA INVESTMENT COMPANY, INC.

                       Pursuant to Section 78.1955 of the

                             Nevada Revised Statutes



Optika Investment Company, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies that, pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Articles of Incorporation of the Corporation, as amended (the "Articles of Incorporation"), and in accordance with Section
78.1955 of the Nevada Revised Statutes, the Board of Directors on the ____ day of _________________, 2001 duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

WHEREAS, the Board of Directors of the Corporation is authorized, by the Articles of Incorporation, to establish one or more series of Preferred Stock and determine the designation of such series, the number of shares constituting such series, and the rights, preferences, privileges, qualifications, limitations and restrictions relating to the shares of such series, all to the extent permitted by the Nevada Revised Statutes; and

WHEREAS, the Board of Directors desires to exercise its authority as aforesaid to establish three series of such Preferred Stock and to determine the designation of each such series, the number of shares constituting each such series, and the terms of the shares constituting each such series.

         NOW, THEREFORE, BE IT RESOLVED: That the Board of Directors deems it advisable to adopt, and hereby adopts, the following Certificate of Designation, Preferences and Other Rights of the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the Corporation.

                           I. SERIES A PREFERRED STOCK

                  1. DESIGNATION.  _____________________ (________) shares of
         Preferred Stock, $0.001 par value per share, are designated as "Series A Preferred Stock." The rights, powers, preferences, privileges, qualifications, limitations and restrictions granted to and imposed on the Series A Preferred Stock are set forth below.

                  2. DIVIDEND PROVISIONS. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock or any other class of Preferred Stock of the Corporation, at the rate of $0.12 per share for each share of Series A Preferred Stock (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) per annum, payable quarterly when, as and if declared by the Board of Directors. Such dividends shall be cumulative from the date of issuance of the shares to which they relate and shall be payable, at the election of the Board of Directors, either in cash or in shares of Series A Preferred Stock, at a rate of one share per $[___] of dividends.

                  3. LIQUIDATION PREFERENCE.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock or any other series of Preferred Stock of the Corporation, by reason of their ownership thereof, an amount per share equal to $[___] for each outstanding share of Series A Preferred Stock (as adjusted for stock splits, stock dividends and recapitalizations) (the "Original Series A Issue Price") plus an amount equal to accrued or declared but unpaid dividends thereon. If, upon the occurrence of such an event, the assets and property available for distribution among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount to which they are entitled as referenced above, then all of the assets and property of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the aggregate preferential amounts owed such holders upon a liquidation, dissolution or winding up of the Corporation.

                  (b) After the distributions described in subsection (a) above have been paid in full, and after the payment of the preferential amounts payable to the holders of Series B Preferred Stock and Series C Preferred Stock as set forth below, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock).

                  (c) For purposes of this Section I.3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which the shareholders of the Corporation do not own a majority of the outstanding shares of the surviving corporation or
         (ii) a sale of all or substantially all of the assets of the Corporation shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred Stock and Common Stock to receive at the closing cash, securities or other property as specified in Sections I.3(a) and I.3(b) above.

                  (d) Any securities to be delivered to the holders of the Series A Preferred Stock and/or Common Stock pursuant to Section I.3(c) above shall be valued as follows:

                           (i) Securities not subject to investment letter or
                  other similar restrictions on free marketability:

                                    (A) If traded on a national securities
                           exchange or the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

                                    (B) If actively traded over-the-counter, the
                           value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing; and

                                    (C) If there is no active public market, the
                           value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) The method of valuation of securities subject to
                  investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                  (e) In the event the requirements of Section I.3(c) are not complied with, the Corporation shall forthwith either:

                           (i) cause such closing to be postponed until such
                  time as the requirements of Section I.3(c) have been complied with, or

                           (ii) cancel such transaction, in which event the
                  rights, preferences, privileges and restrictions of the holders of Series A Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section I.3(f) hereof.

                  (f) The Corporation shall give each holder of record of Series A Preferred Stock written notice of such a Section I.3(c) transaction not later than ten (10) days prior to the shareholders' meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the Series A Preferred Stock then outstanding.

                  4. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Series A Conversion Rights").

                  (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $[__] by the conversion price of the Series A Preferred Stock (the "Series A Conversion Price") as in effect on the date the certificate representing the shares to be converted is surrendered for conversion (the resulting fraction is referred to herein as the "Series A Conversion Rate"). The initial Series A Conversion Price shall be $[__]. The Series A Conversion Price shall be subject to adjustment as set forth below.

                  (b) AUTOMATIC CONVERSION. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Series A Conversion Rate then in effect immediately upon the consummation of the Corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, which results in aggregate gross cash proceeds to the Corporation in excess of $15,000,000 and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization).

                  (c) MECHANICS OF CONVERSION. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued, provided, however, that in the event of an automatic conversion pursuant to section I.4(b) above, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless either the certificates evidencing such shares having been converted are delivered to the Corporation or its transfer agent as provided above, or a holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after delivery of the surrendered certificates as referenced above, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common
         Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion will be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, unless otherwise designated in writing by the holders of such Series A Preferred Stock, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

                  (d) ADJUSTMENTS TO SERIES A CONVERSION PRICE.

                           (i) ADJUSTMENTS FOR FUTURE ISSUANCES OF SHARES AT
                               LOWER PRICE

                                    (A) If the Corporation, at any time or from
                           time to time after the date of the first issuance of Series A Preferred Stock (the "Series A Initial Purchase Date"), shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to the issuance of such Additional Stock, such Series A Conversion Price shall forthwith be adjusted to a price determined by multiplying such Series A Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of shares of Additional Stock so issued would purchase at such Series A Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such shares of Additional Stock so issued; provided that for the purposes of this subsection, all shares of Common Stock issuable upon conversion of outstanding Preferred Stock shall be deemed to be outstanding, and immediately after any Additional Stock is deemed issued, such Additional Stock shall be deemed to be outstanding.

                                    (B) No adjustment of the Series A Conversion
                           Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections I.4(d)(i)(E)(3) and I.4(d)(i)(E)(4) below, no adjustment of the Series A Conversion Price pursuant to this subsection I.4(d)(i) shall have the effect of increasing the Series A Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                                    (C) In the case of the issuance of Common
                           Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                    (D) In the case of the issuance of the
                           Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                                    (E) In the case of the issuance, whether
                           before, on or after the Series A Initial Purchase Date, of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

                                            (1) The aggregate maximum number of
                                    shares of Common Stock deliverable upon
                                    exercise of such options to purchase or
                                    rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections I.4(d)(i)(C) and I.4(d)(i)(D) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                                            (2) The aggregate maximum number of
                                    shares of Common Stock deliverable upon
                                    conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections I.4(d)(i)(C) and I.4(d)(i)(D) above).

                                            (3) In the event of any change in
                                    the number of shares of Common Stock
                                    deliverable or any increase in the
                                    consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                            (4) Upon the expiration of any such
                                    options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities shall continue to be deemed to be issued.

                                            (5) All Common Stock deemed issued
                                    pursuant to this subsection I.4(d)(i)(E) shall be considered issued only at the time of its deemed issuance and any actual issuance of such stock shall not be an actual issuance or a deemed issuance of the Corporation's Common Stock under the provisions of this Section I.4.

                           (ii) "Additional Stock" shall mean any shares of
                  Common Stock issued (or deemed to have been issued pursuant to subsection I.4(d)(i)(E)) by the Corporation on or after the Series A Initial Purchase Date other than shares of Common Stock issued or issuable

                                    (A) pursuant to the terms of the Agreement
                           and Plan of Reorganization dated effective as of March 1, 2001 (the "Reorganization Agreement"), entered into by and among this Corporation, Cable Concepts, Inc. and various other parties, or pursuant to a transaction described in subsection I.4(d)(iii) below,

                                    (B) up to [_______] shares of Common Stock
                           (as adjusted for stock splits, stock dividends and recapitalizations) to officers, directors, employees and consultants of the Corporation directly or pursuant to benefit plans approved by the shareholders and directors of the Corporation,

                                    (C) in connection with capital equipment
                           leases, commercial debt financing, technology acquisitions and other comparable transactions approved by the Board of Directors,

                                    (D) upon conversion of the Series A
                           Preferred Stock or in exchange for any shares of Series C Preferred Stock,

                                    (E) issued to satisfy any obligation to pay
                           any dividend or distribution on or with respect to the Series A, Series B or Series C Preferred Stock, or

                                    (F) any transaction for which adjustment of
                           the Series A Conversion Price is made in accordance with Section I.4(d)(iii) below).

                           (iii) In the event the Corporation should at any time
                  or from time to time after the Series A Initial Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase of outstanding shares determined in accordance with subsection I.4(d)(i)(E).

                           (iv) If the number of shares of Common Stock
                  outstanding at any time after the Series A Initial Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                  (e) OTHER DISTRIBUTIONS. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection I.4(d)(iii), then, in each such case for the purpose of this subsection I.4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                  (f) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in Section I.3 or this Section I.4) provision shall be made so that the holders of each share of Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such share of Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this
         Section I.4 with respect to the rights of the holders of each share of Series A Preferred Stock after the recapitalization to the end that the provisions of this Section I.4 (including adjustment of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of shares of Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                  (g) NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section I.4 and in the taking of all such action as may be necessary or appropriate in order to protect the Series A Conversion Rights against impairment.

                  (h) NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

                           (i) No fractional shares shall be issued upon
                  conversion of the Series A Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                           (ii) Upon the occurrence of each adjustment or
                  readjustment of any Series A Conversion Price pursuant to this
                  Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series A Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such Series A Preferred Stock.

                  (i) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  (j) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  (k) NOTICES. Any notice required by the provisions of this
         Section I.4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

                  5. REDEMPTION RIGHTS.

                  (a) REDEMPTION AT ELECTION OF CORPORATION. On or at any time after the seventh (7th) anniversary of the Series A Initial Purchase Date, the Corporation may redeem all or a portion of the then outstanding shares of Series A Preferred Stock at the Original Series A Issue Price plus accumulated and declared and unpaid dividends (the "Series A Redemption Price"). In the event the Corporation determines to redeem a portion of the outstanding shares of Series A Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each holder thereof.

                  (b) NOTICE FOR CORPORATION INITIATED REDEMPTION. With respect to a redemption of Series A Preferred Stock initiated by the Corporation, at least 30 days' previous written notice by certified or registered mail, postage prepaid, shall be given to the holders of record of the Preferred Stock to be redeemed, such notice to be addressed to each such shareholder at the address of such holder given to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall state the date of the intended redemption (the "Series A Redemption Date"), the Series A Redemption Price, the then current Series A Conversion Rate and the date of termination of the right to convert (which date shall not be earlier than thirty (30) days and not later than sixty (60) days after the above written notice by mail has been given) and shall call upon such holder to surrender to the Corporation on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the Series A Redemption Date stated in such notice, the holder of each share of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Series A Redemption Price for the shares of Series A Preferred Stock surrendered. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the Series A Redemption Date funds necessary for the redemption shall be available therefor, then, as to any certificates evidencing any Series A Preferred Stock so called for redemption and not surrendered, all rights of the holders of such shares so called for redemption and not surrendered shall cease with respect to such shares, except only the right of the holders to receive the Series A Redemption Price for such shares of Series A Preferred Stock which they hold, without interest, upon surrender of their certificates therefor.

                  (c) TRUST FUND. On or prior to any Series A Redemption Date, the Corporation shall deposit, with any bank or trust company in the United States, as a trust fund, a sum sufficient to redeem, on the Series A Redemption Date thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, on or after the Series A Redemption Date or prior hereto, the Series A Redemption Price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the Series A Redemption Date), the shares so called shall be redeemed. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to notice pursuant to paragraph (b) above and to receive from the bank or trust company payment of the Series A Redemption Price for the Series A Preferred Stock which they hold, without interest, upon the surrender of their certificates therefor and the right to convert said shares as provided herein at any time up to but not after the close of business on the fifth day prior to the Series A Redemption Date of such shares (which date will not be earlier than thirty (30) days after the written notice of redemption has been mailed to holders of record of the Series A Preferred Stock called for redemption). Any monies so deposited on account of the Series A Redemption Price of Series A Preferred Stock converted subsequent to the making of such deposit shall be repaid to the Corporation forthwith upon the conversion of such Series A Preferred Stock. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Corporation. If the holders of Series A Preferred Stock so called for redemption shall not, at the end of six (6) years from the Series A Redemption Date thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Corporation such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Corporation for payment of the Series A Redemption Price for the Series A Preferred Stock which they hold.

                  6. VOTING RIGHTS. So long as fifty percent (50%) of the shares of Series A Preferred Stock ever issued remain outstanding, the holders thereof shall be entitled to elect two (2) members of the Board of Directors, voting together as a separate class. Additionally, the holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

                  7. PROTECTIVE PROVISIONS. So long as at least fifty percent (50%) of the shares of Series A Preferred Stock (as adjusted for stock splits, stock dividends or recapitalizations) ever issued are outstanding and have not been converted into Common Stock, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as one class except where otherwise required by law:

                  (a) amend or repeal any provision of the Corporation's Articles of Incorporation or Bylaws if such action would alter or change the designations, preferences and relative, participating, optional and other special rights, or the restrictions provided for the benefit of the Series A Preferred Stock;

                  (b) authorize a merger, sale of all or substantially all the assets, consolidation, recapitalization or reorganization of the Corporation;

                  (c) authorize or issue shares of any class of stock having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends or assets (it being understood that such restriction shall not apply to the issuance of Series B Preferred Stock and Series C Preferred Stock issuable in connection with the transactions described in the Reorganization Agreement);

                  (d) pay or declare any dividend on shares of Common Stock if preferential, accumulated, or declared dividends on Series A Preferred Stock remain unpaid, except dividends solely in Common Stock;

                  (e) repurchase or otherwise acquire any of its own shares other than pursuant to the Articles of Incorporation, in accordance with the redemption provisions set forth herein, or as contemplated by the Reorganization Agreement, or the repurchase of up to ____________ shares from former employees or consultants of the Corporation, at cost, upon the termination of their relationships with the Corporation; or

                  (f) change the uses or priorities designated for the Available Proceeds from any Triggering Equity Transactions, as defined in Section II.5(b) below.

                  8. STATUS OF CONVERTED OR REDEEMED SHARES. In the event any shares of Series A Preferred Stock shall be converted pursuant to
         Section I.4 hereof or redeemed pursuant to Section I.5 hereof, the shares so converted or redeemed shall be canceled and shall not be issuable by the Corporation, and the Articles of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the number of shares of Series A Preferred Stock the Corporation is authorized to issue.

                          II. SERIES B PREFERRED STOCK

                  1. DESIGNATION. Two million six hundred twenty-five thousand (2,625,000) shares of Preferred Stock, $0.001 par value per share, are designated as "Series B Preferred Stock." The rights, powers, preferences, privileges, qualifications, limitations and restrictions granted to and imposed on the Series B Preferred Stock are set forth below.

                  2. DIVIDEND PROVISIONS.

                  (a) The holders of Series B Preferred Stock shall not be entitled to any dividends, and no such rights will accrue, prior to ___________ ___, ______, [24 MONTHS AFTER CLOSING] (the "Non-Redemption Dividend Date").

                  (b) If redemption of all shares of Series B Preferred Stock does not occur on or before the Non-Redemption Dividend Date, as provided in Section II.5 below, then effective as of the Non-Redemption Dividend Date, the holders of shares of Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend on the Common Stock or Series C Preferred Stock of the Corporation (other than a dividend to the holders of Common Stock payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation), but subordinate to the payment of any preferential dividend payable on the Series A Preferred Stock as set forth in Section I.2 above, at the rate of $0.14 per share (with such rate subject to adjustment for stock splits, consolidations and the like) for each share of Series B Preferred Stock per annum (commencing from the Non-Redemption Dividend Rate), payable when, as and if declared by the Board of Directors. Such dividends shall be cumulative and shall be payable in cash.

         No dividends shall be declared or paid or set apart for payment on the Series C Preferred Stock or any class or series of Common Stock unless all outstanding shares of Series B Preferred Stock have been redeemed as provided in Section II.5 below.

                  3. LIQUIDATION PREFERENCE.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive, after distribution to holders of Series A Preferred Stock of the preferential amount to which they are entitled as provided in Section I.3(a) above, but prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series C Preferred Stock or Common Stock of the Corporation, by reason of their ownership thereof, an amount per share equal to $1.00 for each outstanding share of Series B Preferred Stock (as adjusted for stock splits, stock dividends and recapitalizations) plus an amount equal to any accrued or declared but unpaid dividends thereon (the "Series B Liquidation Preference Amount"). If, upon the occurrence of such an event, and after satisfaction of the preferential liquidation payments to the holders of Series A Preferred Stock, the assets and property available for distribution among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount to which they are entitled as referenced above, then the assets and property of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the aggregate preferential amounts owed such holders upon a liquidation, dissolution or winding up of the Corporation.

                  (b) For purposes of this Section II.3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which the shareholders of the Corporation do not own a majority of the outstanding shares of the surviving corporation or
         (ii) a sale of all or substantially all of the assets of the Corporation shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series B Preferred Stock to receive at the closing cash, securities or other property as specified in Section II.3(a) above.

                  (c) Any securities to be delivered to the holders of the Series B Preferred Stock and/or Common Stock pursuant to
         Section II.3(b) above shall be valued as follows:

                           (i) Securities not subject to investment letter or
                  other similar restrictions on free marketability:

                                    (A) If traded on a national securities
                           exchange or the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

                                    (B) If actively traded over-the-counter, the
                           value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing; and

                                    (C) If there is no active public market, the
                           value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) The method of valuation of securities subject to
                  investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                  (d) In the event the requirements of Section II.3(b) are not complied with, the Corporation shall forthwith either:

                           (i) cause such closing to be postponed until such
                  time as the requirements of Section II.3(b) have been complied with, or

                           (ii) cancel such transaction, in which event the
                  rights, preferences, privileges and restrictions of the holders of Series B Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section II.3(e) hereof.

                  (e) The Corporation shall give each holder of record of Series B Preferred Stock written notice of such a Section II.3(b) transaction not later than ten (10) days prior to the shareholders' meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the Series B Preferred Stock then outstanding.

                  4. CONVERSION. The holders of Series B Preferred Stock shall have no conversion rights.

         5. REDEMPTION RIGHTS.

         (a) OPTIONAL REDEMPTION AT ELECTION OF THE CORPORATION. At any time and from time to time the Corporation may redeem all or a portion of the then outstanding shares of Series B Preferred Stock at the prices determined as set forth below, plus the amount of all accrued or declared but unpaid dividends (the "Series B Redemption Price").


                 IF REDEEMED DURING                              OPTIONAL
                     THE PERIOD                              REDEMPTION PRICE
          --------------------------------   ----------------------------------------------
          _______, 2001 ending _____, 2001     80% of Series B Liquidation Preference Amount

          _______, 2001 ending _____, 2002     90% of Series B Liquidation Preference Amount

          _______, 2002 ending _____, 2002    100% of Series B Liquidation Preference Amount

                 After _______, 2002          110% of Series B Liquidation Preference Amount


         [80% DURING 0-6 MONTHS FOLLOWING CLOSING; 90% DURING 7-12 MONTHS FOLLOWING CLOSING; 100% DURING 13-18 MONTHS FOLLOWING CLOSING; 110% AFTER 19 MONTHS]

         The Corporation will not redeem any outstanding shares of Series C Preferred Stock pursuant to Section III.5 below until all shares of Series B Preferred Stock have been redeemed as provided herein. All redemptions of shares of Series B Preferred Stock shall be made on a pro-rata basis from all of the holders thereof, in accordance with the number of shares of Series B Preferred Stock held by each.

                  (b) MANDATORY REDEMPTION. As set forth in the Reorganization Agreement, during the three year period commencing from the Effective Date (as defined in the Reorganization Agreement), the Corporation shall utilize ten percent (10%) of the net proceeds received from any future sales or grants of equity (excluding the Corporation's offering and sale of up to $7,000,000 of its Series A Preferred Stock before May 31, 2001, equity issued to employees, consultants, directors, officers, or in connection with any acquisition or other business combination) (such sales or grants of equity, other than such excluded transactions, are referred to herein as the "Triggering Equity Transactions") as follows: (i) first towards payment of the outstanding principal and accrued but unpaid interest outstanding under the promissory note issued to BroadbandNOW, in the form of Exhibit C to the Reorganization Agreement (the "Note") until all obligations arising under the Note have been paid, (ii) then for redemption of the outstanding shares of Series B Preferred Stock, as provided in this Section II.5, until all such shares have been redeemed, and (iii) finally for redemption of the Series C Preferred Stock, until all such shares have been redeemed, as provided in Section III.5 below. The proceeds of any Triggering Equity Transactions available for use for each of the purposes indicated above are referred to herein as the "Available Proceeds." The Corporation shall, after payment of the Note and before redemption of any shares of Series C Preferred Stock, promptly apply all Available Proceeds, to the extent lawfully available for such purpose, to the redemption of outstanding shares of Series B Preferred Stock, until all such shares have been redeemed. Such redemptions are to take place pursuant to the procedures set forth in paragraph II.5(c) below within 45 days of the Corporation's receipt of such Available Proceeds. Any such redemption shall be at the applicable Series B Redemption Price.

                  (c) NOTICE FOR REDEMPTION. With respect to any redemption of Series B Preferred Stock initiated by the Corporation, at least 10 business days' previous written notice by certified or registered mail, postage prepaid, shall be given to the holders of record of the Series B Preferred Stock to be redeemed, such notice to be addressed to each such shareholder at the address of such holder given to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall state the date of the intended redemption (the "Series B Redemption Date") and the applicable Series B Redemption Price and shall call upon such holder to surrender to the Corporation on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the Series B Redemption Date stated in such notice, the holder of each share of Series B Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Series B Redemption Price for the Series B Preferred Stock called for redemption and surrendered. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the Series B Redemption Date funds necessary for the redemption shall be available therefor, then, as to any certificates evidencing any Series B Preferred Stock so called for redemption and not surrendered, all rights of the holders of such shares so called for redemption and not surrendered shall cease with respect to such shares, except only the right of the holders to receive the Series B Redemption Price for such shares of Series B Preferred Stock which they hold, without interest, upon surrender of their certificates therefor.

                  (d) TRUST FUND. On or prior to any Series B Redemption Date, the Corporation shall deposit, with any bank or trust company in the United States, as a trust fund, a sum sufficient to redeem, on the Series B Redemption Date thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, on or after the Series B Redemption Date or prior hereto, the Series B Redemption Price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the Series B Redemption Date), the shares so called shall be redeemed. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to notice pursuant to paragraph (b) above and to receive from the bank or trust company payment of the Series B Redemption Price for the Series B Preferred Stock called for redemption which they hold, without interest, upon the surrender of their certificates therefor. Any monies so deposited on account of the Series B Redemption Price of Series B Preferred Stock reacquired by the Corporation subsequent to the making of such deposit shall be repaid to the Corporation forthwith upon the reacquisition of such Series B Preferred Stock. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Corporation. If the holders of Series B Preferred Stock so called for redemption shall not, at the end of six (6) years from the Series B Redemption Date thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Corporation such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Corporation for payment of the Series B Redemption Price for the Series B Preferred Stock which they hold.

                  6. VOTING RIGHTS. Except as otherwise provided herein or by applicable law, the Series B Preferred Stock shall be non-voting.

                  7. PROTECTIVE PROVISIONS.

         (a) REQUIRED CONSENTS. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds (2/3) of the then outstanding shares of Series B Preferred Stock, voting together as one class except where otherwise required by law:

                      (i) amend or repeal any provision of the Corporation's Articles of Incorporation or Bylaws if such action would alter or change the designations, preferences and relative, participating, optional and other special rights, or the restrictions provided for the benefit of the Series B Preferred Stock, provided that approval of the

         Series B Preferred Stockholders shall not be required for the issuance of any stock senior to or on parity with the Series B Preferred Stock;

                      (ii) pay or declare any dividend on shares of Series C Preferred Stock or Common Stock;

                      (iii) repurchase or otherwise acquire any of its own shares other than pursuant to the Articles of Incorporation, in accordance with the redemption provisions set forth herein, as contemplated by the Reorganization Agreement, or from current or former employees or consultants of the Corporation, in connection with the termination of their relationship with the Corporation; or

                      (iv) change the uses or priorities designated for the Available Proceeds from any Triggering Equity Transactions, as defined in Section II.5(b) above.

         (b) NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section II and in the taking of all such action as may be necessary or appropriate in order to protect the rights and preferences of the Series B Preferred Stock against impairment. The issuance of stock senior to or on parity with the Series B Preferred Stock shall not be deemed an impairment under this Section.

         8. STATUS OF REDEEMED SHARES. In the event any shares of Series B Preferred Stock shall be redeemed pursuant to Section II.5 hereof, the shares so redeemed shall be canceled and shall not be issuable by the Corporation, and the Articles of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the number of shares of Series B Preferred Stock the Corporation is authorized to issue.

                          III. SERIES C PREFERRED STOCK

                  1. DESIGNATION. Seven million eight hundred seventy-five thousand (7,875,000) shares of Preferred Stock, $0.001 par value per share, are designated as "Series C Preferred Stock." The rights, powers, preferences, privileges, qualifications, limitations and restrictions granted to and imposed on the Series C Preferred Stock are set forth below.

                  2. DIVIDEND PROVISIONS.

                  (a) The holders of Series C Preferred Stock shall not be entitled to any dividends, and no such rights will accrue, prior to the Non-Redemption Dividend Date.

                  (b) If redemption of all shares of Series C Preferred Stock does not occur on or before the Non-Redemption Dividend Date, as provided in Section III.5 below, then effective as of the Non-Redemption Dividend Date, the holders of shares of Series C Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend on the Common Stock of the Corporation (other than a dividend payable in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation), but subordinate to the payment of any preferential dividend payable on the Series A Preferred Stock as set forth in
         Section I.2 above or on the Series B Preferred Stock, as set forth in
         Section II.2 above, with such dividend payable to the holders of Series C Preferred Stock at the rate of $0.14 per share (with such rate subject to adjustment for stock splits, consolidations and the like) for each share of Series C Preferred Stock per annum (commencing from the Non-Redemption Dividend Rate), payable when, as and if declared by the Board of Directors. Such dividends shall be cumulative and shall be payable in cash.

                  (c) No dividends shall be declared or paid or set apart for payment on any class or series of Common Stock unless all outstanding shares of Series C Preferred Stock have been redeemed as provided in
         Section III.5 below.

                  3. LIQUIDATION PREFERENCE.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive, after distribution to holders of Series A Preferred Stock and Series B Preferred Stock of the preferential amounts to which they are entitled as provided in Sections I.3(a) and II.3(a) above, but prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, by reason of their ownership thereof, an amount per share equal to $1.00 for each outstanding share of Series C Preferred Stock (as adjusted for stock splits, stock dividends and recapitalizations) plus an amount equal to any accrued or declared but unpaid dividends thereon (the "Series C Liquidation Preference Amount"). If, upon the occurrence of such an event, and after the payment of preferential amounts payable to the holders of Series A Preferred Stock and Series B Preferred Stock, the assets and property available for distribution among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount to which they are entitled, then the assets and property of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the aggregate preferential amounts owed such holders upon a liquidation, dissolution or winding up of the Corporation.

                  (b) For purposes of this Section III.3, (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which the shareholders of the Corporation do not own a majority of the outstanding shares of the surviving corporation or
         (ii) a sale of all or substantially all of the assets of the Corporation shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series C Preferred Stock to receive at the closing cash, securities or other property as specified in Section III.3(a) above.

                  (c) Any securities to be delivered to the holders of the Series C Preferred Stock and/or Common Stock pursuant to Section III.3(b) above shall be valued as follows:

                           (i) Securities not subject to investment letter
                  or other similar restrictions on free marketability:

                                    (A) If traded on a national securities
                           exchange or the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

                                    (B) If actively traded over-the-counter, the
                           value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing; and

                                    (C) If there is no active public market, the
                           value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                           (ii) The method of valuation of securities
                  subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                  (d) In the event the requirements of Section III.3(b) are not complied with, the Corporation shall forthwith either:

                           (i) cause such closing to be postponed until
                  such time as the requirements of Section III.3(b) have been complied with, or

                           (ii) cancel such transaction, in which event the
                  rights, preferences, privileges and restrictions of the holders of Series C Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section III.3(e) hereof.

                  (e) The Corporation shall give each holder of record of Series C Preferred Stock written notice of such a Section III.3(b) transaction not later than ten (10) days prior to the shareholders' meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the Series C Preferred Stock then outstanding.

                  4. CONVERSION. The holders of Series C Preferred Stock shall have no conversion rights. The original puRchasers of shares of Series C Preferred Stock shall have certain rights to exchange a portion of such shares for shares of the Corporation's Common Stock, as set forth in the Reorganization Agreement.

                  5. REDEMPTION RIGHTS.

                  (a) OPTIONAL REDEMPTION AT ELECTION OF THE CORPORATION. At any time and from time to time the Corporation may redeem all or a portion of the then outstanding shares of Series C Preferred Stock at the prices determined as set forth below, plus the amount of all accrued or declared but unpaid dividends (the "Series C Redemption Price").

                 IF REDEEMED DURING                            OPTIONAL
                     THE PERIOD                            REDEMPTION PRICE
         ----------------------------------    ----------------------------------------
          _______, 2001 ending _____, 2001      80% of Series C Liquidation Preference
                                                                Amount

          _______, 2001 ending _____, 2002      90% of Series C Liquidation Preference
                                                                Amount

          _______, 2002 ending _____, 2002     100% of Series C Liquidation Preference
                                                                Amount

                 After _______, 2002           110% of Series C Liquidation Preference
                                                                Amount


         [80% DURING 0-6 MONTHS FOLLOWING CLOSING; 90% DURING 7-12 MONTHS FOLLOWING CLOSING; 100% DURING 13-18 MONTHS FOLLOWING CLOSING; 110% AFTER 19 MONTHS]

         The Corporation will not redeem any outstanding shares of Series C Preferred Stock pursuant to this Section III.5 until all shares of Series B Preferred Stock have been redeemed as provided in Section II.5 above. All redemptions of shares of Series C Preferred Stock shall be made on a pro-rata basis from all of the holders thereof, in accordance with the number of shares of Series C Preferred Stock held by each.

                  (b) MANDATORY REDEMPTION. The Corporation shall, after payment of the Note and the redemption of all outstanding shares of Series B Preferred Stock, promptly apply all Available Proceeds, to the extent lawfully available for such purpose, to the redemption of outstanding shares of Series C Preferred Stock, until all such shares have been redeemed. Such redemptions are to take place pursuant to the procedures set forth in paragraph III.5(c) below within 45 days of the Corporation's receipt of such Available Proceeds. Any such redemption shall be at the applicable Series C Redemption Price.

                  (c) NOTICE FOR REDEMPTION. With respect to any redemption of Series C Preferred Stock initiated by the Corporation, at least 30 days' previous written notice by certified or registered mail, postage prepaid, shall be given to the holders of record of the Series C Preferred Stock to be redeemed, such notice to be addressed to each such shareholder at the address of such holder given to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall state the date of the intended redemption (the "Series C Redemption Date"), the applicable Series C Redemption Price, any rights the shareholder may have to exchange any shares of Series C Preferred Stock for Common Stock as provided in the Reorganization Agreement and the date of termination of such exchange right. The exchange right as described in Section 3.3 of the Reorganization Agreement will terminate on the date specified in such notice (which date shall not be earlier than thirty (30) days and not later than sixty (60) days after the above written notice by mail has been given) and shall call upon such holder to surrender to the Corporation on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the Series C Redemption Date stated in such notice, the holder of each share of Series C Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Series C Redemption Price for the Series C Preferred Stock called for redemption and surrendered. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the Series C Redemption Date funds necessary for the redemption shall be available therefor, then, as to any certificates evidencing any Series C Preferred Stock so called for redemption and not surrendered, all rights of the holders of such shares so called for redemption and not surrendered shall cease with respect to such shares, except only the right of the holders to receive the Series C Redemption Price for such shares of Series C Preferred Stock which they hold, without interest, upon surrender of their certificates therefor.

                  (d) TRUST FUND. On or prior to any Series C Redemption Date, the Corporation shall deposit, with any bank or trust company in the United States, as a trust fund, a sum sufficient to redeem, on the Series C Redemption Date thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, on or after the Series C Redemption Date or prior hereto, the Series C Redemption Price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the Series C Redemption Date), the shares so called shall be redeemed. The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to notice pursuant to paragraph (b) above and to receive from the bank or trust company payment of the Series C Redemption Price for the Series C Preferred Stock called for redemption which they hold, without interest, upon the surrender of their certificates therefor, and to exercise any exchange right as set forth in the Reorganization Agreement at any time up to but not after the close of business on the fifth day prior to the Series C Redemption Date of such shares
         (which date will not be earlier than thirty (30) days after the written notice of redemption has been mailed to holder of record of the Series C Preferred Stock called for redemption). Any monies so deposited on account of the Series C Redemption Price of Series C Preferred Stock exchanged subsequent to the making of such deposit shall be repaid to the Corporation forthwith upon the exchange of such Series C Preferred Stock. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Corporation. If the holders of Series C Preferred Stock so called for redemption shall not, at the end of six (6) years from the Series C Redemption Date thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Corporation such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Corporation for payment of the Series C Redemption Price for the Series C Preferred Stock which they hold.

6. VOTING RIGHTS. Except as otherwise provided herein or by applicable law, the Series C Preferred Stock shall be non-voting.

7. PROTECTIVE PROVISIONS. So long as any shares of Series C Preferred Stock are issued and outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least fifty-one percent (51%) of the then outstanding shares of Series C Preferred Stock, voting together as one class except where otherwise required by law:

                  (a) amend or repeal any provision of the Corporation's Articles of Incorporation or Bylaws if such action would alter or change the designations, preferences and relative, participating, optional and other special rights, or the restrictions provided for the benefit of the Series C Preferred Stock, provided that approval of the Series C Preferred Stockholders shall not be required for the issuance of any stock senior to or on parity with the Series C Preferred Stock;

                  (b) repurchase or otherwise acquire any of its own shares other than pursuant to the Articles of Incorporation, in accordance with the redemption provisions set forth herein, as contemplated by the Reorganization Agreement, or from current or former employees or consultants of the Corporation, in connection with the termination of their relationship with the Corporation; or

                  (c) change the uses or priorities designated for the Available Proceeds from any Triggering Equity Transactions, as defined in Section II.5(b) above.

         8. NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section III and in the taking of all such action as may be necessary or appropriate in order to protect the rights and preferences of the Series C Preferred Stock against impairment. The issuance of stock senior to or on parity with the Series C Preferred Stock shall not be deemed an impairment under this Section.

         9. STATUS OF REDEEMED SHARES. In the event any shares of Series C Preferred Stock shall be redeemed pursuant to Section III.5 hereof, the shares so redeemed shall be canceled and shall not be issuable by the Corporation, and the Articles of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the number of shares of Series C Preferred Stock the Corporation is authorized to issue.

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the corporation has caused this Certificate of Designation, Preferences and Other Rights to be executed by a duly authorized officer on the ____ day of _____________________, 2001.


                                       OPTIKA INVESTMENT COMPANY, INC.


                                       By: _________________________________
                                           _________________________, President


                                       By: _________________________________
                                           _________________________, Secretary

                               NOTARY CERTIFICATE


State of ____________      )
                           ) ss.
County of __________       )


         On the ___ day of March, 2001, ______________ personally appeared before me, a Notary Public, and executed the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized officer.


                                               ----------------------------



My appointment expires:______________

Residing in:________________________

ANNEX K   PROPOSED TERMS OF PRIVATE PLACEMENT OF SERIES A PREFERRED STOCK


ISSUER: Optika Investment Company, Inc. ("Optika" or the "Company")

SECURITIES OFFERED:               Series A Preferred Stock ("Shares")

PURCHASE PRICE:                   $1.50 per Share

PROCEEDS:                         $5,250,000*

MINIMUM SUBSCRIPTION:             $50,000

TERMS OF PREFERRED:

         DIVIDEND RATE:           8% per annum accumulating dividends, payable
                                  in Series A Preferred Stock

         CONVERSION RATE:         At the option of holder, initially into
                                  common stock of Optika on a 1 for 1 basis

         DILUTION PROTECTION:     Customary anti-dilution protections for
                                  conversion of the Series A Preferred Stock

         LIQUIDATION PREFERENCE:  In the event of a liquidation of Optika, holders of Series A Preferred Stock will receive an amount equal to their original investment, plus 8% per annum thereon, prior to any distribution to common holders

         MANDATORY CONVERSION:    Upon the date of a secondary public stock
                                  offering at $10.00 or higher, with a minimum of $20,000,000 in aggregate proceeds received by Optika

         VOTING RIGHTS:           Votes with common stock on an as converted
                                  basis, on all matters, except as provided below

         BOARD SELECTION:         The initial Board of Directors will include
                                  David Lerten, John Evans, Edward Mooney, one
                                  Series A investor designee, and one outside director. Thereafter, so long as at least
                                  50% of the Series A Preferred Stock remains outstanding, the holders shall have the right to elect one member of a 5 member Board of Directors, and shall be entitled to vote with the common stock on an as converted basis with respect to the other 4 directors

         REGISTRATION RIGHTS:     Customary registration rights, see Exhibit F
                                  for Form of Registration Rights Agreement.

         OTHER PROVISIONS:        Other customary provisions, including
                                  restrictions on dividend payments and other protective provisions

         FEE: Up to 10% of gross proceeds payable in cash, plus a warrant to purchase common stock in an amount equal to 10% of the amount purchased by the investors.

*Represents gross proceeds to the Company before deduction of commissions and expenses of the Offering, estimated to be approximately $600,000.







                                      K-2